UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual

Report

September 30, 2020

AI Powered Equity ETF

Ticker: AIEQ

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

AI Powered Equity ETF

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity Exchange-Traded Fund (“AIEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2019 to September 30, 2020. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of the Fund and thus Fund performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for both the broad market (represented by the Chicago Board Options Exchange Volatility Index) as well as the technology sector (represented by the Chicago Board Options Exchange NDX Volatility Index).

The AI Powered Equity ETF is actively managed and seeks capital appreciation. Over the fiscal period, the total return for the Fund was 17.94%, while the total return for its benchmark, the S&P 500 Index, was 15.15%. The best performers in the Fund on the basis of contribution to return were Moderna, Amazon, and Livongo Health, while the worst performers were Martin Marietta Materials, Cimarex Energy, and Devon Energy.

During the reporting period, the Fund saw an average approximate allocation of 12% of its total assets to Software, 5% to Interactive Media & Services, 5% to Biotechnology and 5% to Semiconductors & Semiconductor Equipment.

AIEQ invests primarily in equity securities listed on a U.S. exchange, based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 150 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology-based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses.

You can find further details about AIEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

AI Powered Equity ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	(10/17/17)	(9/30/2020)
AI Powered Equity ETF (NAV)	17.94%	11.12%	$13,654
AI Powered Equity ETF (Market)	18.26%	10.95%	$13,593
S&P 500 Index	15.15%	11.86%	$13,923

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

AI Powered Equity ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Amazon.com, Inc.	3.11%
2	Alphabet, Inc. - Class A	2.99%
3	Apple Inc.	2.79%
4	Advanced Micro Devices, Inc.	2.12%
5	Microsoft Corp.	1.89%
6	Tesla Inc.	1.76%
7	Teladoc Health, Inc.	1.76%
8	Livongo Health, Inc.	1.39%
9	Thermo Fisher Scientific, Inc.	1.31%
10	NVIDIA Corp.	1.28%

Top Ten Holdings = 20.40% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

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AI Powered Equity ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

AIEQ

The AI Powered Equity Technology ETF (the “Fund”) seeks long-term capital appreciation within risk constraints commensurate with broad market US equity indices.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the Equbot Model to identify investment opportunities. Fund holdings are subject to change. For full holdings information, please visit www.etfmg.com.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the fund. Equbot LLC serves as the sub-advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Equbot LLC.

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AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2020 (Unaudited)

AI Powered
Equity ETF
As a percent of Net Assets:
Canada	0.2%
United States	98.9
Rights	0.0
Short-Term and other Net Assets (Liabilities)	0.9
100.0%

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.1%
Canada - 0.2%
Commercial Services & Supplies - 0.2%
Waste Connections, Inc.	1,521	$157,880

United States - 98.9%
Air Freight & Logistics - 1.0%
FedEx Corp.	3,863	971,622
Auto Components - 0.1%
BorgWarner, Inc. (a)	3,276	126,912
Automobiles - 3.2%
Ford Motor Co.	56,193	374,245
General Motors Co.	15,765	466,486
Tesla, Inc. (b)	4,917	2,109,443
Total Automobiles		2,950,174
Beverages - 1.1%
Constellation Brands, Inc. - Class A	1,005	190,458
Monster Beverage Corp. (b)	3,929	315,106
PepsiCo, Inc.	4,036	559,389
Total Beverages		1,064,953
Biotechnology - 7.6%
AbbVie, Inc.	3,177	278,273
Aimmune Therapeutics, Inc. (b)	5,431	187,098
Fate Therapeutics, Inc. (a)(b)	14,726	588,598
Gilead Sciences, Inc.	17,355	1,096,662
Inovio Pharmaceuticals, Inc. (a)(b)	13,167	152,737
Invitae Corp. (a)(b)	15,110	655,019
Moderna, Inc. (a)(b)	16,848	1,191,996
Novavax, Inc. (a)(b)	11,233	1,217,096
Sorrento Therapeutics, Inc. (a)(b)	91,537	1,020,638
Syros Pharmaceuticals, Inc. (a)(b)	38,033	336,212
Vertex Pharmaceuticals, Inc. (b)	1,557	423,691
Total Biotechnology		7,148,020
Building Products - 0.8%
Masco Corp.	13,249	730,417
Capital Markets - 1.7%
BlackRock, Inc.	589	331,931
CME Group, Inc.	1,018	170,322
Intercontinental Exchange, Inc.	3,405	340,670
MSCI, Inc.	1,663	593,325
State Street Corp.	2,765	164,047
Total Capital Markets		1,600,295
Chemicals - 1.3%
Air Products and Chemicals, Inc.	1,068	318,114
Mosaic Co.	19,883	363,262
Sherwin-Williams Co.	723	503,744
Total Chemicals		1,185,120

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Commercial Services & Supplies - 2.5%
Cintas Corp.	2,081	$692,619
IAA, Inc. (b)	14,507	755,379
Rollins, Inc. (a)	12,941	701,273
Waste Management, Inc.	1,108	125,392
Total Commercial Services & Supplies		2,274,663
Communications Equipment - 0.1%
Ciena Corp. (b)	1,921	76,244
Consumer Finance - 0.4%
Green Dot Corp. - Class A (a)(b)	6,547	331,344
Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc. - Class B (b)	4,522	962,915
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	4,422	263,065
Electronic Equipment, Instruments & Components - 0.1%
Amphenol Corp. - Class A	1,212	131,223
Entertainment - 4.0%
Activision Blizzard, Inc.	7,408	599,678
Netflix, Inc. (a)(b)	2,438	1,219,073
Roku, Inc. (b)	6,777	1,279,498
Take-Two Interactive Software, Inc. (b)	1,754	289,796
Zynga, Inc. - Class A (b)	34,503	314,667
Total Entertainment		3,702,712
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	2,073	735,915
Kroger Co.	7,240	245,508
Walmart, Inc.	4,668	653,100
Total Food & Staples Retailing		1,634,523
Food Products - 1.3%
Campbell Soup Co. (a)	8,979	434,314
Conagra Brands, Inc.	10,027	358,064
General Mills, Inc.	4,799	296,002
Kellogg Co. (a)	2,428	156,825
Total Food Products		1,245,205
Gas Utilities - 0.1%
Atmos Energy Corp.	813	77,715
Health Care Equipment & Supplies - 4.2%
Abbott Laboratories	7,715	839,623
DexCom, Inc. (b)	1,431	589,901
IDEXX Laboratories, Inc. (b)	2,896	1,138,447
Intuitive Surgical, Inc. (b)	1,143	811,004
ResMed, Inc.	2,828	484,804
Total Health Care Equipment & Supplies		3,863,779
Health Care Providers & Services - 1.7%
Anthem, Inc.	1,613	433,236
Centene Corp. (b)	7,527	439,050
Humana, Inc.	1,160	480,112
Molina Healthcare, Inc. (b)	1,059	193,839
Total Health Care Providers & Services		1,546,237

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Health Care Technology - 5.1%
Cerner Corp. (a)	6,188	$447,331
Livongo Health, Inc. (a)(b)	11,866	1,661,833
Teladoc Health, Inc. (a)(b)	9,613	2,107,555
Veeva Systems, Inc. - Class A (b)	1,813	509,797
Total Health Care Technology		4,726,516
Hotels, Restaurants & Leisure - 1.5%
Domino’s Pizza, Inc.	2,218	943,271
McDonald’s Corp.	2,180	478,488
Total Hotels, Restaurants & Leisure		1,421,759
Household Products - 2.0%
Church & Dwight Co., Inc.	6,620	620,360
Clorox Co. (a)	2,404	505,249
Kimberly-Clark Corp.	1,826	269,627
Procter & Gamble Co.	3,107	431,842
Total Household Products		1,827,078
Insurance - 0.4%
eHealth, Inc. (a)(b)	4,370	345,230
Interactive Media & Services - 4.0%
Alphabet, Inc. - Class A (b)	2,446	3,584,857
Facebook, Inc. - Class A (b)	833	218,163
Total Interactive Media & Services		3,803,020
Internet & Direct Marketing Retail - 7.1%
Amazon.com, Inc. (b)	1,184	3,728,097
Etsy, Inc. (a)(b)	8,945	1,087,980
Grubhub, Inc. (b)	3,348	242,161
Overstock.com, Inc. (a)(b)	5,970	433,721
Stitch Fix, Inc. - Class A (a)(b)	19,381	525,807
Wayfair, Inc. - Class A (a)(b)	2,049	596,279
Total Internet & Direct Marketing Retail		6,614,045
IT Services - 3.5%
Akamai Technologies, Inc. (a)(b)	4,831	534,019
Broadridge Financial Solutions, Inc.	3,233	426,756
MasterCard, Inc. - Class A	268	90,630
PayPal Holdings, Inc. (b)	1,984	390,908
Square, Inc. - Class A (b)	4,735	769,674
Twilio, Inc. - Class A (a)(b)	4,172	1,030,859
Total IT Services		3,242,846
Life Sciences Tools & Services - 3.9%
Agilent Technologies, Inc.	4,515	455,744
Mettler-Toledo International, Inc. (b)	336	324,492
PerkinElmer, Inc.	3,268	410,167
Syneos Health, Inc. (a)(b)	8,753	465,309
Thermo Fisher Scientific, Inc.	3,545	1,565,189
Waters Corp. (b)	2,041	399,383
Total Life Sciences Tools & Services		3,620,284
Machinery - 0.7%
Stanley Black & Decker, Inc.	3,828	620,902

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Media - 0.4%
News Corp. - Class A	23,360	$327,507
Metals & Mining - 0.9%
Coeur Mining, Inc. (b)	65,515	483,501
Royal Gold, Inc.	2,859	343,566
Total Metals & Mining		827,067
Multiline Retail - 0.7%
Dollar General Corp.	1,185	248,400
Target Corp.	2,617	411,968
Total Multiline Retail		660,368
Multi-Utilities - 0.1%
Sempra Energy (a)	865	102,381
Oil, Gas & Consumable Fuels - 1.7%
Cabot Oil & Gas Corp. (a)	9,872	171,378
Cimarex Energy Co. (a)	28,857	702,090
EQT Corp.	43,061	556,779
Williams Cos., Inc.	8,261	162,329
Total Oil, Gas & Consumable Fuels		1,592,576
Pharmaceuticals - 1.9%
Catalent, Inc. (b)	3,257	278,995
Eli Lilly and Co.	3,213	475,588
Johnson & Johnson	2,931	436,367
Pfizer, Inc.	15,529	569,914
Total Pharmaceuticals		1,760,864
Professional Services - 0.2%
Verisk Analytics, Inc.	1,216	225,337
Real Estate Management & Development - 0.9%
Redfin Corp. (a)(b)	16,395	818,602
Road & Rail - 0.2%
Union Pacific Corp.	1,131	222,660
Semiconductors & Semiconductor Equipment - 6.9%
Advanced Micro Devices, Inc. (a)(b)	30,973	2,539,476
Enphase Energy, Inc. (a)(b)	2,945	243,228
Intel Corp.	6,186	320,311
Microchip Technology, Inc.	1,065	109,439
NVIDIA Corp.	2,825	1,528,947
Qualcomm, Inc.	5,394	634,766
Skyworks Solutions, Inc.	4,462	649,221
Teradyne, Inc.	4,652	369,648
Total Semiconductors & Semiconductor Equipment		6,395,036

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Software - 14.9%
2U, Inc. (a)(b)	12,861	$435,473
Adobe Systems, Inc. (b)	281	137,811
Autodesk, Inc. (b)	594	137,220
Avaya Holdings Corp. (a)(b)	34,802	528,990
Box, Inc. - Class A (b)	35,455	615,499
Citrix Systems, Inc. (a)	3,810	524,675
Cloudera, Inc. (a)(b)	84,819	923,679
Coupa Software, Inc. (b)	2,888	792,005
Crowdstrike Holdings, Inc. - Class A (b)	9,080	1,246,866
DocuSign, Inc. (b)	1,918	412,830
Everbridge, Inc. (a)(b)	4,665	586,530
Fortinet, Inc. (b)	3,870	455,925
Intuit, Inc.	1,629	531,396
Microsoft Corp.	10,777	2,266,726
PagerDuty, Inc. (a)(b)	15,951	432,432
RingCentral, Inc. - Class A (b)	1,660	455,853
salesforce.com, Inc. (b)	2,259	567,732
ServiceNow, Inc. (b)	1,452	704,220
Slack Technologies, Inc. - Class A (a)(b)	16,340	438,892
SS&C Technologies Holdings, Inc.	5,286	319,909
Tenable Holdings, Inc. (b)	11,788	444,997
Zscaler, Inc. (a)(b)	6,406	901,260
Total Software		13,860,920
Specialty Retail - 1.5%
AutoNation, Inc. (a)(b)	7,342	388,612
Michaels Cos., Inc. (a)(b)	20,277	195,774
RH (a)(b)	2,109	806,946
Total Specialty Retail		1,391,332
Technology Hardware, Storage & Peripherals - 3.8%
Apple, Inc.	28,922	3,349,456
Pure Storage, Inc. - Class A (a)(b)	12,963	199,501
Total Technology Hardware, Storage & Peripherals		3,548,957
Textiles, Apparel & Luxury Goods - 0.3%
Tapestry, Inc. (a)	15,869	248,032
Trading Companies & Distributors - 0.6%
Fastenal Co.	1,520	68,537
United Rentals, Inc. (b)	2,898	505,701
Total Trading Companies & Distributors		574,238
Water Utilities - 1.0%
Essential Utilities, Inc. (a)	22,127	890,612
Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (b)	3,314	378,989
Total United States		91,934,296
TOTAL COMMON STOCKS (Cost $76,737,121)		92,092,176

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value

RIGHTS - 0%
United States - 0.0%
NewStar Financial, Inc. (c)	115,783	$0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 29.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (d)	27,033,268	27,033,268
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $27,033,268)		27,033,268

SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02%(d)	789,914	789,914
TOTAL SHORT-TERM INVESTMENTS (Cost $789,914)		789,914

Total Investments (Cost $104,560,303) - 129.0%		119,915,358
Liabilities in Excess of Other Assets - (29.0)%		(26,982,183)
TOTAL NET ASSETS - 100.0%		$92,933,175

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security was out on loan at September 30, 2020.
(b)	Non-income producing security.
(c)	Value determined using significant unobservable inputs. The value of this security totals $0, which represents 0.00% of total net assets. Classified as Level 3 in the fair value hierarchy.
(d)	The rate quote is the annualized seven-day yield at September 30, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES
 As of September 30, 2020

AI Powered Equity ETF
ASSETS
Investments in securities, at value*	$119,915,358
Receivables:
Dividends and interest receivable	22,079
Securities lending income receivable	6,472
Receivable for investments sold	749,460
Total Assets	120,693,369

LIABILITIES
Collateral received for securities loaned (Note 7)	27,033,268
Payables:
Payable for investments purchased	670,332
Unitary fees payable	56,594
Total Liabilities	27,760,194
Net Assets	$92,933,175

NET ASSETS CONSIST OF:
Paid-in Capital	$89,525,063
Total Distibutable Earnings	3,408,112
Net Assets	$92,933,175

*Identified Cost:
Investments in securities	$104,560,303

Shares Outstanding^	3,025,000
Net Asset Value, Offering and Redemption Price per Share	$30.72

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

STATEMENT OF OPERATIONS
 For the Year Ended September 30, 2020

AI Powered Equity ETF
INVESTMENT INCOME
Income:
Dividends from investments (net of foreign withholdings tax of $972)	$1,143,919
Interest	23,318
Securities lending income	67,058
Total Investment Income	1,234,295
Expenses:
Unitary fees	745,045
Total Expenses	745,045
Net Investment Income	489,250
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(1,909,340)
In-Kind redemptions	4,024,259
Closed-End Funds	(127,803)
Net Realized Gain on Investments and In-Kind Redemptions	1,987,116
Net Change in Unrealized Appreciation of:
Investments	12,344,307
Net Change in Unrealized Appreciation of Investments	12,344,307
Net Realized and Unrealized Gain on Investments	14,331,423
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,820,673

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income	$489,250	$905,874
Net realized gain (loss) on investments and in-kind redemptions	1,987,116	(10,405,925)
Net change in unrealized appreciation (depreciation) of investments	12,344,307	(3,012,955)
Net increase (decrease) in net assets resulting from operations	14,820,673	(12,513,006)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(446,750)	(12,575,043)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in
outstanding shares	(36,014,002)	(66,811,078)
Net decrease in net assets	(21,640,079)	(91,899,127)
NET ASSETS
Beginning of Year	114,573,254	206,472,381
End of Year	$92,933,175	$114,573,254

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	175,000	$5,278,763	175,000	$4,859,175
Shares Redeemed	(1,525,000)	(41,292,765)	(2,800,000)	(71,670,253)
	(1,350,000)	$(36,014,002)	(2,625,000)	$(66,811,078)
Beginning Shares	4,375,000		7,000,000
Ending Shares	3,025,000		4,375,000

The accompanying notes are an integral part of these financial statements.

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AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018[1]
Net Asset Value, Beginning of Year/Period	$26.19	$29.50	$25.00
Income from Investment Operations:
Net investment income [2]	0.14	0.16	0.14
Net realized and unrealized gain (loss) on investments	4.52	(1.41)	4.49
Total from investment operations	4.66	(1.25)	4.63
Less Distributions:
Distributions from net investment income	(0.13)	(0.17)	(0.12)
Net realized gains	—	(1.89)	(0.01)
Total distributions	(0.13)	(2.06)	(0.13)
Net asset value, end of year/period	$30.72	$26.19	$29.50
Total Return	17.94%	-2.32%	18.53%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$92,933	$114,573	$206,472
Expenses to Average Net Assets	0.75%	0.75%	0.75%[4]
Net Investment Income to Average Net Assets	0.49%	0.64%	0.52%[4]
Portfolio Turnover Rate	239%	129%	260%[3]

[1]	Commencement of operations on October 17, 2017.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

16

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1 – ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Fund held one fair valued security. More detail about this security can be found in the Schedule of Investments.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The following table presents a summary of the Funds’ investments in securities, at fair value, as of September 30, 2020:

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$92,092,176	$—	$—		$92,092,176
Rights	—	—	—	(1)	—
Short Term Investments	789,914	—	—		789,914
Investments Purchased with Securities Lending Collateral*	—	—	—		27,033,268
Total Investments in Securities	$92,882,090	$—	$—		$119,915,358

(1) Includes a security valued at $0.

The AI Powered Equity ETF held a Level 3 security at the end of the year. The security classified as Level 3 is deemed immaterial.

^ For further information regarding security characteristics, see the Schedule of Investments.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2020, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

19

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

20

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

21

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the abilityof the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

EquBot, LLC serves as the sub-adviser to the Fund (the “Sub-Adviser”) and provides investment advice using the EquBot Model to the Advisor and the Fund. The Advisor is responsible for paying the entire amount of the Sub-Adviser’s fee for the Fund. The Sub-Adviser also provides marketing support for the Fund..

22

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s daily average net assets. For the year ended September 30, 2020, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2020:

	Purchases	Sales
AI Powered Equity ETF	$229,985,588	$229,645,773

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2020:

	Purchases In-Kind	Sales In- Kind
AI Powered Equity ETF	$5,043,115	$39,034,460

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2020.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

23

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

As of September 30, 2020, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
AI Powered Equity ETF	$26,421,520	$27,033,268

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AI Powered Equity ETF	$105,545,338	$17,056,648	$(2,686,628)	$14,370,020

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
AI Powered Equity ETF	$62,712	$—	$62,712	$(11,024,620)	$3,408,112

As of September 30, 2020, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
AI Powered Equity ETF	$(9,794,433)	$(1,230,206)	Indefinite

24

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020.

	Late Year Ordinary Loss	Post-October Capital Loss
AI Powered Equity ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2020, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
AI Powered Equity ETF	$(3,538,631)	$3,538,631

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2020 and September 30, 2019 are as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
AI Powered Equity ETF	$446,750	$—	$12,571,140	$—

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (the “Company”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and the Company announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and the Company have agreed to certain cash payments from the Company to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Company intellectual property and related assets, to a Nasdaq affiliate. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations. However, Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

25

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements. .

26

AI Powered Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of AI Powered Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AI Powered Equity ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 30, 2020

27

AI Powered Equity ETF

Expense Example
Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

AI Powered Equity ETF

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2020 to September 30, 2020
Actual	$1,000.00	$1,372.40	$4.45	0.75%
Hypothetical (5% annual)	$1,000.00	$1,021.25	$3.79	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the period from April 1, 2020 to September 30, 2020).

28

AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Dedumattction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
AI Powered Equity ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
AI Powered Equity ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov) and is available by calling (877) 756-7873.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.AIEQetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.AIEQetf.com. Read the prospectus carefully before investing.

29

AI Powered Equity ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012- 2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	12	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)	N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)	N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

30

AI Powered Equity ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018)	12	None

31

AI Powered Equity ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)   Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

32

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2020

ETFMG Prime Cyber Security ETF

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Mobile Payments ETF

ETFMG Sit Ultra Short ETF

ETFMG Travel Tech ETF

ETFMG Treatments, Testing and Advancements ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The funds are a series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2020

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs referenced below (each a “Fund”). The following information pertains to the fiscal period from October 1, 2019 to September 30, 2020.

Performance Overview

Below is a performance overview for each Fund for the same 12-month period, except as noted otherwise. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of each Funds and thus each respective Fund’s performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for the broad market (represented by the Chicago Board Options Exchange Volatility Index).

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (“HACK”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Cyber Defense Index”).

Over the period, the total return for HACK was 26.75%, while the total return for the Cyber Defense Index was 26.65%. The best performers in HACK on the basis of contribution to return were Cloudflare, SailPoint Technologies, and Zscaler, while the worst performers were Proofpoint, Cisco Systems, and Tufin Software Technologies.

During the reporting period, HACK saw an average approximate allocation of 67% of its total assets to Software, 16% to IT Services and 10% to Communications Equipment.

ETFMG Prime Junior Silver ETF (SILJ)

The ETFMG Prime Junior Silver ETF (“SILJ”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Silver Miners Index”).

Over the period, the total return for SILJ was 48.06%, while the total return for the Silver Miners Index was 48.51%. The best performers in SILJ on the basis of contribution to return were Pan American Silver, Hecla Mining and Silvercorp Metals, while the worst performers in SILJ on the basis of contribution to return were McEwen Mining, Trevali Mining, and Hochschild Mining.

During the reporting period, SILJ saw an average approximate allocation of 98% of its total assets to Metals and Mining and the remaining 2% to Commercial Services & Supplies.

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (“IPAY”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Mobile Payments Index”).

Over the period, the total return for IPAY was 16.56%, while the total return for the Mobile Payments Index was 17.31%. The best performers in IPAY on the basis of contribution to return were Square, PayPal, and Adyen, while the worst performers were Discover Financial Services, Cielo S.A., and Wirecard.

During the reporting period, IPAY saw an average approximate allocation of 79% of its total assets to IT Services, 10% to Consumer Finance and 3% to Electronic Equipment, Instruments & Services.

ETFMG Sit Ultra Short ETF (VALT)

The following information pertains to the fiscal period from the Fund’s inception, October 8, 2019 to September 30, 2020.

The ETFMG Sit Ultra Short ETF (“VALT”) is an actively managed ETF that seeks maximum current income, consistent with preservation of capital and daily liquidity.

Over the fiscal period, the total return for VALT was 1.19%, while the total return for its benchmark, the Bloomberg Barclays U.S. Treasury Bills Index: 1-3 month Index, was 0.96%.

VALT seeks to achieve its investment objective by investing in a diversified portfolio of high-quality, short-term U.S. dollar-denominated domestic and foreign debt securities and other instruments. VALT uses the Bloomberg Barclays U.S. Treasury Bills Index: 1-3-month Index as its benchmark index. VALT seeks to maintain an average effective duration within a range of 2 months to 1 year.

ETFMG Travel Tech ETF (AWAY)

The following information pertains to the fiscal period from the Fund’s inception, February 12, 2020 to September 30, 2020.

The ETFMG Travel Tech ETF (“AWAY”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Travel Technology Index NTR (the “Travel Tech Index”).

Over the fiscal period, the total return for AWAY was -24.50%, while the total return the for the Travel Tech Index was -24.99%. The best performers in AWAY on the basis of contribution to return were Lotte Tour Development Facedrive, and Tongcheng-Elong Holdings, while the worst performers were Despegar.com, Lyft and Sabre.

During the reporting period, AWAY saw an average approximate allocation of 50% of its total assets to Internet & Direct Marketing Retail, 17% to Road & Rail and 13% to IT Services.

ETFMG Treatments, Testing and Advancements ETF (GERM)

The following information pertains to the fiscal period from the Fund’s inception, June 17, 2020 to September 30, 2020.

The ETFMG Treatments, Testing and Advancements ETF (“GERM”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index (the “Treatments, Testing and Advancements Index”).

Over the fiscal period, the total return for GERM was 10.82%, while the total return the for the Treatments, Testing and Advancements Index was 10.88%. The best performers in GERM on the basis of contribution to return were Novavax, BioNTech SE, and Emergent BioSolutions, while the worst performers were Athersys, Cue Biopharma, and Dicerna Pharmaceuticals.

During the reporting period, GERM saw an average approximate allocation of 63% of its total assets to Biotechnology, 11% to Life Sciences Tools & Services and 10% to Health Care Providers & Services.

You can find further details about HACK, SILJ, IPAY, VALT, AWAY and GERM by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

ETFMG Prime Junior Silver Miners ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	5 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	Return	(11/28/12)	(9/30/20)
ETFMG Prime Junior Silver Miners ETF (NAV)	48.06%	22.65%	-3.88%	$7,335
ETFMG Prime Junior Silver Miners ETF Miners (Market)	47.99%	21.82%	-3.87%	$7,338
S&P 500 Index	15.15%	14.15%	14.04%	$28,006
Prime Junior Silver Miners & Explorers Index	48.51%	24.14%	-2.87%	$7,957

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Pan American Silver Corp.	13.04%
2	Hecla Mining Co.	11.02%
3	First Majestic Silver Corp.	7.91%
4	Yamana Gold, Inc.	7.10%
5	Hochschild Mining PLC	5.15%
6	MAG Silver Corp.	5.01%
7	Silvercorp Metals, Inc.	4.33%
8	SilverCrest Metals, Inc.	4.32%
9	Harmony Gold Mining Co., Ltd.	4.25%
10	SSR Mining, Inc.	3.05%

Top Ten Holdings = 65.18% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	5 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	Return	(11/11/14)	(9/30/2020)
ETFMG Prime Cyber Security ETF (NAV)	26.75%	13.75%	11.78%	$19,258
ETFMG Prime Cyber Security ETF (Market)	26.95%	13.78%	11.78%	$19,256
S&P 500 Index	15.15%	14.15%	11.11%	$18,585
Prime Cyber Defense Index	26.65%	13.97%	12.19%	$19,681

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Cisco Systems, Inc.	2.95%
2	CloudFlare, Inc.	2.74%
3	Palo Alto Networks, Inc.	2.57%
4	Splunk, Inc.	2.51%
5	Akamai Technologies, Inc.	2.39%
6	Fortinet, Inc.	2.33%
7	SailPoint Technologies Holdings, Inc.	2.31%
8	Tenable Holdings, Ltd.	2.28%
9	CyberArk Software, Ltd.	2.28%
10	Checkpoint Therapeutics, Inc.	2.27%

Top Ten Holdings = 24.63% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	5 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	Return	(7/15/15)	(9/30/2020)
ETFMG Prime Mobile Payments ETF (NAV)	16.56%	18.50%	16.33%	$21,995
ETFMG Prime Mobile Payments ETF (Market)	16.75%	18.74%	16.36%	$22,029
S&P 500 Index	15.15%	14.15%	11.63%	$17,738
Prime Mobile Payments Index	17.31%	19.22%	17.04%	$22,701

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Square, Inc.	5.73%
2	PayPal Holdings, Inc.	5.58%
3	Fiserv, Inc.	5.45%
4	MasterCard, Inc.	5.34%
5	Fidelity National Information Services, Inc.	5.32%
6	Visa, Inc.	5.19%
7	American Express Co.	5.05%
8	Adyen N.V.	4.74%
9	Global Payments, Inc.	4.50%
10	Fleetcor Technologies, Inc.	2.58%

Top Ten Holdings= 49.48% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Sit Ultra Short ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	Since Inception	Value of $10,000
Period Ended September 30, 2020	(10/8/2019)	(9/30/2020)
ETFMG Sit Ultra Short ETF (NAV)	1.19%	$10,119
ETFMG Sit Ultra Short ETF (Market)	1.21%	$10,121

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 8, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Sit Ultra Short ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Intercontinental Exchange, Inc.	2.86%
2	Carvana Auto Receivables Trust	2.75%
3	HSBC Holdings PLC	2.60%
4	Citizens Financial Group, Inc.	2.53%
5	Commonwealth Bank of Australia	2.43%
6	Canadian Imperial Bank of Commerce	2.38%
7	Daimler Finance North America LLC	2.31%
8	Equifax, Inc.	2.30%
9	Honeywell International, Inc.	2.16%
10	Northrop Grumman Corp.	2.08%

Top Ten Holdings =24.40% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Travel Tech ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	Since Inception	Value of $10,000
Period Ended September 30, 2020	(2/12/2020)	(9/30/2020)
ETFMG Travel Tech ETF (NAV)	-24.50%	$7,550
ETFMG Travel Tech ETF (Market)	-23.84%	$7,616
S&P 500 Index	0.74%	$10,074
Prime Travel Technology Index GTR	-24.99%	$7,501

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on February 12, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Travel Tech ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Trip.com Group, Ltd.	4.93%
2	Uber Technologies, Inc.	4.63%
3	Expedia Group, Inc.	4.30%
4	Booking Holdings, Inc.	4.30%
5	Hongcheng-Elong Holdings, Ltd.	3.80%
6	Lotte Tour Development C., Ltd.	3.64%
7	TravelSky, Ltd.	3.61%
8	Webjet, Ltd.	3.57%
9	Hanatour Service, Inc.	3.47%
10	Amadeus IT Group S.A.	3.46%

Top Ten Holdings = 39.71% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Treatments, Testing and Advancements ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	Since Inception	Value of $10,000
Period Ended September 30, 2020	6/17/20	(9/30/2020)
ETFMG Treatments, Testing and Advancements ETF (NAV)	10.82%	$11,082
ETFMG Treatments, Testing and Advancements ETF (Market)	10.56%	$11,056
S&P 500 Index	8.52%	$10,852
Prime Treatments, Testing and Advancements Index NTR	10.88%	$11,091

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on June 17, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Treatments, Testing and Advancements ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	Moderna, Inc.	5.03%
2	BioNTech SE	4.63%
3	Quest Diagnostics, Inc.	4.24%
4	Laboratory Corp. of America Holdings	4.24%
5	Bio-Rad Laboratories, Inc.	4.19%
6	Quidel Corp.	3.94%
7	Adaptive Biotechnologies Corp.	3.39%
8	Vir Biotechnology, Inc.	3.32%
9	Alnylam Pharmaceuticals, Inc.	3.27%
10	Novavax, Inc.	3.17%

Top Ten Holdings = 39.42% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

ETFMG™ ETFs

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The fund is concentrated in technology-related companies that face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

ETFMG™ ETFs

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

VALT

The ETFMG Sit Ultra Short ETF (the “Fund” or the “Ultra Short ETF”) seeks maximum current income, consistent with preservation of capital and daily liquidity.

Investing involves risk. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will be maintained for Fund shares.

The market price of the Fund’s fixed-income instruments may change, sometimes rapidly or unpredictably, in response to changes in interest rates, factors affecting securities markets generally, and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. The Fund may invest in floating rate securities, which are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. The Fund may invest in U.S. dollar-denominated debt obligations of foreign issuers. Mortgage- and asset-backed securities are subject to interest rate risk. Modest movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of these securities. From time to time the Fund may invest a substantial amount of its assets in taxable or tax-exempt municipal securities whose interest is paid solely from revenues of similar projects.

ETFMG™ ETFs

The Fund is recently organized with a limited operating history. The Fund may not meet its investment objective based on the success or failure to implement investment strategies for the Fund.

The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. In the event of large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s performance.

ETF Managers Group LLC is the investment advisor to the Fund. Sit Fixed Income Advisors II LLC (“Sit Advisors”) is the sub-advisor to the Fund. Sit Advisors is a subsidiary of Sit Investment Associates Inc. (“Sit”). Sit is a full product global asset manager offering management expertise in domestic equities, international equities and fixed income instruments.

ETFMG Financial is the distributor of the Fund. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Sit.

AWAY

The ETFMG Travel Tech ETF (the “Fund” or the “Travel Tech ETF”) seeks investment results that correspond generally to the price and yield, before fund fees and expenses, of the Prime Travel Technology Index (the “Index”).

Investing involves risk, including loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETFMG™ ETFs

The Fund is a recently organized, diversified management investment company with limited operating history.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

GERM

The ETFMG Treatments, Testing and Advancements ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Treatments, Testing and Advancements Index (the “Index”).

Investing involves risk, including loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Treatment Companies and Testing Companies are involved in discovering, developing and commercializing novel drugs or tests with significant market potential. These companies face challenges including pre-clinical testing and clinical trial stages of development. Clinical trials may be delayed and certain programs may never advance in the clinic or may be more costly to conduct than anticipated. Such companies may be dependent on their ability to secure significant funding for research, development, and commercialization of therapeutics, vaccines, tests, and other health care products or services. If there are delays in obtaining required regulatory and marketing approvals for products, the ability of such companies to generate revenue may be materially impaired. If regulatory approval is obtained, products will still remain subject to regulatory scrutiny with regulatory authorities having the ability to impose significant restrictions on the indicated uses or marketing. Lastly, even if a licensed product is achieved, such companies may encounter difficulties in manufacturing, product release, shelf life, testing, storage, supply chain management, or shipping. The Fund is a recently organized, non-diversified management investment company with limited operating history.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2020 (Unaudited)

	ETFMG
	Prime	ETFMG	ETFMG			ETFMG
	Junior	Prime	Prime		ETFMG	Treatments,
	Silver	Cyber	Mobile	ETFMG	Travel	Testing and
	Miners	Security	Payments	Sit Ultra	Tech	Advancements
	ETF	ETF	ETF	ETF	ETF	ETF
As a percent of Net Assets:
Australia	—%	—%	3.2%	—%	4.1%	—%
Brazil	—	—	1.4	—	3.8	—
Canada	72.2	3.8	—	—	3.3	2.6
China	—	—	—	—	4.1	—
Cyprus	—	—	0.6	—	—	—
Finland	—	0.2	—	—	—	—
France	—	—	4.5	—	—	0.6
Germany	—	—	—	—	—	6.0
Israel	—	8.0	—	—	—	—
Italy	—	—	2.4	—	—	—
Japan	—	4.2	2.7	—	12.8	0.6
Luxembourg	0.9	—	—	—	2.7	—
Mauritus	—	—	—	—	3.9	—
Netherlands	—	—	5.3	—	3.7	3.1
Peru	2.7	—	—	—	—	—
Republic of Korea	—	0.7	—	—	8.1	—
South Africa	4.3	—	—	—	—	—
Spain	—	—	—	—	4.0	—
Sweden	—	1.1	—	—	—	—
United Kingdom	5.2	7.0	1.7	—	7.5	1.6
United States	14.4	74.5	77.3	—	41.5	85.0
Asset Backed Securities	—	—	—	2.7	—	—
Coporate Obligations	—	—	—	92.6	—	—
Municipal Debt Obligations	—	—	—	0.2	—	—
Short-Term and other Net
Assets (Liabilities)	0.3	0.5	0.9	4.5	0.5	0.5
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.7%
Canada - 72.2%
Commercial Services & Supplies - 1.4%
Alexco Resource Corp. (a)	2,230,374	$5,888,187
Metals & Mining - 70.8% (b)
Americas Gold & Silver Corp. (a)	1,731,429	4,564,091
Auryn Resources, Inc. (a)	585,867	1,165,970
Aya Gold & Silver, Inc. (a)	1,505,579	2,951,118
Bear Creek Mining Corp. (a)	1,835,825	4,342,945
Canada Silver Cobalt Works, Inc. (a)	544,746	212,735
Capstone Mining Corp. (a)	2,182,775	2,376,947
Dundee Precious Metals, Inc.	987,284	7,073,478
Eldorado Gold Corp. (a)	947,994	10,002,866
Endeavour Silver Corp. (a)	2,538,144	8,908,885
Excellon Resources, Inc. (a)	518,736	1,503,752
First Majestic Silver Corp. (a)	3,399,861	32,366,677
Fortuna Silver Mines, Inc. (a)	1,001,644	6,371,465
Gran Colombia Gold Corp.	337,112	1,587,392
Great Panther Mining, Ltd. (a)	1,947,916	1,729,555
GT Gold Corp. (a)	688,258	697,795
Hudbay Minerals, Inc.	1,422,424	6,014,229
Kootenay Silver, Inc. (a)(d)	4,807,480	1,371,967
Liberty Gold Corp. (a)	1,344,507	2,140,629
MAG Silver Corp. (a)	1,262,056	20,520,080
Mandalay Resources Corp. (a)	496,428	592,783
Metalla Royalty & Streaming, Ltd.	205,701	1,615,886
Minaurum Gold, Inc. (a)	1,850,949	903,546
Minco Silver Corp. (a)	995,380	362,554
Mirasol Resources, Ltd. (a)	294,938	99,675
New Gold, Inc. (a)(d)	3,684,904	6,281,951
New Pacific Metals Corp. (a)	829,163	4,010,221
Orla Mining, Ltd. (a)	1,234,940	4,850,540
Pan American Silver Corp.	1,660,166	53,375,169
Premier Gold Mines, Ltd. (a)	1,291,892	2,483,755
Sabina Gold & Silver Corp. (a)	1,773,461	3,436,243
Seabridge Gold, Inc. (a)	365,020	6,864,257
Sierra Metals, Inc. (a)	886,370	1,291,396
Silvercorp Metals, Inc.	2,457,605	17,736,911
SilverCrest Metals, Inc. (a)	2,084,974	17,678,162
SSR Mining, Inc. (a)	670,214	12,507,843
Trevali Mining Corp. (a)	4,369,331	442,987
Turquoise Hill Resources, Ltd. (a)	10,955,521	9,297,239
Yamana Gold, Inc.	5,117,419	29,066,940
Total Metals & Mining		288,800,634
Total Canada		294,688,821

Luxembourg - 0.9%
Metals & Mining - 0.9% (b)
Nexa Resources SA	725,744	3,839,186

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Peru - 2.7%
Metals & Mining - 2.7% (b)
Cia de Minas Buenaventura SAA - ADR	891,905	$10,899,079

South Africa - 4.3%
Metals & Mining - 4.3% (b)
Harmony Gold Mining Co., Ltd. - ADR (a)	3,300,725	17,394,821

United Kingdom - 5.2%
Metals & Mining - 5.2% (b)
Hochschild Mining PLC	7,469,496	21,088,618

United States - 14.4%
Metals & Mining - 14.4% (b)
Coeur Mining, Inc. (a)	1,326,826	9,791,976
Gold Resource Corp.	381,468	1,300,806
Golden Minerals Co. (a)	809,541	340,007
Hecla Mining Co.	8,882,639	45,123,806
McEwen Mining, Inc. (a)	2,191,019	2,322,480
Total Metals & Mining		58,879,075
TOTAL COMMON STOCKS (Cost $351,490,177)		406,789,600

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	2,651,352	2,651,352
TOTAL SHORT-TERM INVESTMENTS (Cost $2,651,352)		2,651,352

Total Investments (Cost $354,141,529) - 100.3%		409,440,952
Liabilities in Excess of Other Assets - (0.3)%		(1,122,369)
TOTAL NET ASSETS - 100.0%		$408,318,583

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	As of September 30, 2020, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Canada - 3.8%
Software - 3.8% (d)
Absolute Software Corp.	1,769,146	$21,484,053
BlackBerry, Ltd. (a)	7,827,391	35,917,058
Total Software		57,401,111

Finland - 0.2%
Software - 0.2% (d)
F-Secure Oyj	654,525	2,586,146

Israel - 8.0%
Communications Equipment - 1.1%
Radware, Ltd. (a)	646,947	15,681,995
Software - 6.9% (d)
Allot Communications, Ltd. (a)	829,330	7,546,903
Check Point Software Technologies, Ltd. (a)	327,896	39,459,004
CyberArk Software, Ltd. (a)(b)	382,242	39,531,468
Tufin Software Technologies, Ltd. (a)(e)	2,019,067	16,657,303
Total Software		103,194,678
Total Israel		118,876,673

Japan - 4.2%
Software - 4.2%
Digital Arts, Inc.	216,365	17,581,644
FFRI Security, Inc. (a)	314,416	8,249,078
Trend Micro, Inc.	612,956	37,254,520
Total Software		63,085,242

Republic of Korea - 0.7%
Software - 0.7%
Ahnlab, Inc.	190,029	10,707,919

Sweden - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Fingerprint Cards AB - Class B (b)	7,821,618	15,615,551

United Kingdom - 7.0%
Aerospace & Defense - 3.0%
BAE Systems PLC	2,480,949	15,430,300
QinetiQ Group PLC	3,892,934	13,954,645
Ultra Electronics Holdings PLC	565,207	15,213,577
Total Aerospace & Defense		44,598,522
IT Services - 0.5%
NCC Group PLC	3,299,509	7,493,272

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Software - 3.5% (d)
Avast PLC	5,379,305	$36,580,218
Mimecast, Ltd. (a)(b)	345,780	16,223,998
Total Software		52,804,216
Total United Kingdom		104,896,010

United States - 74.5%
Aerospace & Defense - 2.3%
Parsons Corp. (a)(b)	1,040,624	34,902,529
Communications Equipment - 7.9%
Cisco Systems, Inc.	1,298,271	51,138,895
F5 Networks, Inc. (a)	140,508	17,250,167
Juniper Networks, Inc.	1,642,080	35,304,720
NetScout Systems, Inc. (a)	708,260	15,461,316
Total Communications Equipment		119,155,098
Internet Software & Services - 0.7%
Zix Corp. (a)(b)	1,890,715	11,041,776
IT Services - 16.3%
Akamai Technologies, Inc. (a)	375,201	41,474,719
Booz Allen Hamilton Holding Corp.	198,749	16,492,192
CACI International, Inc. - Class A (a)	167,848	35,778,480
Leidos Holdings, Inc.	193,864	17,282,976
LiveRamp Holdings, Inc. (a)	735,368	38,070,001
ManTech International Corp. - Class A	215,328	14,831,793
Okta, Inc. (a)(b)	114,992	24,591,039
Science Applications International Corp.	487,519	38,231,240
VeriSign, Inc. (a)	90,335	18,505,125
Total IT Services		245,257,565

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Software - 47.3% (d)
A10 Networks, Inc. (a)	1,595,830	$10,165,437
Cloudflare, Inc. - Class A (a)	1,159,955	47,627,752
CommVault Systems, Inc. (a)	913,698	37,278,878
Crowdstrike Holdings, Inc. - Class A (a)	268,120	36,818,238
Everbridge, Inc. (a)(b)	141,147	17,746,412
FireEye, Inc. (a)	2,994,095	36,962,103
Fortinet, Inc. (a)	342,736	40,377,728
MobileIron, Inc. (a)	2,762,095	19,362,286
NortonLifeLock, Inc.	1,849,304	38,539,495
OneSpan, Inc. (a)	779,194	16,331,906
Palo Alto Networks, Inc. (a)	181,975	44,538,381
Ping Identity Holding Corp. (a)(b)	1,251,003	39,043,804
Proofpoint, Inc. (a)	371,907	39,254,784
Qualys, Inc. (a)(b)	388,033	38,031,114
Rapid7, Inc. (a)(b)	270,137	16,543,190
Sailpoint Technologies Holdings, Inc. (a)(b)	1,014,654	40,149,859
SecureWorks Corp. - Class A (a)(b)(e)	1,123,854	12,800,697
SolarWinds Corp. (a)(b)	1,913,197	38,914,427
Splunk, Inc. (a)	231,963	43,639,199
Tenable Holdings, Inc. (a)	1,049,293	39,610,811
Varonis Systems, Inc. (a)(b)	150,741	17,398,526
Verint Systems, Inc. (a)(b)	323,853	15,603,238
Zscaler, Inc. (a)(b)	176,989	24,900,582
Total Software		711,638,847
Total United States		1,121,995,815
TOTAL COMMON STOCKS (Cost $1,304,612,188)		1,495,164,467

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 15.4%
ETFMG Sit Ultra Short ETF (e)	1,000,000	49,785,000
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	182,465,962	182,465,962
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $232,574,838)		232,250,962

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	8,840,046	8,840,046
TOTAL SHORT-TERM INVESTMENTS (Cost $8,840,046)		8,840,046

Total Investments (Cost $1,546,027,072) - 115.5%		1,736,255,475
Liabilities in Excess of Other Assets - (15.5)%		(232,441,487)
TOTAL NET ASSETS - 100.0%		$1,503,813,988

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2020 (Continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of September 30, 2020.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020 the Fund had a significant portion of its assets in the Software Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.4%
Australia - 3.2%
IT Services - 3.2% (d)
Afterpay, Ltd. (a)	375,152	$21,493,531
EML Payments, Ltd. (a)	2,128,080	4,344,078
Total IT Services		25,837,609

Brazil - 1.4%
IT Services - 1.4% (d)
Cielo SA	16,438,811	11,562,404

Cyprus - 0.6%
IT Services - 0.6% (d)
QIWI PLC - ADR (b)	286,455	4,969,994

France - 4.5%
Electronic Equipment, Instruments & Components - 2.1%
Ingenico Group SA	107,390	16,657,908
IT Services - 2.4% (d)
Worldline SA (a)	232,587	19,121,596
Total France		35,779,504

Italy - 2.4%
IT Services - 2.4% (d)
Nexi SpA (a)	961,489	19,299,447

Japan - 2.7%
Consumer Finance - 0.3%
Jaccs Co, Ltd.	145,110	2,339,041
IT Services - 2.2% (d)
GMO Payment Gateway, Inc.	162,387	17,306,499
Software - 0.2%
Intelligent Wave, Inc.	202,258	1,591,752
Total Japan		21,237,292

Netherlands - 5.3%
IT Services - 5.3% (d)
Adyen NV (a)	22,842	42,113,523

United Kingdom - 1.8%
Commercial Services & Supplies - 0.3%
PayPoint PLC	301,906	1,963,414
Electronic Equipment, Instruments & Components - 0.3%
PAX Global Technology, Ltd.	4,443,858	2,660,564
IT Services - 1.2% (d)
Network International Holdings	2,755,473	9,713,737
Total United Kingdom		14,337,715

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
United States - 77.5%
Consumer Finance - 10.2%
American Express Co.	447,469	$44,858,768
Discover Financial Services	382,518	22,101,890
Green Dot Corp. - Class A (a)(b)	279,967	14,169,130
Total Consumer Finance		81,129,788
IT Services - 63.5% (d)
Euronet Worldwide, Inc. (a)	162,467	14,800,744
EVERTEC, Inc.	408,300	14,172,093
Evo Payments, Inc. - Class A (a)(b)	550,175	13,671,849
Fidelity National Information Services, Inc.	320,666	47,205,242
Fiserv, Inc. (a)	469,686	48,401,142
FleetCor Technologies, Inc. (a)	96,356	22,942,364
Global Payments, Inc.	225,102	39,973,613
Huifu Payment, Ltd. (a)	7,556,301	2,018,251
I3 Verticals, Inc. - Class A (a)(b)	143,160	3,614,790
International Money Express, Inc. (a)(b)	206,785	2,970,467
MasterCard, Inc. - Class A	140,085	47,372,544
Net 1 UEPS Technologies, Inc. (a)(b)	457,705	1,542,466
Pagseguro Digital, Ltd. - Class A (a)(b)	521,509	19,666,104
PayPal Holdings, Inc. (a)	251,354	49,524,279
Paysign, Inc. (a)(b)	441,853	2,509,725
Shift4 Payments, Inc. - Class A (a)	291,723	14,107,724
Square, Inc. - Class A (a)	313,071	50,889,691
StoneCo, Ltd. - Class A (a)(b)	402,967	21,312,925
Visa, Inc. - Class A (b)	230,459	46,084,886
Western Union Co.	772,975	16,564,854
WEX, Inc. (a)	107,341	14,917,179
Yeahka, Ltd. (a)	2,105,859	12,906,794
Total IT Services		507,169,726
Software - 1.9%
ACI Worldwide, Inc. (a)	567,223	14,821,537
Technology Hardware, Storage & Peripherals - 1.9%
NCR Corp. (a)(b)	678,623	15,024,713
Total United States		618,145,764
TOTAL COMMON STOCKS (Cost $719,984,314)		793,283,252

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 11.3%
ETFMG Sit Ultra Short ETF (e)	600,000	29,871,000
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	60,574,592	60,574,592
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $90,656,859)		90,445,592

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	3,816,328	$3,816,328
TOTAL SHORT-TERM INVESTMENTS (Cost $3,816,328)		3,816,328

Total Investments (Cost $814,457,501) - 111.2%		887,545,172
Liabilities in Excess of Other Assets - (11.2)%		(89,402,732)
TOTAL NET ASSETS - 100.0%		$798,142,440

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of September 30, 2020.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020, the Fund had a significant portion of its assets in the IT Services Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020

	Principal Amount	Value
ASSET BACKED SECURITIES - 2.7%
Carvana Auto Receivables Trust Series 2019-2, 2.580%, 03/15/2023 (a)	$2,871,326	$2,891,580
TOTAL ASSET BACKED SECURITIES (Cost $2,878,598)		2,891,580

CORPORATE OBLIGATIONS - 92.6%
Aerospace & Defense - 4.1%
BAE Systems Holdings, Inc.
2.850%, 12/15/2020 (a)	1,165,000	1,168,249
Northrop Grumman Corp.
2.080%, 10/15/2020	2,183,000	2,184,458
Textron, Inc.
0.793% (3 Month LIBOR + 0.550%) 11/10/2020 (b)	1,000,000	1,000,030
		4,352,737
Automobiles – 9.3%
American Honda Finance Corp.
0.531% (3 Month LIBOR + 0.280%) 11/02/2020 (b)	1,000,000	1,000,324
0.599% (3 Month LIBOR + 0.350%) 11/05/2021 (b)	450,000	450,952
BMW US Capital LLC
0.754% (3 Month LIBOR + 0.500%) 08/13/2021 (a)(b)	160,000	160,351
0.944% (3 Month LIBOR + 0.640%) 04/06/2022 (a)(b)	1,290,000	1,295,433
Daimler Finance North America LLC
1.238%, 02/22/2022 (a)(b)	2,422,000	2,429,588
General Motors Financial Co., Inc.
3.150%, 06/30/2022	1,488,000	1,529,291
Hyundai Capital America
2.850%, 11/01/2022 (a)	2,000,000	2,069,592
John Deere Capital Corp.
2.587% (3 Month LIBOR + 0.260%) 09/10/2021 (b)	300,000	300,504
PACCAR Financial Corp.
0.503% (3 Month LIBOR + 0.260%) 05/10/2021 (b)	85,000	85,107
Toyota Motor Credit Corp.
0.786% (3 Month LIBOR + 0.400%) 05/17/2022 (b)	500,000	501,762
		9,822,904

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Banks - 26.2% (e)
Bank of America Corp.
1.692% (3 Month LIBOR + 1.420%) 04/19/2021 (b)	1,000,000	$1,007,544
1.451% (3 Month LIBOR + 1.180%) 10/21/2022 (b)	100,000	101,057
1.264% (3 Month LIBOR + 1.000%) 04/24/2023 (b)	1,000,000	1,010,123
Bank of Montreal
0.945% (3 Month LIBOR + 0.630%) 09/11/2022 (b)	250,000	252,461
Bank of Nova Scotia
0.958% (3 Month LIBOR + 0.640%) 03/07/2022 (b)	150,000	151,162
Barclays PLC
2.353% (3 Month LIBOR + 2.110%) 08/10/2021 (b)	450,000	457,614
1.898% (3 Month LIBOR + 1.625%) 01/10/2023 (b)	1,300,000	1,309,634
Canadian Imperial Bank of Commerce
0.614% (3 Month LIBOR + 0.310%) 10/05/2020 (b)	2,500,000	2,500,098
Citizens Financial Group, Inc.
4.150%, 09/28/2022 (a)	2,522,000	2,667,106
Commonwealth Bank of Australia
0.988% (3 Month LIBOR + 0.680%) 09/18/2022 (a)(b)	2,539,000	2,560,725
Cooperatieve Rabobank UA
0.753% (3 Month LIBOR + 0.480%) 01/10/2023 (b)	895,000	900,055
Credit Suisse AG/New York NY
0.527% (3 Month SOFR + 0.450%) 02/04/2022 (b)	970,000	972,306
First Niagara Financial Group, Inc.
7.250%, 12/15/2021	1,050,000	1,133,039
Fulton Financial Corp.
3.600%, 03/16/2022	600,000	613,493
HSBC Holdings PLC
1.804% (3 Month LIBOR + 1.500%) 01/05/2022 (b)	2,700,000	2,737,455
Huntington Bancshares, Inc.
4.350%, 02/04/2023	766,000	823,076
Huntington National Bank
0.799% (3 Month LIBOR + 0.550%) 02/05/2021 (b)	799,000	800,134
JPMorgan Chase & Co.
1.275% (3 Month LIBOR + 1.000%) 01/15/2023 (b)	1,000,000	1,008,997
1.145% (3 Month LIBOR + 0.900%) 04/25/2023 (b)	155,000	156,314
PNC Bank NA
0.745% (3 Month LIBOR + 0.500%) 07/27/2022 (b)	1,535,000	1,543,463
Regions Financial Corp.
3.200%, 02/08/2021	328,000	330,421
Reliance Standard Life Global Funding II
2.625%, 07/22/2022 (a)	314,000	323,470
Royal Bank of Canada
0.633% (3 Month LIBOR + 0.360%) 01/17/2023 (b)	1,000,000	1,003,548
Swedbank AB
1.013% (3 Month LIBOR + 0.700%) 03/14/2022 (a)(b)	200,000	201,619
Wells Fargo Bank NA
0.973% (3 Month LIBOR + 0.660%) 09/09/2022 (b)	500,000	502,367
2.082%, 09/09/2022 (c)	200,000	202,866

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Wells Fargo & Co.
1.374% (3 Month LIBOR + 1.110%) 01/24/2023 (b)	878,000	$884,821
Westpac Banking Corp.
0.836% (3 Month LIBOR + 0.570%) 01/11/2023 (b)	1,500,000	1,509,264
		27,664,232
Biotechnology - 2.4%
AbbVie, Inc.
1.024% (3 Month LIBOR + 0.650%) 11/21/2022 (a)(b)	2,000,000	2,010,456
GlaxoSmithKline Capital PLC
3.125%, 05/14/2021	495,000	503,526
		2,513,982
Capital Markets - 6.4%
Bank of New York Mellon Corp.
2.450%, 11/27/2020	1,265,000	1,267,017

Charles Schwab Corp.
0.694% (3 Month LIBOR + 0.320%) 05/21/2021 (b)	1,300,000	1,301,992
Intercontinental Exchange, Inc.
0.000% (3 Month LIBOR + 0.650%) 06/15/2023 (b)	3,000,000	3,010,146
Morgan Stanley
0.751% (3 Month SOFR + 0.700%) 01/20/2023 (b)	1,137,000	1,140,320
		6,719,475
Chemicals - 2.0%
Albemarle Corp.
1.442% (3 Month LIBOR + 1.050%) 11/15/2022 (b)	585,000	583,107
Sherwin Williams Co.
2.750%, 06/01/2022	293,000	303,410
Westlake Chemical Corp.
3.600%, 07/15/2022	1,150,000	1,199,829
		2,086,346

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Consumer Finance - 10.3%
AIG Global Funding
0.757% (3 Month LIBOR + 0.460%) 06/25/2021 (a)(b)	271,000	$271,745
2.700%, 12/15/2021 (a)	75,000	77,043
BBVA USA
1.045% (3 Month LIBOR + 0.730%) 06/11/2021 (b)	500,000	501,577
Capital One Financial Corp.
0.988% (3 Month LIBOR + 0.720%) 01/30/2023 (b)	1,575,000	1,576,333
Citibank NA
0.977% (3 Month LIBOR + 0.600%) 05/20/2022 (b)	1,821,000	1,826,213
3.165%, 02/19/2022 (c)	400,000	404,356
Fifth Third Bank NA
0.891% (3 Month LIBOR + 0.640%) 02/01/2022 (b)	2,000,000	2,012,587
FMR LLC
5.350%, 11/15/2021 (a)	200,000	210,858
Manufacturers & Traders Trust Co.
1.388% (1 Month LIBOR + 01.215%) 12/28/2020 (c)	250,000	250,134
0.515% (3 Month LIBOR + 0.270%) 01/25/2021 (b)	1,205,000	1,206,162
0.990% (3 Month LIBOR + 0.640%) 12/01/2021 (c)	1,553,000	1,553,241
Truist Bank
0.841% (3 Month LIBOR + 0.680%) 08/02/2022 (b)	500,000	501,801
US Bank NA
0.800% (3 Month LIBOR + 0.440%) 05/23/2022 (b)	500,000	502,485
		10,894,535
Containers & Packaging - 0.5%
WestRock Co.
4.000%, 03/01/2023	500,000	534,600

Diversed Financial Services - 1.1%
Century Housing Corp.
3.824%, 11/01/2020	1,000,000	1,000,592
Reckitt Benckiser Treasury Services PLC
0.857% (3 Month LIBOR + 0.560%) 06/24/2022 (a)(b)	200,000	200,788
		1,201,380
Diversified Telecommunication Services - 1.5%
Comcast Corp.
0.626% (3 Month LIBOR + 0.330%) 10/01/2020 (b)	1,600,000	1,600,000

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Electric Utilities – 3.1%
Duke Energy Florida LLC
0.610% (3 Month LIBOR + 0.250%) 11/26/2021 (b)	130,000	$130,238
Duke Energy Progress LLC
0.000% (3 Month LIBOR + 0.180%) 02/18/2022 (b)	1,000,000	999,897
Duquesne Light Holdings, Inc.
5.900%, 12/01/2021 (a)	200,000	210,187
Florida Power & Light Co.
0.641% (3 Month LIBOR + 0.380%) 07/28/2023 (b)	1,500,000	1,501,166
Wisconsin Power & Light Co.
2.250%, 11/15/2022	442,000	454,276
		3,295,764
Electrical Equipment - 2.0%
Arrow Electronics, Inc.
3.500%, 04/01/2022	2,000,000	2,068,721
Food & Staples Retailing - 1.4%
Walmart, Inc.
1.900%, 12/15/2020	1,500,000	1,505,214
Health Care Providers & Services - 3.1%
Cigna Corp.
0.949% (3 Month LIBOR + 0.650%) 09/17/2021 (b)	2,000,000	2,000,408
1.165% (3 Month LIBOR + 0.890%) 07/15/2023 (b)	360,000	363,918
UnitedHealth Group, Inc.
0.345% (3 Month LIBOR + 0.070%) 10/15/2020 (b)	898,000	898,038
		3,262,364
Industrial Conglomerates - 2.1%
Honeywell International, Inc.
0.000% (3 Month LIBOR + 0.230%) 08/19/2022 (b)	2,270,000	2,272,111

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Insurance - 8.0%
Allstate Corp.
0.936% (3 Month LIBOR + 0.630%) 03/29/2023 (b)	1,215,000	$1,224,969
Fidelity National Financial, Inc.
5.500%, 09/01/2022	500,000	543,022
Infinity Property and Casualty Corp.
5.000%, 09/19/2022	160,000	171,233
Jackson National Life Global Funding
0.649% (3 Month SOFR + 0.600%) 01/06/2023 (a)(b)	2,000,000	2,003,424
Marsh & McLennan Cos., Inc.
1.506% (3 Month LIBOR + 1.200%) 12/29/2021 (b)	600,000	600,579
Metropolitan Life Global Funding I
0.626% (3 Month SOFR + 0.570%) 01/13/2023 (a)(b)	2,000,000	2,008,052
Nationwide Financial Services, Inc.
5.375%, 03/25/2021 (a)	324,000	331,197
Progressive Corp.
3.750%, 08/23/2021	1,000,000	1,030,996
W R Berkley Corp.
4.625%, 03/15/2022	513,000	542,083
		8,455,555

Machinery - 0.2%
Bunge, Ltd.
3.000%, 09/25/2022	206,000	214,281

Metals & Mining - 2.2%
Glencore Finance Canada, Ltd.
4.950%, 11/15/2021 (a)	1,200,000	1,253,149
4.250%, 10/25/2022 (a)	1,000,000	1,062,165
		2,315,314
Multi-Utilities - 1.3%
CenterPoint Energy Houston Electric LLC
1.850% (3 Month LIBOR + 0.880%) 06/01/2021	350,000	353,147
Dominion Energy, Inc.
0.000% (3 Month LIBOR + 0.530%) 09/15/2023 (b)	1,000,000	1,001,746
		1,354,893
Paper & Forest Products - 0.4%
Georgia-Pacific LLC
5.400%, 11/01/2020 (a)	470,000	471,856

Professional Services - 2.5%
Equifax, Inc.
1.262% (3 Month LIBOR + 0.870%) 08/15/2021 (b)	2,411,000	2,420,907
Athene Global Funding
1.534% (3 Month LIBOR + 1.230%) 07/01/2022 (a)(b)	200,000	201,597
		2,622,504

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Sit Ultra Short ETF

Schedule of Investments

September 30, 2020 (Continued)

	Principal Amount	Value
Semiconductors & Semiconductor Equipment - 1.0%
Xilinx, Inc.
3.000%, 03/15/2021	1,073,000	$1,085,814
Technology Hardware, Storage & Peripherals - 1.5%
Hewlett Packard Enterprise Co.
0.998% (3 Month LIBOR + 0.680%) 03/12/2021 (b)	500,000	501,043
1.024% (3 Month LIBOR + 0.720%) 10/05/2021 (b)	1,062,000	1,062,154
		1,563,197
TOTAL CORPORATE OBLIGATIONS (Cost $97,264,017)		97,877,779

MUNICIPAL DEBT OBLIGATIONS - 0.2%
City of Moline IL
2.080%, 12/01/2021	135,000	135,394
2.130%, 12/01/2022	100,000	100,645
TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $235,000)		236,039

	Shares	Value
SHORT-TERM INVESTMENTS - 4.0%
Money Market Funds - 4.0%
First American Government Obligations Fund - Class X, 0.07% (d)	4,221,375	4,221,375
TOTAL SHORT TERM INVESTMENTS (Cost $4,221,375)		4,221,375

Total Investments (Cost $104,598,990) - 99.5%		105,226,773
Other Assets in Excess of Liabilities - 0.5%		543,387
TOTAL NET ASSETS - 100.0%		$105,770,160

Percentages are stated as a percent of net assets.

(a)	Acquired in a transaction exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $26,080,230, which represented 24.66% of the net assets of the Fund.
(b)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of September 30, 2020.
(c)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of September 30, 2020.
(d)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(e)	As of September 30, 2020, the Fund had a significant portion of its assets invested in the Banking Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 4.1%
Internet & Direct Marketing Retail - 4.1% (d)
Webjet, Ltd. (a)	221,835	$618,080

Brazil - 3.8%
Hotels, Restaurants & Leisure - 3.8%
CVC Brasil Operadora e Agencia de Viagens SA	196,344	570,932

Canada - 3.3%
Road & Rail - 3.3%
Facedrive, Inc. (a)(b)	52,844	502,426

China - 4.1%
IT Services - 4.1%
TravelSky Technology, Ltd.	292,981	625,275

Japan - 12.8%
Hotels, Restaurants & Leisure - 2.8%
Adventure, Inc.	8,854	421,439
Internet & Direct Marketing Retail - 10.0% (d)
Airtrip Corp.	26,659	354,392
Open Door, Inc. (b)	40,273	520,477
Temairazu, Inc.	8,485	449,734
Veltra Corp. (a)(b)	36,758	189,950
Total Internet & Direct Marketing Retail		1,514,553
Total Japan		1,935,992

Luxembourg - 2.7%
Internet & Direct Marketing Retail - 2.7% (d)
eDreams ODIGEO SA (b)	148,986	402,637

Mauritius - 3.9%
Internet & Direct Marketing Retail - 3.9% (d)
MakeMyTrip, Ltd. (b)	38,671	593,987

Netherlands - 3.7%
Interactive Media & Services - 3.7%
Trivago NV - ADR (a)(b)	361,300	560,015

Republic of Korea - 8.1%
Hotels, Restaurants & Leisure - 8.1%
Hana Tour Service, Inc.	17,933	601,089
Lotte Tour Development Co., Ltd. (b)	47,875	630,419
Total Hotels, Restaurants & Leisure		1,231,508

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Spain - 4.0%
IT Services - 4.0%
Amadeus IT Group SA	10,724	$598,369

United Kingdom - 7.5%
Internet & Direct Marketing Retail - 7.5% (d)
On the Beach Group PLC	171,842	541,039
Trainline PLC (b)	124,928	585,162
Total Internet & Direct Marketing Retail		1,126,201

United States - 41.5%
Interactive Media & Services - 3.8%
TripAdvisor, Inc.	29,504	577,983
Internet & Direct Marketing Retail - 23.4% (d)
Booking Holdings, Inc. (b)	435	744,145
Despegar.com Corp. (b)	80,957	514,887
Expedia Group, Inc.	8,128	745,255
Tongcheng-Elong Holdings, Ltd. (b)	361,598	657,871
Trip.com Group, Ltd. - ADR (b)	27,407	853,453
Total Internet & Direct Marketing Retail		3,515,611
IT Services - 3.7%
Sabre Corp.	86,024	560,016
Road & Rail - 9.2%
Lyft, Inc. - Class A (a)(b)	21,426	590,286
Uber Technologies, Inc. (b)	21,966	801,320
Total Road & Rail		1,391,606
Software - 1.4%
Lvji Technology Holdings, Inc. (b)	1,860,717	216,082
Total United States		6,261,298
TOTAL COMMON STOCKS (Cost $15,405,726)		15,026,720

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 14.6%
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	2,198,966	2,198,966
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL (Cost $2,198,966)		2,198,966

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	88,311	88,311
TOTAL SHORT-TERM INVESTMENTS (Cost $88,311)		88,311

Total Investments (Cost $17,693,003) - 114.7%		17,313,997
Liabilities in Excess of Other Assets - (14.7)%		(2,213,978)
TOTAL NET ASSETS - 100.0%		$15,100,019

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Travel Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security is out on loan as of September 30, 2020.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020 the Fund had a significant portion of its assets in the Internet & Direct Marketing Retail Industry

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments Testing and Advancements ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Canada - 2.5%
Biotechnology - 2.5% (d)
Arbutus Biopharma Corp. (a)(b)	45,373	$142,017
IMV, Inc. (a)(b)	37,323	165,714
VBI Vaccines, Inc. (a)(b)	260,158	744,052
XBiotech, Inc. (b)	16,239	310,003
Total Biotechnology		1,361,786

France - 0.6%
Pharmaceuticals - 0.6%
Sanofi - ADR	6,841	343,213

Germany - 6.1%
Biotechnology - 6.1% (d)
BioNTech SE - ADR (a)(b)	47,671	3,300,263

Japan - 0.6%
Pharmaceuticals - 0.6%
Takeda Pharmaceutical Co., Ltd. - ADR	19,297	344,258

Netherlands - 3.1%
Biotechnology - 3.1% (d)
CureVac NV (a)(b)	35,722	1,662,859

United Kingdom - 1.6%
Health Care Equipment & Supplies - 0.3%
Oxford Immunotec Global PLC (b)	14,534	170,048
Pharmaceuticals - 1.3%
AstraZeneca PLC - ADR	6,535	358,118
GlaxoSmithKline PLC - ADR (b)	8,952	336,953
Total Pharmaceuticals		695,071
Total United Kingdom		865,119

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments Testing and Advancements ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
United States - 85.0%
Biotechnology - 50.2% (d)
AbbVie, Inc. (b)	3,880	$339,849
Alexion Pharmaceuticals, Inc. (b)	3,294	376,932
Alnylam Pharmaceuticals, Inc. (b)	15,996	2,329,018
Arcturus Therapeutics Holdings, Inc. (b)	13,668	586,357
Assembly Biosciences, Inc. (b)	18,395	302,414
Athersys, Inc. (a)(b)	110,605	215,680
BioCryst Pharmaceuticals, Inc. (a)(b)	98,949	339,890
CEL-SCI Corp. (a)(b)	21,640	275,910
Chimerix, Inc. (b)	34,833	86,734
ContraFect Corp. (b)	15,596	82,347
Cue Biopharma, Inc. (b)	16,531	248,792
Dicerna Pharmaceuticals, Inc. (b)	41,713	750,417
Dynavax Technologies Corp. (b)	61,372	265,127
Emergent BioSolutions, Inc. (b)	19,575	2,022,685
Enanta Pharmaceuticals, Inc. (b)	11,244	514,750
Enochian Biosciences, Inc. (a)(b)	26,356	94,354
Gilead Sciences, Inc.	5,445	344,070
Hookipa Pharma, Inc. (b)	14,374	136,122
iBio, Inc. (a)(b)	97,901	198,739
I-Mab - ADR (b)	32,407	1,524,101
Inovio Pharmaceuticals, Inc. (a)(b)	93,884	1,089,054
Moderna, Inc. (a)(b)	50,650	3,583,488
NantKwest, Inc. (b)	60,542	419,859
Novavax, Inc. (a)(b)	20,837	2,257,689
OPKO Health, Inc. (a)(b)	375,578	1,385,883
PhaseBio Pharmaceuticals, Inc. (a)(b)	16,434	57,683
Regeneron Pharmaceuticals, Inc. (b)	631	353,221
Translate Bio, Inc. (b)	41,957	571,035
Vaxart, Inc. (a)(b)	61,331	407,851
Vaxcyte, Inc. (b)	28,778	1,421,058
Zai Lab, Ltd. - ADR (b)	26,247	2,182,963
Vir Biotechnology, Inc. (a)(b)	68,808	2,362,179
Total Biotechnology		27,126,251
Health Care Equipment & Supplies - 7.9%
Abbott Laboratories (b)	3,332	362,622
Co-Diagnostics, Inc. (a)(b)	15,731	213,784
Meridian Bioscience, Inc. (b)	24,015	407,775
OraSure Technologies, Inc. (b)	40,085	487,834
Quidel Corp. (a)(b)	12,788	2,805,431
Total Health Care Equipment & Supplies		4,277,446
Health Care Providers & Services - 11.3%
Enzo Biochem, Inc. (b)	26,839	56,630
Laboratory Corp. of America Holdings (b)	16,053	3,022,298
Quest Diagnostics, Inc. (b)	26,399	3,022,422
Total Health Care Providers & Services		6,101,350

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Treatments Testing and Advancements ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Life Sciences Tools & Services - 11.3%
Adaptive Biotechnologies Corp. (b)	49,614	$2,412,729
Bio-Rad Laboratories, Inc. - Class A (b)	5,796	2,987,606
Luminex Corp.	25,964	681,555
Total Life Sciences Tools & Services		6,081,890
Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co. (b)	5,952	358,845
CorMedix, Inc.	17,522	105,658
Eli Lilly & Co.	2,372	351,103
Johnson & Johnson	2,361	351,506
Merck & Co, Inc.	4,150	344,243
Paratek Pharmaceuticals, Inc. (b)	25,434	137,598
Pfizer, Inc.	9,731	357,128
SIGA Technologies, Inc. (b)	43,741	300,501
Total Pharmaceuticals		2,306,582
Total United States		45,893,519
TOTAL COMMON STOCKS (Cost $58,969,550)		53,771,017

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 31.8%
ETFMG Sit Ultra Short ETF (e)	25,000	1,244,625
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	15,954,137	15,954,137
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $17,198,112)		17,198,762

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT- Treasury Portfolio - Institutional Class, 0.02% (c)	252,244	252,244
TOTAL SHORT-TERM INVESTMENTS (Cost $252,244)		252,244

Total Investments (Cost $76,419,906) - 131.8%		71,222,023
Liabilities in Excess of Other Assets - (31.8)%		(17,192,133)
TOTAL NET ASSETS - 100.0%		$54,029,890

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security was out on loan as of September 30, 2020.
(b)	Non-income producing security.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020, the Fund had a significant portion of its assets in the Biotechnology Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2020

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Travel Tech ETF	ETFMG Treatments, Testing and Advancements ETF
ASSETS
Investments in unaffiliated securities, at value*	$401,787,034	$1,657,012,475	$857,674,172	$105,226,773	$17,313,997	$69,977,398
Investments in affiliated securities, at value*	7,653,918	79,243,000	29,871,000	—	—	1,244,625
Cash	1,499	238	—	—	—	—
Foreign currency*	—	—	75	—	—	—
Receivables:
Receivable for fund shares issued	8,298,735	—	86,084	—	—	—
Dividends and interest receivable	94,025	348,973	156,825	365,855	3,014	9,875
Securities lending income receivable	—	65,474	26,828	—	3,731	42,114
Receivable for investments sold	—	37,012	—	417,981	—	—
Total Assets	417,835,211	1,736,707,172	887,814,984	106,010,609	17,320,742	71,274,012

LIABILITIES
Collateral received for securities loaned (Note 7)	—	230,165,962	89,194,592	—	2,198,966	17,198,112
Payables:
Payable for investments purchased	9,269,771	1,983,332	—	214,843	12,491	16,968
Management fees payable	246,857	743,890	477,952	25,606	9,266	29,042
Total Liabilities	9,516,628	232,893,184	89,672,544	240,449	2,220,723	17,244,122
Net Assets	$408,318,583	$1,503,813,988	$798,142,440	$105,770,160	$15,100,019	$54,029,890

NET ASSETS CONSIST OF:
Paid-in Capital	$409,394,734	$1,557,218,581	$790,330,261	$106,468,905	$16,339,454	$61,914,853
Total Distributable Earnings	(1,076,151)	(53,404,593)	7,812,179	(698,745)	(1,239,435)	(7,884,963)
Net Assets	$408,318,583	$1,503,813,988	$798,142,440	$105,770,160	$15,100,019	$54,029,890

*Identified Cost:

Investments in unaffiliated securities	$348,292,369	$1,444,305,660	$784,375,234	$104,598,990	$17,693,003	$75,175,931
Investments in affiliated securities	5,849,161	101,721,412	30,082,267	—	—	1,243,975
Foreign currency	—	502	76	—	—	—

Shares Outstanding^	29,600,000	32,300,000	14,700,000	2,125,000	800,000	1,950,000

Net Asset Value, Offering and
Redemption Price per Share	$13.79	$46.56	$54.30	$49.77	$18.88	$27.71

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Period/Year ended September 30, 2020

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Sit Ultra Short ETF	ETFMG Travel Tech ETF	ETFMG Treatments, Testing and Advancements ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $69,426,$172,552, $34,230, $-, $1,071, $-	$468,978	$28,317,175	$3,951,145	$—	$10,674	$36,286
Interest	4,022	79,852	14,944	1,554,539	46	22
Securities lending income	—	1,710,594	661,412	—	8,134	96,252
Total Investment Income	473,000	30,107,621	4,627,501	1,554,539	18,854	132,560

Expenses:
Management fees	1,413,100	8,579,119	5,148,237	223,339	31,521	96,402
Total Expenses	1,413,100	8,579,119	5,148,237	223,339	31,521	96,402
Net Investment Income (Loss)	(940,100)	21,528,502	(520,736)	1,331,200	(12,667)	36,158

REALIZED & UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(78,573,277)	(327,554,861)	(454,295,142)	(1,407,472)	(2,212,815)	(4,262,504)
Affiliated Investments	265,701	(17,787,132)	—	—	—	—
In-Kind redemptions	89,499,242	472,124,122	501,242,896	—	1,635,738	3,176,379
Foreign currency and foreign currency translation	(107,581)	(215,840)	(380,056)	—	(8,488)	—
Net Realized Gain (Loss) on
Investments and In-Kind redemptions	11,084,085	126,566,289	46,567,698	(1,407,472)	(585,565)	(1,086,125)
Net Change in Unrealized
Appreciation (Depreciation) of:
Unaffiliated Investments	58,341,657	144,221,004	54,606,509	627,783	(379,006)	(5,198,533)
Affiliated Investments	1,721,846	23,039,506	(211,267)	—	—	650
Foreign currency and foreign currency translation	(3,173)	20,960	1,068	—	113	—
Net change in Unrealized
Appreciation (Depreciation) of Investments	60,060,330	167,281,470	54,396,310	627,783	(378,893)	(5,197,883)
Net Realized and Unrealized Gain (Loss) on Investments	71,144,415	293,847,759	100,964,008	(779,689)	(964,458)	(6,284,008)
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS	$70,204,315	$315,376,261	$100,443,272	$551,511	$(977,125)	$(6,247,850)

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income (loss)	$(940,100)	$(119,940)
Net realized gain (loss) on investments and In-Kind Redemptions	11,084,085	(6,657,841)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	60,060,330	10,893,314
Net increase (decrease) in net assets resulting from operations	70,204,315	4,115,533

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,980,500)	(815,294)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	239,976,195	51,552,865
Net increase (decrease) in net assets	308,200,010	54,853,104

NET ASSETS
Beginning of Year	100,118,573	45,265,469
End of Year	$408,318,583	$100,118,573

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	26,050,000	$330,230,225	7,000,000	$67,300,540
Shares Redeemed	(7,050,000)	(90,254,030)	(1,600,000)	(15,747,675)
Net Transactions in Fund Shares	19,000,000	$239,976,195	5,400,000	$51,552,865
Beginning Shares	10,600,000		5,200,000
Ending Shares	29,600,000		10,600,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income (loss)	$21,528,502	$2,971,168
Net realized gain (loss) on investments and In-Kind Redemptions	126,566,289	119,111,232
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	167,281,470	(254,577,838)
Net increase (decrease) in net assets resulting from operations	315,376,261	(132,495,438)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(21,333,000)	(2,039,082)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	(217,450,615)	(274,135,215)
Transaction Fees (See Note 1)	20,965	8,658
Net increase (decrease) in net assets from capital share transactions	(217,429,650)	(274,126,557)
Total increase (decrease) in net assets	76,613,611	(408,661,077)

NET ASSETS
Beginning of Year	1,427,200,377	1,835,861,454
End of Year	$1,503,813,988	$1,427,200,377

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	6,000,000	$265,419,220	11,550,000	$440,845,035
Transaction Fees (See Note 1)	—	20,965	—	8,658
Shares Redeemed	(11,800,000)	(482,869,835)	(19,250,000)	(714,980,250)
Net Transactions in Fund Shares	(5,800,000)	$(217,429,650)	(7,700,000)	$(274,126,557)
Beginning Shares	38,100,000		45,800,000
Ending Shares	32,300,000		38,100,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income (loss)	$(520,736)	$322,006
Net realized gain (loss) on investments and In-Kind Redemptions	46,567,698	82,012,727
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	54,396,310	(59,701,724)
Net increase (decrease) in net assets resulting from operations	100,443,272	22,633,009

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(216,000)	(2,286,407)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares	(45,375,255)	199,832,445
Transaction Fees (See Note 1)	92,896	144,218
Net increase (decrease) in net assets from capital share transactions	(45,282,359)	199,976,663
Total increase (decrease) in net assets	54,944,913	220,323,265

NET ASSETS
Beginning of Year	743,197,527	522,874,262
End of Year	$798,142,440	$743,197,527

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	9,650,000	$474,195,120	14,050,000	$645,140,560
Transaction Fees (See Note 1)	—	92,896	—	144,218
Shares Redeemed	(10,900,000)	(519,570,375)	(10,300,000)	(445,308,115)
Net Transactions in Fund Shares	(1,250,000)	$(45,282,359)	3,750,000	$199,976,663
Beginning Shares	15,950,000		12,200,000
Ending Shares	14,700,000		15,950,000

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2020[1]
OPERATIONS
Net investment income (loss)	$1,331,200
Net realized gain (loss) on investments and In-Kind Redemptions	(1,407,472)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	627,783
Net increase (decrease) in net assets resulting from operations	551,511

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,250,256)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	106,468,905
Net increase in net assets	105,770,160

NET ASSETS
Beginning of Period	—
End of Period	$105,770,160

Summary of share transactions is as follows:

	Period Ended September 30, 2020[1]
	Shares	Amount
Shares Sold	2,200,000	$110,191,975
Shares Redeemed	(75,000)	(3,723,070)
Net Transactions in Fund Shares	2,125,000	$106,468,905
Beginning Shares	—
Ending Shares	2,125,000

[1]	Fund commenced operations on October 8, 2019. The information presented is for the period from October 8, 2019 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Travel Tech ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2020[1]
OPERATIONS
Net investment income (loss)	$(12,667)
Net realized gain (loss) on investments and In-Kind Redemptions	(585,565)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(378,893)
Net increase (decrease) in net assets resulting from operations	(977,125)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	16,070,650
Transaction Fees (See Note 1)	6,494
Net increase in net assets from capital share transactions	16,077,144
Net increase in net assets	15,100,019

NET ASSETS
Beginning of Period	—
End of Period	$15,100,019

Summary of share transactions is as follows:

	Period Ended September 30, 2020[1]
	Shares	Amount
Shares Sold	900,000	$18,057,660
Transaction Fees (See Note 1)	—	6,494
Shares Redeemed	(100,000)	(1,987,010)
Net Transactions in Fund Shares	800,000	$16,077,144
Beginning Shares	—
Ending Shares	800,000

[1]	Fund commenced operations on February 12, 2020. The information presented is for the period from February 12, 2020 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments Testing and Advancements ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2020[1]
OPERATIONS
Net investment income (loss)	$36,158
Net realized gain (loss) on investments and In-Kind Redemptions	(1,086,125)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(5,197,883)
Net increase (decrease) in net assets resulting from operations	(6,247,850)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	60,277,740
Net increase in net assets	54,029,890

NET ASSETS
Beginning of Period	—
End of Period	$54,029,890

Summary of share transactions is as follows:

	Period Ended September 30, 2020[1]
	Shares	Amount
Shares Sold	2,500,000	$75,601,825
Shares Redeemed	(550,000)	(15,324,085)
Net Transactions in Fund Shares	1,950,000	$60,277,740
Beginning Shares	—
Ending Shares	1,950,000

[1]	Fund commenced operations on June 17, 2020. The information presented is for the period from June 17, 2020 to September 30, 2020.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016

Net Asset Value, Beginning Year	$9.45	$8.70	$11.84	$15.57	$5.28
Income (Loss) from Investment Operations:
Net investment loss [1]	(0.05)	(0.02)	(0.03)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	4.56	0.91	(3.11)	(3.61)	10.47
Total from investment operations	4.51	0.89	(3.14)	(3.67)	10.41
Less Distributions:
Distributions from net investment income	(0.17)	(0.14)	—	(0.06)	(0.12)
Total distributions	(0.17)	(0.14)	—	(0.06)	(0.12)
Net asset value, end year	$13.79	$9.45	$8.70	$11.84	$15.57
Total Return	48.06%	10.45%	-26.50%	-23.53%	201.99%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$408,319	$100,119	$45,265	$58,033	$77,065

Expenses to Average Net Assets before legal expense	0.69%	0.69%	0.69%	0.69%	0.69%
Gross Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.72%[2]	0.69%
Net Investment Loss to Average Net Assets	-0.46%	-0.21%	-0.32%	-0.48%	-0.45%
Portfolio Turnover Rate	71%	34%	36%	69%	33%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016

Net Asset Value, Beginning Year	$37.46	$40.08	$30.11	$27.91	$25.28
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	0.64	0.07	0.03	(0.01)	0.30
Net realized and unrealized gain (loss) on investments	9.10	(2.64)	9.94	2.34	2.52
Total from investment operations	9.74	(2.57)	9.97	2.33	2.82
Less Distributions:
Distributions from net investment income	(0.64)	(0.05)	(0.00)[3]	(0.13)	(0.19)
Total distributions	(0.64)	(0.05)	(0.00)[3]	(0.13)	(0.19)
Net asset value, end year	$46.56	$37.46	$40.08	$30.11	$27.91
Total Return	26.75%	-6.42%	33.16%	8.42%	11.23%

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,503,814	$1,427,200	$1,835,861	$1,097,360	$803,794

Expenses to Average Net Assets before legal expense	0.60%	0.60%	0.60%	0.68%	0.75%
Gross Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.72%[2]	0.75%
Net Investment Income (Loss) to Average
Net Assets	1.50%	0.19%	0.07%	-0.03%	1.21%
Portfolio Turnover Rate	33%	36%	41%	53%	34%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.
[3]	Per share amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016

Net Asset Value, Beginning Year	$46.60	$42.86	$32.57	$24.96	$23.53
Income (Loss) from Investment Operations:
Net investment income (loss) [1]	(0.04)	0.03	0.07	0.03	0.15
Net realized and unrealized gain (loss) on investments	7.75	3.93	10.22	7.60	1.39
Total from investment operations	7.71	3.96	10.29	7.63	1.54
Less Distributions:
Distributions from net investment income	(0.02)	(0.05)	(0.01)	(0.02)	(0.11)
Net realized gains	—	(0.18)	—	—	—
Total distributions	(0.02)	(0.23)	(0.01)	(0.02)	(0.11)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.01	0.01	—	—
Net asset value, end year	$54.30	$46.60	$42.86	$32.57	$24.96
Total Return	16.56%	9.49%	31.62%	30.59%	6.51%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$798,142	$743,198	$522,874	$170,993	$8,734

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%	0.75%
Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.80%[2]	0.75%
Net Investment Income (Loss) to Average
Net Assets	-0.08%	0.06%	0.16%	0.12%	0.63%
Portfolio Turnover Rate	19%	28%	16%	31%	32%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

ETFMG Sit Ultra Short ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2020[1]

Net Asset Value, Beginning Period	$50.00
Income from Investment Operations:
Net investment income [2]	0.86
Net realized and unrealized gain (loss) on investments	(0.27)
Total from investment operations	0.59
Less Distributions:
Distributions from net investment income	(0.82)
Total distributions	(0.82)
Net asset at end of period	$49.77
Total Return	1.19%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$105,770

Expenses to Average Net Assets before legal expense	0.30%[4]
Gross Expenses to Average Net Assets	0.30%[4]
Net Investment Income to Average Net Assets	1.78%[4]
Portfolio Turnover Rate	132%[3]

[1]	Commencement of operations on October 8, 2019.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Travel Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2020[1]

Net Asset Value, Beginning Period	$25.00
Income from Investment Operations:
Net investment income (loss) [2]	(0.02)
Net realized and unrealized gain (loss) on investments	(6.12)
Total from investment operations	(6.14)
Capital Share Transactions:
Transaction fees added to paid-in capital	0.02
Net asset at end of period	$18.88
Total Return	-24.50%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$15,100

Expenses to Average Net Assets before legal expense	0.75%[4]
Gross Expenses to Average Net Assets	0.75%[4]
Net Investment Income to Average Net Assets	0.30%[4]
Portfolio Turnover Rate	49%[3]

[1]	Commencement of operations on February 12, 2020.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG Treatments Testing and Advancements ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Period Ended September 30, 2020[1]

Net Asset Value, Beginning Period	$25.00
Income from Investment Operations:
Net investment income [2]	0.02
Net realized and unrealized gain (loss) on investments	2.69
Total from investment operations	2.71
Net asset at end of period	$27.71
Total Return	10.82%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$54,030

Expenses to Average Net Assets before legal expense	0.68%[4]
Gross Expenses to Average Net Assets	0.68%[4]
Net Investment Income to Average Net Assets	0.25%[4]
Portfolio Turnover Rate	41%[3]

[1]	Commencement of operations on June 17, 2020.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Travel Tech ETF (“AWAY”), ETFMG Sit Ultra Short ETF (“VALT”), and ETFMG Treatments, Testing and Advancements ETF (GERM) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

On June 29, 2020 the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of IPAY and HACK into corresponding new funds, the ISE Mobile Payments ETF and the ISE Cyber Security ETF (collectively, the “Acquiring Funds”), which are newly created series of ETF Series Solutions, with similar investment objectives and lower fees and expenses than IPAY or HACK (the “Reorganization”). The Reorganization is subject to certain conditions including approval by shareholders of IPAY and HACK, respectively. Shareholders of record, as of July 10, 2020, have received proxy materials soliciting their vote with respect to the proposed Reorganization. Pursuant to the Agreement and upon shareholder approval, each of IPAY and HACK will transfer all of its assets to the respective Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund and each Acquiring Fund will assume all of the respective liabilities of IPAY and HACK, respectively. Exchange Traded Concepts, LLC (“ETC”) is the investment adviser to the Acquiring Funds. The Joint Special Meeting of Shareholders of IPAY and HACK (the “Special Meeting”), originally scheduled to be held on October 9, 2020, has been adjourned until December 7, 2020. If approved at the Special Meeting, shareholders of IPAY and HACK will become shareholders of the respective Acquiring Fund. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
HACK	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
SILJ	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (“Prime Silver Index”).
IPAY	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
VALT	10/8/2019	Seeks to achieve its investment objective by investing in a diversified portfolio of high-quality short-term U.S. dollar denominated domestic and foreign debt securities and other instruments.
AWAY	2/12/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
GERM	6/17/2020	The Fund’s investment objective seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Treatments, Testing and Advancements Index.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about an underlying Fund’s operations and policies, please refer to that Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

SILJ
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$401,491,317	$5,298,283	$—	$406,789,600
Short Term Investments	2,651,352	—	—	2,651,352
Total Investments in Securities	$404,142,699	$5,298,283	$—	$409,440,952

HACK
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,484,456,548	$10,707,919	$—	$1,495,164,467
Short Term Investments	8,840,046	—	—	8,840,046
ETFMG Sit Ultra Short ETF**	49,785,000	—	—	49,785,000
Investments Purchased with Securities Lending Collateral*	—	—	—	182,465,962
Total Investments in Securities	$1,543,081,594	$10,707,919	$—	$1,736,255,475

IPAY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$793,283,252	$—	$—	$793,283,252
Short Term Investments	3,816,328	—	—	3,816,328
ETFMG Sit Ultra Short ETF**	29,871,000	—	—	29,871,000
Investments Purchased with Securities Lending Collateral*	—	—	—	60,574,592
Total Investments in Securities	$826,970,580	$—	$—	$887,545,172

VALT
Assets^	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$2,891,580	$—	$2,891,580
Coporate Obligations	—	97,877,779	—	97,877,779
Municipal Obligations	—	236,039	—	236,039
Short Term Investments	4,221,375	—	—	4,221,375
Total Investments in Securities	$4,221,375	$101,005,398	$—	$105,226,773

AWAY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$12,291,780	$2,734,940	$—	$15,026,720
Short Term Investments	88,311	—	—	88,311
Investments Purchased with Securities Lending Collateral*	—	—	—	2,198,966
Total Investments in Securities	$12,380,091	$2,734,940	$—	$17,313,997

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

GERM
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$53,771,017	$—	$—	$53,771,017
Short Term Investments	252,244	—	—	252,244
ETFMG Sit Ultra Short ETF**	1,244,625	—	—	1,244,625
Investments Purchased with Securities Lending Collateral*	—	—	—	15,954,137
Total Investments in Securities	$55,267,886	$—	$—	$71,222,023

^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.
**	Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2020, management has reviewed the tax positions for open periods (for Federal purposes, four years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds, other than VALT, are not actively managed (“Index Funds”). Therefore, those Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Index Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Index Funds’ expenses, the Index Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non- advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

SILJ	0.69%
HACK	0.60%
IPAY	0.75%
VALT	0.30%
AWAY	0.75%
GERM	0.68%

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC (“Level”) serves as the index provider for SILJ, HACK, IPAY, AWAY, and GERM. Level is not affiliated with the Trust or the Advisor.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the period ended September 30, 2020, the Funds did not incur any 12b-1 expenses.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended September 30, 2020:

	Purchases	Sales
SILJ	$82,134,014	$85,217,664
HACK	542,675,417	481,600,274
IPAY	164,530,503	128,245,929
VALT	244,492,205	142,707,118
AWAY	4,819,890	3,538,947
GERM	7,637,241	7,592,700

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the period ended September 30, 2020:

	Purchases In-Kind	Sales In-Kind
SILJ	$328,291,084	$89,499,242
HACK	249,703,827	472,124,122
IPAY	445,606,033	501,242,896
VALT	—	—
AWAY	16,337,598	1,635,738
GERM	75,343,742	14,088,633

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the period ended September 30, 2020.

NOTE 7 — SECURITIES LENDING

The Funds, except for SILJ and VALT, may lend up to 33 1⁄3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (the “Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the period ended September 30, 2020, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

As of the period ended September 30, 2020 the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
HACK	$223,505,160	$230,165,962
IPAY	87,277,461	89,194,593
AWAY	2,066,950	2,198,966
GERM	16,745,538	17,198,112

*  The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, a money market fund with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SILJ	$380,118,215	$71,538,065	$(42,215,328)	$29,322,737
HACK	1,592,035,516	276,804,520	(132,584,561)	144,219,959
IPAY	834,183,894	133,568,333	(80,211,507)	53,356,826
VALT	104,598,990	648,594	(20,811)	627,783
AWAY	18,518,532	734,322	(1,917,702)	(1,183,380)
GERM	76,989,904	2,005,700	(7,773,581)	(5,767,881)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
SILJ	$6,942,754	$—	$6,942,754	$(37,341,642)	$(1,076,151)
HACK	267,547	—	267,547	(197,892,099)	(53,404,593)
IPAY	—	—	—	(45,544,647)	7,812,179
VALT	88,164	—	88,164	(1,414,692)	(698,745)
AWAY	24,389	—	24,389	(59,289)	(1,218,280)
GERM	95,210	—	95,210	(2,212,292)	(7,884,963)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
SILJ	$(19,782,810)	$(17,555,549)	Indefinite
HACK	(86,782,369)	(111,109,228)	Indefinite
IPAY	(21,125,249)	(24,081,540)	Indefinite
VALT	(1,414,692)	—	Indefinite
AWAY	(59,402)	—	Indefinite
GERM	(2,212,292)	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2020.

	Late Year Ordinary Loss	Post-October Capital Loss
SILJ	$—	$—
HACK	—	—
IPAY	(339,075)	—
VALT	—	—
AWAY	—	—
GERM	—	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2020, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
SILJ	$(26,183,146)	$26,183,146
HACK	(97,703,159)	97,703,159
IPAY	(85,320,028)	85,320,028
VALT	—	—
AWAY	(262,310)	262,310
GERM	(1,637,113)	1,637,113

The tax character of distributions paid during the year ended September 30, 2020, and the year ended September 30, 2019 were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
SILJ	$1,980,500	$—	$815,294	$—
HACK	21,333,000	—	2,039,082	—
IPAY	216,000	—	1,559,846	726,561
VALT	1,250,256	—	—	—
AWAY	—	—	—	—
GERM	—	—	—	—

NOTE 9 – INVESTMENTS IN AFFILIATES

HACK

HACK owned 5% or more of the voting securities of the following companies during the period ended September 30, 2020. Transactions during the period in these securities were as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
SecureWorks Corp *	$10,121,746	$8,012,799	$(3,131,366)	$90,372	$(2,292,854)	$—	$12,800,697	1,123,854
ETFMG Sit Ultra Short ETF *	—	50,108,877	—	—	(323,877)	$—	49,785,000	1,000,000
Tufin Software Technologies Ltd.*	40,242,313	14,676,276	(22,762,578)	(17,877,504)	2,378,796	$—	16,657,303	2,019,067
Total	$50,364,059	$72,797,952	$(25,893,944)	$(17,787,132)	$(237,935)	$—	$79,243,000	4,142,921

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

SILJ

SILJ owned 5% or more of the voting securities of the following companies during the period ended September 30, 2020. Transactions during the period in this security were as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
Kootenay Silver, Inc.*	$760,917	$2,042,984	$(1,652,773)	$(26,678)	$247,517	$—	$1,371,967	4,807,480
New Gold, Inc. *	—	5,728,773	(1,213,530)	292,379	1,474,329	—	6,281,951	3,684,904
Total	$760,917	$7,771,757	$(2,866,303)	$265,701	$1,721,846	$—	$7,653,918	8,492,384

IPAY

IPAY owned 5% or more of the voting securities of the following company during the period ended September 30, 2020. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
ETFMG Sit Ultra Short ETF *	$—	$30,082,267	$—	$—	$(211,267)	$—	$29,871,000	600,000

GERM

GERM owned 5% or more of the voting securities of the following company during the period ended September 30, 2020. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
ETFMG Sit Ultra Short ETF *	$—	$1,243,975	$—	$—	$650	$—	$1,244,625	25,000

*Affiliate as of September 30, 2020.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

As of September 30, 2020, 85.88% of outstanding shares of VALT were owned by affiliates.

NOTE 10 – LEGAL MATTERS

The Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The Adviser and its parent, Exchange Traded Managers Group, LLC (the “Company”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and the Company announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and the Company have agreed to certain cash payments from the Company to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Company intellectual property and related assets, to a Nasdaq affiliate. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations. However, Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust and the Shareholders of ETFMG Prime Junior Silver Miners ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF, ETFMG Travel Tech ETF and ETFMG Treatments, Testing and Advancements ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Prime Junior Silver Miners ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF, ETFMG Travel Tech ETF and ETFMG Treatments, Testing and Advancements ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 30, 2020

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2020 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 9, 2020, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the approval of the Amended and Restated Investment Advisory Agreement (the “Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG Treatments, Testing and Advancements ETF (the “Fund”).

Pursuant to Section 15 of the 1940 Act, the Agreement must be approved by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In preparation for such meeting, the Board requests and reviews a wide variety of information from the Adviser.

In reaching its decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services to be provided to the Fund’s shareholders by the Adviser; (ii) comparative fee and expense data for the Fund in relation to other similar investment companies; (iii) the extent to which economies of scale may be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these expected economies of scale for the benefit of the Fund; and (iv) other financial benefits to the Adviser and its affiliates resulting from services to be rendered to the Fund. The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on June 9, 2020, and throughout the year. Among other things, the Adviser provided responses to detailed series of questions, which included information about the Adviser’s operations, service offerings, personnel, compliance program and financial condition. Representatives of the Adviser discussed the services to be provided to the Fund, the rationale for launching the Fund, and the Fund’s proposed fees in comparison to the fees of comparable investment companies. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the approval of the Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the Fund. The matters discussed were also considered separately by the Independent Trustees in executive session with independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided.

The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser would be providing investment advisory services to the Fund. The Board discussed the responsibilities of the Adviser, including: the investment of the Fund’s assets in accordance with its investment objective and monitoring compliance with various fund policies and procedures and with applicable securities regulations, and arranging for transfer agency, custody, fund administration, and all other non-distribution related services necessary for the Fund to operate. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the qualifications, experience and responsibilities of the Adviser’s investment personnel, the quality of the Adviser’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that the Adviser has appropriate compliance policies and procedures in place that are reasonably designed to prevent violations of the Federal Securities laws. The Board also considered the Adviser’s experience managing ETFs.

ETFMG™ ETFs

ETFMG Treatments, Testing and Advancements ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Period Ended September 30, 2020 (Unaudited) (Continued)

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance.

The Board noted that the Fund had not yet commenced operations and that therefore there was no prior performance to review.

Cost of Services Provided, Fall-Out Benefits and Economies of Scale.

The Board reviewed the proposed investment advisory fee for the Fund and compared it to the total operating expenses of other funds in the industry falling within the same style category, or peer group, as the Fund, as determined by a third-party service provider and the Adviser. The Board noted that the expense ratio for the Fund was higher than the average and median expense ratios for its peer ETFs, but within the range of expense ratios of the peer ETFs. In response to questions from the Independent Trustees, Mr. Masucci explained that there are limited true peers for the Fund because of its niche strategy.

The Board also noted the importance of the fact that the advisory fee for the Fund was a “unified fee,” meaning that the shareholders of the Fund would pay no expenses other than the advisory fee, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (such as, among other things and subject to Board approval, certain proxy solicitation costs and non-standard Board-related expenses and litigation against the Board, Trustees, Fund, Adviser, and officers of the Adviser), and distribution (12b-1) fees and expenses (the “Excluded Expenses”). The Board also noted that the Adviser would be responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board further noted that because the Fund was new, it was difficult to estimate the profitability of the Fund to the Adviser. The Board, however, considered whether there were any collateral or “fall-out” benefits that ETFMG and its affiliates may derive as a result of their relationship with the Fund. The Board noted services provided to the Adviser by certain brokerage firms.

The Board noted that because the Fund was new, it also was difficult to estimate whether the Fund would experience economies of scale. The Board noted that the Adviser will review expenses as the Fund’s assets grow. The Board determined to evaluate economies of scale on an ongoing basis if the Fund achieved asset growth.

In its deliberations, the Board did not identify any single piece of information discussed above that was all-important, controlling or determinative of its decision. Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) approved the Agreement for an initial term of two years.

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2020 (Unaudited)(Continued)

					Annualized
					Expense Ratio
	Beginning				During the
	Account	Ending			Period April 1,
	Value	Account Value	Expenses Paid		2020 to
	April 1,	September 30,	During the		September 30,
Fund Name	2020	2020	Period		2020
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$2,046.90	$5.26	[1]	0.69%
Hypothetical (5% annual)	1,000.00	1,021.55	3.49	[1]	0.69%
ETFMG Prime Cyber Security ETF
Actual	1,000.00	1,299.20	3.45	[1]	0.60%
Hypothetical (5% annual)	1,000.00	1,022.00	3.03	[1]	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	1,450.70	4.60	[1]	0.75%
Hypothetical (5% annual)	1,000.00	1,021.25	3.79	[1]	0.75%
ETFMG Travel Tech ETF
Actual	1,000.00	1,322.50	4.35	[1]	0.75%
Hypothetical (5% annual)	1,000.00	1,021.25	3.79	[1]	0.75%
ETFMG Sit Ultra Short ETF
Actual	1,000.00	1,044.00	1.53	[1]	0.30%
Hypothetical (5% annual)	1,000.00	1,023.50	1.52	[1]	0.30%
ETFMG Treatments, Testing and Advancements ETF
Actual	1,000.00	1,108.20	2.08	[2]	0.68%
Hypothetical (5% annual)	1,000.00	1,011.08	3.42	[2]	0.68%

1	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the one-half year period).

2	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 106/366 (to reflect the one-half year period).

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	12	None
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)

			N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc.

(2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)

			N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018)	12	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2020

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
SILJ	13.35%
HACK	100.00%
IPAY	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	Dividends Received Deduction
SILJ	1.49%
HACK	100.00%
IPAY	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
SILJ	0.00%
HACK	0.00%
IPAY	0.00%

During the year ended September 30, 2020, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
					Shares
	Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Outstanding at
Fund	Source Income	Passthrough	Source Income	Passthrough	9/30/20
SILJ	$462,841	$64,426	$0.01563652	$0.00234548	$29,600,000

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT is available on the website of the SEC at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2020

Etho Climate Leadership U.S. ETF

Ticker: ETHO

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

September 30, 2020

1

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal period from October 1, 2019 to September 30, 2020. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of the Fund and thus Fund performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for the broad market (represented by the Chicago Board Options Exchange Volatility Index).

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (the “Index”).

For the fiscal period ended September 30, 2020, the total return for the Fund was 12.59% while the total return for the Index was 12.13%. The best performers in the Fund on the basis of contribution to its return were Tesla, Zoom Video Communications, and GenMark Diagnostics, while the worst performers were Brink’s, Herman Miller, and United Airline Holdings.

During the reporting period, the Fund saw an average approximate allocation of 9% of its total assets to Semiconductors & Semiconductor Equipment, 7% to Capital Markets, 6% to Machinery and 6% to Health Care Equipment & Supplies.

As you may know, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 270 equities equally weighted and results in a carbon emissions profile that is, on average, 50-70% lower per dollar invested than conventional U.S. benchmark indices.1 ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling.

We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF. You can find further details about ETHO by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

1 Etho Capital. www.ethocapital.com

2

Etho Climate Leadership U.S. ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	(11/18/2015)	(9/30/2020)
Etho Climate Leadership U.S. ETF (NAV)	12.59%	13.42%	$18,460
Etho Climate Leadership U.S. ETF (Market)	12.86%	13.47%	$18,504
S&P 500 Index	15.15%	12.58%	$17,803
Etho Climate Leadership Index - U.S.	12.13%	12.85%	$18,013

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Etho Climate Leadership U.S. ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

		% of Total
	Security	Investments
1	ETFMG Sit Ultra Short ETF	2.36%
2	Tesla, Inc.	0.98%
3	GenMark Diagnostics, Inc.	0.83%
4	Zoom Video Communications, Inc. - Class A	0.77%
5	Beyond Meat, Inc.	0.60%
6	Aaron’s, Inc.	0.60%
7	SunPower Corp.	0.59%
8	CoreLogic, Inc.	0.53%
9	Advanced Drainage Systems, Inc.	0.51%
10	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	0.50%
	Top Ten Holdings 8.27% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ETHO

The ETHO Climate Leadership US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index — US. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC serves as the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Etho Capital.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2020 (Unaudited)

Etho Climate
Leadership U.S.
ETF
As a percent of Net Assets:
Singapore	0.1%
United States	98.9
Closed-End Funds	0.4
Exchange Traded Funds	2.7
Short-Term and other Net Assets (Liabilities)	(2.1)
100.0%

6

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.0%
Singapore - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Maxeon Solar Technologies, Ltd. (a)(b)	6,246	$105,932

United States - 98.9%
Automobiles - 1.1%
Tesla, Inc. (b)	2,419	1,037,775
Banks - 3.5%
Bank of Hawaii Corp.	4,618	233,301
Comerica, Inc.	8,745	334,496
Commerce Bancshares, Inc. (a)	5,047	284,096
Cullen/Frost Bankers, Inc. (a)	4,570	292,252
First Republic Bank	3,087	336,668
M&T Bank Corp.	2,467	227,186
Popular, Inc.	7,305	264,952
South State Corp.	4,342	209,067
SVB Financial Group (b)	1,676	403,280
Truist Financial Corp.	8,298	315,739
Zions Bancorp NA	9,543	278,846
Total Banks		3,179,883
Biotechnology - 1.7%
Agios Pharmaceuticals, Inc. (a)(b)	7,141	249,935
Alnylam Pharmaceuticals, Inc. (b)	2,327	338,811
Ionis Pharmaceuticals, Inc. (b)	5,358	254,237
Seattle Genetics, Inc. (b)	2,195	429,540
Vertex Pharmaceuticals, Inc. (b)	1,064	289,536
Total Biotechnology		1,562,059
Building Products - 2.0%
Advanced Drainage Systems, Inc.	8,618	538,109
Apogee Enterprises, Inc.	12,328	263,449
Armstrong World Industries, Inc.	3,195	219,848
Lennox International, Inc. (a)	1,397	380,836
Simpson Manufacturing Co., Inc.	4,095	397,870
Total Building Products		1,800,112

The accompanying notes are an integral part of these financial statements.

7

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Capital Markets - 6.4%
Ares Management Corp. - Class A (a)	8,252	$333,546
Cboe Global Markets, Inc.	2,845	249,620
Charles Schwab Corp. (a)	7,563	274,007
CME Group, Inc.	1,469	245,778
E*TRADE Financial Corp.	7,400	370,370
Eaton Vance Corp.	7,970	304,056
FactSet Research Systems, Inc. (a)	973	325,838
Federated Hermes, Inc.	13,415	288,557
Intercontinental Exchange, Inc.	3,144	314,557
KKR & Co, Inc. (a)	10,836	372,107
MarketAxess Holdings, Inc.	762	366,972
Morningstar, Inc.	2,182	350,451
MSCI, Inc.	878	313,253
Nasdaq, Inc.	2,676	328,372
Northern Trust Corp.	3,376	263,227
S&P Global, Inc.	1,035	373,220
SEI Investments Co.	5,491	278,504
T. Rowe Price Group, Inc.	2,608	334,398
Total Capital Markets		5,686,833
Chemicals - 1.2%
Air Products & Chemicals, Inc.	1,274	379,474
Albemarle Corp. (a)	4,508	402,473
Ecolab, Inc.	1,628	325,340
Total Chemicals		1,107,287
Commercial Services & Supplies - 2.2%
Brink’s Co.	4,895	201,136
Cintas Corp.	1,462	486,596
Clean Harbors, Inc. (b)	4,935	276,508
Rollins, Inc.	7,020	380,414
Stericycle, Inc. (b)	5,215	328,858
Waste Management, Inc.	2,747	310,878
Total Commercial Services & Supplies		1,984,390
Communications Equipment - 1.8%
Arista Networks, Inc. (a)(b)	1,250	258,663
Ciena Corp. (b)	6,364	252,587
Cisco Systems, Inc.	6,481	255,287
F5 Networks, Inc. (b)	2,375	291,578
Motorola Solutions, Inc. (a)	1,912	299,820
Viavi Solutions, Inc. (b)	22,601	265,110
Total Communications Equipment		1,623,045
Construction & Engineering - 0.6%
EMCOR Group, Inc.	4,138	280,184
Northwest Pipe Co. (b)	11,386	301,274
Total Construction & Engineering		581,458
Consumer Finance - 0.3%
American Express Co.	2,968	297,542

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Containers & Packaging - 0.7%
AptarGroup, Inc.	2,556	$289,339
Avery Dennison Corp.	2,495	318,961
Total Containers & Packaging		608,300
Distributors - 0.4%
Genuine Parts Co.	3,786	360,314
Diversified Consumer Services - 1.1%
Graham Holdings Co. - Class B	747	301,870
H&R Block, Inc.	18,217	296,755
Service Corp. International	6,500	274,170
Strategic Education, Inc.	1,817	166,201
Total Diversified Consumer Services		1,038,996
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (b)	7,565	281,872
Voya Financial, Inc.	6,262	300,138
Total Diversified Financial Services		582,010
Diversified Telecommunication Services - 0.9%
CenturyLink, Inc. (a)	27,251	274,963
Cincinnati Bell, Inc. (b)	17,306	259,590
Verizon Communications, Inc.	4,787	284,778
Total Diversified Telecommunication Services		819,331
Electrical Equipment - 1.8%
AMETEK, Inc.	3,522	350,087
Emerson Electric Co.	5,353	350,996
Generac Holdings, Inc. (b)	2,719	526,507
Rockwell Automation, Inc.	1,685	371,846
Total Electrical Equipment		1,599,436
Electronic Equipment, Instruments & Components - 4.0%
Amphenol Corp. - Class A	3,482	376,996
Badger Meter, Inc. (a)	4,735	309,527
CDW Corp.	2,723	325,480
Dolby Laboratories, Inc. - Class A	4,687	310,654
IPG Photonics Corp. (a)(b)	2,297	390,422
Itron, Inc. (a)(b)	4,537	275,577
Keysight Technologies, Inc. (b)	3,027	299,007
Littelfuse, Inc.	1,903	337,478
National Instruments Corp.	7,697	274,783
Trimble, Inc. (b)	7,960	387,652
Zebra Technologies Corp. - Class A (b)	1,379	348,142
Total Electronic Equipment, Instruments & Components		3,635,718
Entertainment - 1.9%
Activision Blizzard, Inc.	4,279	346,385
Electronic Arts, Inc. (b)	2,529	329,807
Netflix, Inc. (b)	674	337,020
Take-Two Interactive Software, Inc. (b)	2,136	352,910
Walt Disney Co.	2,622	325,338
Total Entertainment		1,691,460

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Food & Staples Retailing - 0.7%
Casey’s General Stores, Inc.	1,914	$340,023
PriceSmart, Inc.	4,821	320,355
Total Food & Staples Retailing		660,378
Food Products - 1.8%
Beyond Meat, Inc. (a)(b)	3,803	631,526
Hain Celestial Group, Inc. (b)	9,755	334,597
Lamb Weston Holdings, Inc. (a)	4,449	294,835
McCormick & Co., Inc.	1,804	350,156
Total Food Products		1,611,114
Health Care Equipment & Supplies - 6.5%
ABIOMED, Inc. (b)	1,745	483,470
Align Technology, Inc. (a)(b)	1,456	476,636
Becton Dickinson & Co.	1,104	256,879
Boston Scientific Corp. (b)	7,764	296,662
Cooper Cos.	919	309,813
Danaher Corp.	1,831	394,269
DexCom, Inc. (b)	940	387,496
Edwards Lifesciences Corp. (b)	4,029	321,595
GenMark Diagnostics, Inc. (b)	61,495	873,228
IDEXX Laboratories, Inc. (b)	1,045	410,800
Intuitive Surgical, Inc. (b)	511	362,575
ResMed, Inc.	1,723	295,374
Stryker Corp.	1,525	317,764
Teleflex, Inc.	866	294,804
Varian Medical Systems, Inc. (b)	2,468	424,496
Total Health Care Equipment & Supplies		5,905,861
Health Care Providers & Services - 2.7%
AMN Healthcare Services, Inc. (b)	4,382	256,172
Anthem, Inc.	1,118	300,284
Centene Corp. (b)	4,265	248,777
Cigna Corp.	1,429	242,087
Humana, Inc.	807	334,009
Laboratory Corp. of America Holdings (b)	2,004	377,293
RadNet, Inc. (b)	24,106	370,027
UnitedHealth Group, Inc.	1,018	317,382
Total Health Care Providers & Services		2,446,031
Health Care Technology - 0.7%
Cerner Corp. (a)	4,029	291,256
Teladoc Health, Inc. (a)(b)	1,634	358,239
Total Health Care Technology		649,495
Household Durables - 0.4%
Newell Brands, Inc.	19,294	331,085
Household Products - 0.4%
Church & Dwight Co., Inc.	3,956	370,717
Independent Power and Renewable Electricity Producers - 0.2%
Ormat Technologies, Inc. (a)	3,748	221,544

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Insurance - 4.2%
Aflac, Inc.	7,441	$270,480
American Financial Group, Inc.	3,649	244,410
Arthur J Gallagher & Co.	3,118	329,198
Brown & Brown, Inc.	7,005	317,116
Cincinnati Financial Corp.	3,380	263,539
Erie Indemnity Co. - Class A (a)	1,714	360,421
Fidelity National Financial, Inc.	10,258	321,178
Globe Life, Inc.	3,527	281,807
Hanover Insurance Group, Inc.	2,808	261,649
Hartford Financial Services Group, Inc.	7,231	266,535
Markel Corp. (b)	272	264,846
Marsh & McLennan Cos., Inc.	2,938	336,990
W R Berkley Corp.	4,863	297,372
Total Insurance		3,815,541
Interactive Media & Services - 0.9%
Alphabet, Inc. - Class A (b)	218	319,501
IAC/InterActiveCorp (b)	1,412	169,129
Match Group, Inc. (b)	3,048	337,261
Total Interactive Media & Services		825,891
Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (b)	130	409,335
Booking Holdings, Inc. (b)	188	321,608
eBay, Inc.	8,450	440,245
Total Internet & Direct Marketing Retail		1,171,188
IT Services - 4.9%
Akamai Technologies, Inc. (a)(b)	2,769	306,085
Automatic Data Processing, Inc.	1,861	259,591
Broadridge Financial Solutions, Inc.	2,680	353,760
Fidelity National Information Services, Inc.	2,086	307,080
Fiserv, Inc. (a)(b)	2,667	274,834
FleetCor Technologies, Inc. (b)	1,358	323,340
Global Payments, Inc.	1,757	312,008
Jack Henry & Associates, Inc.	1,634	265,672
MasterCard, Inc. - Class A	1,049	354,740
Paychex, Inc. (a)	4,054	323,388
PayPal Holdings, Inc. (b)	2,646	521,342
Switch, Inc. - Class A	14,989	233,978
VeriSign, Inc. (b)	1,407	288,224
Visa, Inc. - Class A (a)	1,574	314,753
Total IT Services		4,438,795
Leisure Products - 0.3%
Hasbro, Inc.	3,563	294,731
Life Sciences Tools & Services - 0.7%
Bio-Techne Corp.	1,337	331,215
Illumina, Inc. (b)	927	286,517
Total Life Sciences Tools & Services		617,732

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Machinery - 5.8%
Deere & Co.	1,840	$407,798
Donaldson Co., Inc.	6,579	305,397
Dover Corporation	3,028	328,054
Energy Recovery, Inc. (a)(b)	34,053	279,235
Flowserve Corp.	10,657	290,830
Fortive Corp.	4,594	350,109
Hillenbrand, Inc.	13,334	378,151
Lincoln Electric Holdings, Inc. (a)	3,687	339,351
Lindsay Corporation	2,773	268,094
Mueller Water Products, Inc. - Class A	31,764	330,028
Stanley Black & Decker, Inc.	2,543	412,474
Tennant Co.	4,382	264,498
Toro Co.	3,903	327,657
Trinity Industries, Inc. (a)	15,991	311,825
Watts Water Technologies, Inc. - Class A	2,999	300,350
Xylem, Inc.	3,901	328,152
Total Machinery		5,222,003
Media - 2.2%
Charter Communications, Inc. - Class A (b)	581	362,741
Discovery, Inc. - Class A (a)(b)	13,032	283,707
Interpublic Group of Cos., Inc. (a)	15,810	263,553
New York Times Co. - Class A (a)	8,258	353,359
Omnicom Group, Inc.	4,651	230,225
Sirius XM Holdings, Inc. (a)	51,371	275,349
TEGNA, Inc.	23,422	275,209
Total Media		2,044,143
Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	4,569	275,465
Eli Lilly and Co.	1,832	271,173
Merck & Co, Inc.	3,310	274,565
Nektar Therapeutics (a)(b)	14,194	235,478
Pfizer, Inc.	7,869	288,792
Zoetis, Inc.	2,157	356,703
Total Pharmaceuticals		1,702,176
Professional Services - 1.6%
CoreLogic, Inc.	8,321	563,082
CoStar Group, Inc. (b)	431	365,708
FTI Consulting, Inc. (b)	2,115	224,127
Verisk Analytics, Inc.	1,820	337,264
Total Professional Services		1,490,181

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Real Estate Investment Trusts (REITs) - 3.2%
Alexandria Real Estate Equities, Inc.	1,857	$297,120
Duke Realty Corp.	7,865	290,219
Extra Space Storage, Inc. (a)	2,663	284,914
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	12,518	529,136
Mid-America Apartment Communities, Inc.	2,489	288,600
Prologis, Inc.	3,166	318,564
Public Storage, Inc. (a)	1,285	286,195
Regency Centers Corp.	6,668	253,517
SBA Communications Corp.	939	299,052
Total Real Estate Investment Trusts (REITs)		2,847,317
Road & Rail - 0.3%
Lyft, Inc. - Class A (a)(b)	9,436	259,962
Semiconductors & Semiconductor Equipment - 10.3%
Advanced Micro Devices, Inc. (b)	5,570	456,684
Analog Devices, Inc. (a)	2,837	331,191
Applied Materials, Inc.	5,545	329,650
Broadcom, Inc.	1,076	392,008
Cree, Inc. (a)(b)	7,145	455,422
First Solar, Inc. (a)(b)	7,026	465,122
Intel Corp.	4,699	243,314
KLA Corp.	1,768	342,532
Lam Research Corp.	1,058	350,992
Maxim Integrated Products, Inc.	5,242	354,412
Microchip Technology, Inc. (a)	3,747	385,042
Micron Technology, Inc. (b)	6,023	282,840
NVIDIA Corp.	961	520,113
ON Semiconductor Corp. (b)	20,366	441,739
Power Integrations, Inc.	5,744	318,218
Qorvo, Inc. (b)	3,142	405,349
Qualcomm, Inc.	3,765	443,065
Rambus, Inc. (b)	22,825	312,474
Skyworks Solutions, Inc.	2,842	413,511
SunPower Corp. (a)(b)	49,972	625,151
Teradyne, Inc.	4,682	372,032
Texas Instruments, Inc.	2,561	365,685
Universal Display Corp. (a)	1,923	347,563
Xilinx, Inc.	3,260	339,822
Total Semiconductors & Semiconductor Equipment		9,293,931

The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Software - 6.7%
Adobe Systems, Inc. (b)	796	$390,382
Ansys, Inc. (b)	1,089	356,353
Autodesk, Inc. (b)	1,622	374,698
Cadence Design System, Inc. (b)	3,836	409,033
Intuit, Inc.	1,104	360,136
Microsoft Corp.	1,609	338,421
Palo Alto Networks, Inc. (b)	1,545	378,139
salesforce.com, Inc. (b)	1,759	442,071
ServiceNow, Inc. (b)	884	428,740
Slack Technologies, Inc. - Class A (a)(b)	9,439	253,532
Splunk, Inc. (b)	2,006	377,389
Synopsys, Inc. (b)	1,966	420,685
VMware, Inc. - Class A (a)(b)	2,092	300,558
Workday, Inc. - Class A (b)	1,945	418,428
Zoom Video Communications, Inc. - Class A (b)	1,734	815,170
Total Software		6,063,735
Specialty Retail - 3.1%
Aaron’s, Inc.	11,129	630,458
Advance Auto Parts, Inc.	2,718	417,213
Lowe’s Cos., Inc.	2,964	491,609
O’Reilly Automotive, Inc. (b)	841	387,768
The Home Depot, Inc.	1,362	378,241
Tractor Supply Co.	3,003	430,450
Total Specialty Retail		2,735,739
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	3,993	462,429
NCR Corp. (a)(b)	14,314	316,912
NetApp, Inc.	6,124	268,476
Total Technology Hardware, Storage & Peripherals		1,047,817
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc. (a)	32,595	513,371
VF Corp.	4,707	330,667
Total Textiles, Apparel & Luxury Goods		844,038
Thrifts & Mortgage Finance - 0.2%
Washington Federal, Inc.	9,822	204,887
Trading Companies & Distributors - 2.0%
Fastenal Co.	8,178	368,746
GATX Corp. (a)	4,073	259,654
MSC Industrial Direct Co., Inc. - Class A	4,687	296,593
United Rentals, Inc. (b)	2,462	429,619
WESCO International, Inc. (b)	11,088	488,094
Total Trading Companies & Distributors		1,842,706
Water Utilities - 1.2%
American States Water Co.	3,108	232,945
American Water Works Co., Inc. (a)	2,125	307,870
California Water Service Group	5,051	219,466
Middlesex Water Co.	4,227	262,708
Total Water Utilities		1,022,989

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (b)	3,025	$345,939
Total United States		89,523,615
TOTAL COMMON STOCKS (Cost $71,701,517)		89,629,547

INVESTMENT COMPANIES - 0.4%
Closed-End Funds - 0.4%
Oaktree Specialty Lending Corp.	79,382	384,209
TOTAL INVESTMENT COMPANIES (Cost $379,266)		384,209

INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL - 16.8%
ETFMG Sit Ultra Short ETF (d)	50,000	2,489,250
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	12,729,710	12,729,710
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $15,242,566)		15,218,960

SHORT-TERM INVESTMENTS - 0.5%
Money Market Funds - 0.5%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	418,258	418,258
TOTAL SHORT-TERM INVESTMENTS (Cost $418,258)		418,258

Total Investments (Cost $87,741,607) - 116.7%		105,650,974
Liabilities in Excess of Other Assets - (16.7)%		(15,090,291)
TOTAL NET ASSETS - 100.0%		$90,560,683

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is out on loan as of September 30, 2020.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	Affiliated security. Please refer to Note 8 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2020

Etho Climate
Leadership U.S.
ETF
ASSETS
Investments in unaffiliated securities, at value*	$103,161,724
Investments in affiliated securities, at value*	2,489,250
Total Investments in securities, at value	105,650,974
Receivables:
Dividends and interest receivable	54,601
Securities lending income receivable	2,604
Total Assets	105,708,179

LIABILITIES
Collateral received for securities loaned (Note 7)	15,114,710
Payables:
Management fees payable	32,786
Total Liabilities	15,147,496
Net Assets	$90,560,683

NET ASSETS CONSIST OF:
Paid-in Capital	$78,315,596
Total Distributable Earnings	12,245,087
Net Assets	$90,560,683

*Identified Cost:
Investments in unaffiliated securities	$85,228,751
Investments in affiliated securities	2,512,856

Shares Outstanding^	2,050,000
Net Asset Value, Offering and Redemption Price per Share	$44.18

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

Etho Climate
Leadership U.S.
ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $317)	$1,040,976
Interest	2,253
Securities lending income	39,488
Total Investment Income	1,082,717
Expenses:
Management fees	335,720
Total Expenses	335,720
Net Investment Income	746,997

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(5,125,928)
In-Kind redemptions	886,390
Closed-End Funds	1,182
Net Realized Gain (Loss) on Investments and In-Kind Redemptions	(4,238,356)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated investments	12,794,369
Affiliated investments	(23,606)
Net Change in Unrealized Appreciation of Investments	12,770,763
Net Realized and Unrealized Gain (Loss) on Investments	8,532,407
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,279,404

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
OPERATIONS
Net investment income	$746,997	$393,689
Net realized gain (loss) on investments and In-Kind Redemptions	(4,238,356)	3,707,775
Net change in unrealized appreciation (depreciation) of investments	12,770,763	(487,529)
Net increase (decrease) in net assets resulting from operations	$9,279,404	$3,613,935

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions to Shareholders	(660,500)	(412,276)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	28,510,725	14,602,580
Net increase (decrease) in net assets	$37,129,629	$17,804,239

NET ASSETS
Beginning of Year	53,431,054	35,626,815
End of Year	$90,560,683	$53,431,054

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	800,000	$32,325,825	900,000	$33,675,925
Shares Redeemed	(100,000)	(3,815,100)	(500,000)	(19,073,345)
Net Transactions in Fund Shares	700,000	$28,510,725	400,000	$14,602,580
Beginning Shares	1,350,000		950,000
Ending Shares	2,050,000		1,350,000

The accompanying notes are an integral part of these financial statements.

18

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016[1]

Net Asset Value, Beginning of Period/Year	$39.58	$37.50	$32.01	$27.00	$25.00
Income from Investment Operations:
Net investment income [2]	0.41	0.33	0.29	0.31	0.23
Net realized and unrealized gain (loss) on investments	4.54	2.08	5.51	5.09	1.87
Total from investment operations	4.95	2.41	5.80	5.40	2.10
Less Distributions:
Distributions from net investment income	(0.35)	(0.33)	(0.29)	(0.25)	(0.10)
Net realized gains	—	—	(0.02)	(0.14)	—
Total distributions	(0.35)	(0.33)	(0.31)	(0.39)	(0.10)
Net asset value, end of period/year	$44.18	$39.58	$37.50	$32.01	$27.00
Total Return	12.59%	6.53%	18.16%	20.14%	8.43%[3]

Ratios/Supplemental Data:
Net assets at end of period/year (000’s)	$90,561	$53,431	$35,627	$19,208	$6,751

Expenses to Average
Net Assets	0.45%	0.45%	0.45%	0.45%	0.50%[4]
Net Investment Income to Average Net Assets	1.00%	0.88%	0.82%	1.03%	1.04%[4]
Portfolio Turnover Rate	37%	41%	19%	45%	25%[3]

[1]	Commencement of operations on November 18, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

19

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index™ Index (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

20

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Fund did not hold any securities that were fair valued by the Board.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The following table presents a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

Etho Climate Leadership U.S. ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$89,629,547	$—	$—	$89,629,547
Closed-End Funds	384,209	—	—	384,209
Short-Term Investments	418,258	—	—	418,258
ETFMG Sit Ultra Short ETF**	2,489,250	—	—	2,489,250
Investments Purchased with Securities Lending Collateral*	—	—	—	12,729,710
Total Investments in Securities	$92,921,264	$—	$—	$105,650,974

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

** Investment was purchased with collateral.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the Purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

The Advisor has entered into an Agreement with Etho Capital, LLC ( “Etho”), under which Etho agrees to sublicense the use of the Underlying Index to the Advisor. Etho also provides marketing support for the Fund. Etho does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2020, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2020:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$32,123,804	$28,976,613

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2020:

	Purchases	Sales
	In-Kind	In-Kind

Etho Climate Leadership U.S. ETF	$31,748,246	$3,763,991

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders. There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2020.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2019, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2020, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
Etho Climate Leadership U.S. ETF	$14,885,334	$15,114,710

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio and ETFMG Sit Ultra Short ETF as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Etho Climate Leadership U.S. ETF	$88,161,127	$20,317,710	$(2,827,863)	$17,489,847

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
Etho Climate Leadership U.S. ETF	$88,247	$—	$88,247	$(5,333,007)	$12,245,087

As of September 30, 2020, the Fund had accumulated capital loss carryovers of:

Capital
	Loss	Capital Loss
	Carryover	Carryover
	ST	LT	Expires
Etho Climate Leadership U.S. ETF	$(4,735,312)	$(597,695)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020.

Late Year
	Ordinary	Post-October
	Loss	Capital Loss
Etho Climate Leadership U.S. ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2020, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
Etho Climate Leadership U.S. ETF	$(862,195)	$862,195

27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2020 and September 30, 2019 are as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Etho Climate Leadership U.S. ETF	$660,500	$—	$412,276	$

ETFMG Etho Climate Leadership U.S. ETF

ETFMG Etho Climate Leadership U.S. ETF owned 5% or more of the voting securities of the following company during the year ended September 30, 2020. ETFMG Sit Ultra Short ETF is deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2020. Transactions during the year in this security was as follows:

					Change in
	Value at			Realized	Unrealized		Value at
	September 30,			Gain	Appreciation	Dividend	September 30,	Ending
Security Name	2019	Purchases	Sales	(Loss)	(Depreciation)	Income	2020	Shares
ETFMG Sit Ultra
Short ETF *	$—	2,512,856	—	$—	$(23,606)	$—	$2,489,250	50,000

*Affiliate as of September 30, 2020.

NOTE 9 – LEGAL MATTERS

The Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (the “Company”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and the Company announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and the Company have agreed to certain cash payments from the Company to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Company intellectual property and related assets, to a Nasdaq affiliate. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations. However, Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

28

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial statements.

29

Etho Climate Leadership U.S. ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Etho Climate Leadership U.S. ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 30, 2020

30

Etho Climate Leadership U.S. ETF

Expense Example

Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF

				Annualized
				Expense Ratio
		Ending		During Period
	Beginning	Account Value	Expenses Paid	April 1, 2020 to
	Account Value	September 30,	During the	September 30,
	April 1, 2020	2020	Period^	2020
Actual	$1,000.00	$1,346.20	$2.64	0.45%

Hypothetical (5% annual)	$1,000.00	$1,022.75	$2.28	0.45%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the period from April 1, 2020 to September 30, 2020).

31

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.ethoetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Etho Climate Leadership U.S. ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
Etho Climate Leadership U.S. ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0.00%

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.ethoetf.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ethoetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ethoetf.com. Read the prospectus carefully before investing.

32

Etho Climate Leadership U.S. ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012- 2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	12	None
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)

			N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020);

ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities,

Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)

			N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.
33

Etho Climate Leadership U.S. ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018)	12	None
34

Etho Climate Leadership U.S. ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)    Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

35

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association
Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2020

BlueStar Israel Technology ETF

Ticker: ITEQ

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

September 30, 2020

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology Exchange-Traded Fund (“ITEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2019 to September 30, 2020. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of the Fund and thus Fund performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for both the broad market (represented by the Chicago Board Options Exchange Volatility Index) as well as the technology sector (represented by the Chicago Board Options Exchange NDX Volatility Index).

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Over the 12-month period ending September 30, 2020, the total return for the Fund was 39.20% while the total return for the Index was 41.35%. The difference was primarily attributable to Fund expenses that are not a part of the Index. The best performers in the Fund on the basis of contribution to its return were SolarEdge Technologies, Wix.com, and Nice Systems, while the worst performers were Ormat Technologies, Amdocs, and Elbit Systems.

During the reporting period, the Fund saw an average approximate allocation of 32% of its total assets to Software, 16% to IT Services and 15% to Semiconductors & Semiconductor Equipment.

We believe Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies is significant in many key technology subsectors, and Israeli-based Research & Development and non-public companies are usually significant contributors to that same sub-industry’s ecosystem.

You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

BlueStar Israel Technology ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Year Ended September 30, 2020	Return	(11/2/2015)	(09/30/2020)
BlueStar Israel Technology ETF (NAV)	39.20%	17.95%	$22,506
BlueStar Israel Technology ETF (Market)	39.36%	17.94%	$22,495
S&P 500 Index	15.15%	12.28%	$17,662
BlueStar Israel Global Technology IndexTM	41.35%	19.14%	$23,636

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

BlueStar Israel Technology ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

	Security	% of Total Investments
1	SolarEdge Technologies, Inc.	8.81%
2	Novocure, Ltd.	7.32%
3	Nice, Ltd.	6.61%
4	Wix.com, Ltd.	6.38%
5	Check Point Software Technologies, Ltd.	6.09%
6	Amdocs, Ltd.	4.96%
7	CyberArk Software, Ltd.	3.16%
8	Varonis Systems, Inc.	2.87%
9	LivePerson, Inc.	2.65%
10	Verint Systems, Inc.	2.47%

Top Ten Holdings = 51.32% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

4

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

ITEQ

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the BIGITech® Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with MV Index Solutions GmbH or its affiliates.

5

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2020 (Unaudited)

BlueStar Israel Technology ETF
As a percent of Net Assets:
Guernsey	5.8%
Israel	56.7
Jersey	8.8
United Kingdom	2.1
United States	26.0
Short-Term and other Net Assets (Liabilities)	0.6
100.0%

6

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.4%
Guernsey - 5.8%
IT Services - 5.8%
Amdocs, Ltd.	129,556	$7,437,810

Israel - 56.7%
Aerospace & Defense - 2.8%
Elbit Systems, Ltd.	25,176	3,063,863
RADA Electronic Industries, Ltd. (a)	87,941	521,490
Total Aerospace & Defense		3,585,353
Biotechnology - 1.1%
Galmed Pharmaceuticals, Ltd. (a)	72,640	256,419
Kamada, Ltd. (a)	69,778	595,793
UroGen Pharma, Ltd. (a)(b)	28,684	553,314
Total Biotechnology		1,405,526
Communications Equipment - 3.7%
AudioCodes, Ltd. (b)	31,441	989,134
BATM Advanced Communications (a)	503,897	711,976
Ceragon Networks, Ltd. (a)(b)	184,761	460,055
Gilat Satellite Networks, Ltd. (a)	61,663	347,402
Ituran Location & Control, Ltd.	34,915	486,017
Radware, Ltd. (a)	53,622	1,299,797
Silicom, Ltd. (a)	13,588	440,115
Total Communications Equipment		4,734,496
Diversified Financial Services - 1.9%
Plus500, Ltd.	120,067	2,430,064
Electronic Equipment, Instruments & Components - 0.2%
Arad Ltd.	25,336	300,198
Health Care Equipment & Supplies - 0.7%
Inmode, Ltd. (a)(b)	23,952	866,583
Household Durables - 0.9%
Maytronics, Ltd.	73,496	1,131,077
Independent Power and Renewable Electricity Producers - 2.3%
Energix-Renewable Energies, Ltd. (a)	280,819	1,118,948
Enlight Renewable Energy, Ltd. (a)	1,017,477	1,815,936
Total Independent Power and Renewable Electricity Producers		2,934,884
Internet & Direct Marketing Retail - 2.0%
Fiverr International, Ltd. (a)	18,521	2,574,048
IT Services - 10.4%
Formula Systems 1985, Ltd.	13,959	1,182,503
Malam-Team, Ltd.	1,993	341,155
Matrix IT, Ltd.	47,575	1,119,346
One Software Technologies, Ltd.	7,114	564,435
Splitit, Ltd. (a)(b)	568,639	555,948
Wix.com, Ltd. (a)(b)	37,538	9,566,560
Total IT Services		13,329,947

The accompanying notes are an integral part of these financial statements.

7

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Life Sciences Tools & Services - 1.4%
Compugen, Ltd. (a)(b)	107,057	$1,739,676
Machinery - 2.6%
Kornit Digital, Ltd. (a)	51,329	3,329,712
Media - 0.9%
Perion Network, Ltd. (a)	67,107	468,407
Tremor International, Ltd. (a)	247,184	593,257
Total Media		1,061,664
Pharmaceuticals - 0.5%
Redhill Biopharma, Ltd. - ADR (a)(b)	64,360	657,760
Semiconductors & Semiconductor Equipment - 3.9%
Camtek, Ltd. (a)	53,051	815,924
Nova Measuring Instruments, Ltd. (a)	34,353	1,809,055
Tower Semiconductor, Ltd. (a)	133,156	2,477,945
Total Semiconductors & Semiconductor Equipment		5,102,924
Software - 20.7% (d)
Allot Communications, Ltd. (a)	59,656	542,870
Check Point Software Technologies, Ltd. (a)	75,781	9,119,486
CyberArk Software, Ltd. (a)(b)	45,751	4,731,568
Hilan, Ltd.	22,774	995,203
Magic Software Enterprises, Ltd.	54,407	722,631
Nice, Ltd. (a)	43,868	9,910,221
Tufin Software Technologies, Ltd. (a)(b)	45,198	372,884
Total Software		26,394,863
Technology Hardware, Storage & Peripherals - 0.7%
Stratasys, Ltd. (a)(b)	72,082	898,863
Total Israel		72,477,638

Jersey - 8.8%
Health Care Equipment & Supplies - 8.6%
Novocure, Ltd. (a)(b)	98,589	10,973,943
Interactive Media & Services - 0.2%
XLMedia PLC	1,077,773	309,433
Total Jersey		11,283,376

United Kingdom - 2.1%
Hotels, Restaurants & Leisure - 1.1%
888 Holdings PLC	446,557	1,452,068
Software - 1.0% (d)
Sapiens International Corp. NV	40,312	1,257,948
Total United Kingdom		2,710,016

The accompanying notes are an integral part of these financial statements.

8

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
United States - 26.0%
Biotechnology - 2.0%
89bio, Inc. (a)(b)	16,806	$431,242
BrainStorm Cell Therapeutics, Inc. (a)(b)	56,617	957,959
Oncocyte Corp. (a)	157,933	219,527
Pluristem Therapeutics, Inc. (a)	57,587	584,661
Protalix BioTherapeutics, Inc. (a)	101,768	393,842
Total Biotechnology		2,587,231
Electric Utilities - 2.2%
Ormat Technologies, Inc.	47,236	2,771,532
Electronic Equipment, Instruments & Components - 0.3%
Powerfleet, Inc. (a)(b)	79,280	446,346
Health Care Equipment & Supplies - 0.2%
Beyond Air, Inc. (a)(b)	51,455	267,051
Pharmaceuticals - 0.2%
Oramed Pharmaceuticals, Inc. (a)	98,486	257,048
Semiconductors & Semiconductor Equipment - 11.7%
CEVA, Inc. (a)	30,977	1,219,564
DSP Group, Inc. (a)	37,696	496,833
SolarEdge Technologies, Inc. (a)	55,360	13,195,057
Total Semiconductors & Semiconductor Equipment		14,911,454
Software - 9.4% (d)
LivePerson, Inc. (a)	75,248	3,971,404
Varonis Systems, Inc. (a)	37,218	4,295,702
Verint Systems, Inc. (a)	76,720	3,696,370
Total Software		11,963,476
Total United States		33,204,138
TOTAL COMMON STOCKS (Cost $91,109,785)		127,112,978

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 17.4%
ETFMG Sit Ultra Short ETF (e)	50,000	2,489,250
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	19,745,039	19,745,039
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $22,257,895)		22,234,289

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	482,190	482,190
TOTAL SHORT-TERM INVESTMENTS (Cost $482,190)		482,190

Total Investments (Cost $113,849,870) - 117.2%		149,829,457
Liabilities in Excess of Other Assets - (17.2)%		(22,027,408)
TOTAL NET ASSETS - 100.0%		$127,802,049

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

Percentages are stated as a percent of net assets.

ADR   American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of September 30, 2020.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020, the Fund had a significant portion of its assets invested in the Software Industry
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2020

BlueStar Israel Technology ETF
ASSETS
Investments in unaffiliated securities, at value*	$147,340,207
Investments in affiliated securities, at value*	2,489,250
Foreign currency*	195
Receivables:
Dividends and interest receivable	121,588
Securities lending income receivable	17,351
Other receivable	38,073
Total Assets	$150,006,664

LIABILITIES
Collateral received for securities loaned (Note 7)	22,130,039
Payables:
Unitary fees payable	74,576
Total Liabilities	22,204,615
Net Assets	$127,802,049

NET ASSETS CONSIST OF:
Paid-in Capital	$95,240,480
Total Distributable Earnings	32,561,569
Net Assets	$127,802,049

*Identified Cost:
Investments in unaffiliated securities	$111,337,014
Investments in affiliated securities	2,512,856
Foreign currency	201

Shares Outstanding^	2,300,000
Net Asset Value, Offering and Redemption Price per Share	$55.57

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS
 For the Year Ended September 30, 2020

BlueStar Israel Technology ETF
INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax of $76,877)	$403,292
Interest	1,581
Securities lending income	197,684
Total Investment Income	602,557
Expenses:
Unitary fees	720,188
Total Expenses	720,188
Net Investment Loss	(117,631)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(563,196)
In-Kind redemptions	8,900,101
Foreign currency and foreign currency translation	(11,053)
Net Realized Gain on Investments and In-Kind Redemption	8,325,852
Net Change in Unrealized Appreciation of:
Unaffiliated investments	23,906,879
Affiliated investments	(23,606)
Foreign currency and foreign currency translation	(2)
Net Change in Unrealized Appreciation of Investments	23,883,271
Net Realized and Unrealized Gain on Investments	32,209,123
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,091,492

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income (loss)	$(117,631)	$(72,720)
Net realized gain on investments and in-kind redemptions	8,325,852	340,737
Net change in unrealized appreciation of investments	23,883,271	5,481,582
Net increase in net assets resulting from operations	32,091,492	5,749,599
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	—	(150,718)
Return of Capital	—	(14,773)
Total distributions from distributable earnings	—	(165,491)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
outstanding shares	21,863,905	7,019,455
Net increase in net assets	$53,955,397	$12,603,563
NET ASSETS
Beginning of Year	73,846,652	61,243,089
End of Year	$127,802,049	$73,846,652

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	900,000	$42,363,755	500,000	$19,192,040
Shares Redeemed	(450,000)	(20,499,850)	(350,000)	(12,172,585)
	450,000	$21,863,905	150,000	$7,019,455
Beginning Shares	1,850,000		1,700,000
Ending Shares	2,300,000		1,850,000

 The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[1]
Net Asset Value, Beginning of Year/Period	$39.92	$36.03	$31.38	$25.58	$25.00
Income from Investment Operations:
Net investment income (loss)[2]	(0.06)	(0.04)	0.04	0.02	0.05
Net realized and unrealized gain on investments	15.71	4.03	4.78	5.87	0.53
Total from investment operations	15.65	3.99	4.82	5.89	0.58
Less Distributions:
Distributions from net investment income	—	(0.09)	(0.17)	(0.09)	—
Return of Capital	—	(0.01)	—	—	—
Total Distributions	—	(0.10)	(0.17)	(0.09)	—
Net asset value, end of year/period	$55.57	$39.92	$36.03	$31.38	$25.58
Total Return	39.20%	11.17%	15.41%	23.16%	2.31%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$127,802	$73,847	$61,243	$23,538	$5,116
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.12%	-0.12%	0.12%	0.07%	0.23%[4]
Portfolio Turnover Rate	19%	24%	11%	19%	14%[3]

[1]	Commencement of operations on November 2, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE  1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology Index® (BIGITech®” or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE  2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total

Common Stocks	$127,112,978	$—	$—	$127,112,978
Short-Term Investments	482,190	—	—	482,190
ETFMG Sit Ultra Short ETF**	2,489,250	—	—	2,489,250
Investments Purchased with Securities Lending Collateral*	—	—	—	19,745,039
Total Investments in Securities	$130,084,418	$—	$—	$149,829,457

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

** Investment was purchased with collateral.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE  3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE  4 – MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial, LLC, to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

The Advisor has entered into an Agreement with BlueStar Global Investors LLC ( “BlueStar”), under which BlueStar agrees to sublicense the use of the Underlying Index from BlueStar Indexes for use by the Advisor and the Fund. BlueStar also provides marketing support for the Fund, including distributing marketing materials related to the Fund. BlueStar does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, BlueStar is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE  5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2020, the Fund did not incur any 12b-1 expenses.

NOTE  6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2020:

	Purchases	Sales
BlueStar Israel Technology ETF	$18,771,901	$19,142,018

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year September 30, 2020:

	Purchases	Sales In-
	In-Kind	Kind
BlueStar Israel Technology ETF	$41,258,981	$17,093,958

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year September 30, 2020.

NOTE  7 — SECURITIES LENDING

The Fund may lend up to 33 (1/3)% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type earns of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2019, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2020, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
BlueStar Israel Technology ETF	$21,777,081	$22,130,039

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF investment as shown on the Schedule of Investments.

21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE  8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
BlueStar Israel Technology ETF	$117,071,095	$42,259,445	$(9,501,084)	$32,758,361

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-Term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
BlueStar Israel Technology ETF	$945,391	$—	$945,391	$(1,142,183)	$32,561,569

As of September 30, 2020, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover	Carryover
	ST	LT	Expires
BlueStar Israel Technology ETF	$(913,699)	$(228,481)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2020.

Late Year
	Ordinary	Post-October
	Loss	Capital Loss
BlueStar Israel Technology ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2020, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
BlueStar Israel Technology ETF	$(8,198,574)	$8,150,900

22

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2020 and September 30, 2019 are as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
BlueStar Israel Technology ETF	$—	$—	$150,718	$—

NOTE  9 – INVESTMENTS IN AFFILIATES

BlueStar Israel Technology ETF

BlueStar Israel Technology ETF owned 5% or more of the voting security of the following company during the year ended September 30, 2020. Secure Works Corp, and ETFMG Sit Ultra Short ETF are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2020. Transactions during the year in this security was as follows:

					Change in
	Value at			Realized	Unrealized		Value at
	September 30,			Gain	Appreciation	Dividend	September 30,	Ending
Security Name	2019	Purchases	Sales	(Loss)	(Depreciation)	Income	2020	Shares
ETFMG Sit
Ultra Short
ETF *	$—	2,512,856	—	$—	$(23,606)	$—	$2,489,250	50,000

*Affiliate as of September 30, 2020.

NOTE  10 – LEGAL MATTERS

The Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (the “Company”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and the Company announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to ongoing negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and the Company have agreed to certain cash payments from the Company to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain Company intellectual property and related assets, to a Nasdaq affiliate, subject to shareholder approval. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations. However, Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

23

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE  11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

24

BlueStar Israel Technology ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of BlueStar Israel Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, NY

November 30, 2020

25

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2020 to September 30, 2020).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

BlueStar Israel Technology ETF

				Annualized
	Beginning	Ending	Expenses	Expense Ratio
	Account	Account	Paid	During Period
	Value	Value	During	April 1, 2020 to
	April 1,	September	the	September 30,
	2020	30, 2020	Period^	2020
Actual	$1,000.00	$1,537.90	$4.76	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.25	$3.79	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the period from April 1, 2020 to September 30, 2020).

26

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited)

NOTE  1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.iteqetf.com.

NOTE  2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
BlueStar-Israel Technology ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	DRD
BlueStar-Israel Technology ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
BlueStar-Israel Technology ETF	0.00%

NOTE  3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Fund’s Part F of Form N-PORT is available without charge, upon request on the SEC’s website (www.sec.gov) and is available by calling (877) 756-7873. The Fund’s portfolio holdings are posted on the Fund’s website at www.iteqetf.com daily.

NOTE  4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.iteqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1 844-383-6477) or by accessing the SEC’s website at www.sec.gov. Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF MGRS (1-844-383-6477) or by visiting www.iteqetf.com. Read the prospectus carefully before investing.

27

BlueStar Israel Technology ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	12	None
John A. Flanagan (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)

			N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)

General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)

			N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

28

BlueStar Israel Technology ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018)	12	None

29

BlueStar Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

30

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2020

ETFMG Alternative Harvest ETF

Ticker: MJ

Beginning on January l, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

ETFMG Alternative Harvest ETF

September 30, 2020

1

ETFMG Alternative Harvest ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ETFMG Alternative Harvest ETF (“MJ” or the “Fund”). The following information pertains to the year ended to September 30, 2020. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of the Fund and thus Fund performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for the broad market (represented by the Chicago Board Options Exchange Volatility Index).

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Alternative Harvest Index (the “Index”).

Over the period, the total return for the Fund was -46.83%, while the total return for the Index was -50.41%. The best performers on the basis of contribution to return were Swedish Match AB, Atena Pharmaceuticals, and Scotts Miracle-Gro, while the worst performers were Hexo, Tilray, and Aurora Cannabis.

During the reporting period, the Fund saw an average approximate allocation of 67% of its total assets to Pharmaceuticals, 24% to Tobacco and 7% to Biotechnology.

We thank you for your interest in the Fund. You can find further details about MJ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III

Chairman of the Board

2

ETFMG Alternative Harvest ETF

PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the periods ended September 30, 2020, as compared to its benchmarks:

	One Year	Annualized Three Year	Annualized Since Inception** - September 30, 2020
ETFMG Alternative Harvest ETF - NAV	(46.83)%	(27.68)%	(11.24)%
ETFMG Alternative Harvest ETF - Market Price	(46.65)%	(27.78)%	(11.91)%
S&P 500 Index *** (1)	15.15%	12.28%	13.05%
Solactive Latin America Real Estate Index/Prime Alternative Harvest Index **** (1)	(50.41)%	(28.34)%	(11.55)%
Total Fund Operating Expenses (2)			0.75%

* The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded Net Asset Value “NAV” on September 30, 2020. Performance data current to the most recent month end may be obtained by visiting www.etfmj.com or by calling 1-844-383-6477.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.75% per the January 31, 2020 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	As of the close of business on the day of commencement of trading on December 3, 2015.
***	The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
****	Solactive Latin America Real Estate Index/Prime Alternative Harvest Index - The Index tracks real estate companies in the Latin-America region. Weights in these companies depend on market cap, dividend yield, and share liquidity. The higher the dividend yield and share liquidity, the higher the weight of the respective company in the index. The Prime Alternative Harvest Index has been created to provide investors with a product that enables them to take advantage of both event-driven news and long-term trends in the cannabis industry as well as the industries likely to be influenced by the medicinal and recreational cannabis legalization initiatives taking place in many locations globally.
(1)	The return reflects the actual performance through September 30, 2020 (the last day of the fiscal year that the New York Stock Exchange was open) to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. The table reflects performance of the Solactive Latin America Real Estate Index through December 26, 2017 and the Prime Alternative Harvest Index thereafter.
(2)	The expense ratio is taken from the Fund’s most recent prospectus dated January 31, 2020.

3

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings *

	Security	% of Total Investments †
1	Canopy Growth Corporation	7.6%
2	Cronos Group, Inc.	7.5%
3	GW Pharmaceuticals plc	7.4%
4	Tilray, Inc.	6.4%
5	HEXO Corporation	4.7%
6	Aphria, Inc.	4.5%
7	Aurora Cannabis, Inc.	4.4%
8	Organigram Holdings, Inc.	4.1%
9	Arena Pharmaceuticals, Inc.	3.9%
10	Vector Group Ltd.	3.6%
	Top Ten Holdings of Total Investments†	54.1%

* Current Fund holdings may not be indicative of future Fund holdings.

† Percentage of total investments less cash.

Please refer to the Portfolio of Investments in this
Annual Report for a detailed listing of the Fund’s holdings

4

ETFMG Alternative Harvest ETF

September 30, 2020

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

MJ

The ETFMG Alternative Harvest ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Alternative Harvest Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Prime Indexes.

5

ETFMG Alternative Harvest ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2020

ETFMG Alternative Harvest ETF
As a percent of Net Assets:
Canada	45.1%
United States	33.5%
United Kingdom	13.9%
Japan	3.4%
Sweden	3.3%
Mexico	0.0%^
Short-Term and other Net Assets (Liabilities)	0.8%
100.0%
^ Less than 0.05%.

6

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.2%
Canada - 45.1%
Investment Companies - 7.6%
Canopy Rivers, Inc. (a)	1,999,397	$1,051,089
Cronos Group, Inc. (a) ^	7,321,147	36,678,947
Total Investment Companies		37,730,036

Pharmaceuticals - 37.5%
Aphria, Inc. (a) ^	4,947,746	21,918,515
Aurora Cannabis, Inc. (a) ^	4,618,063	21,473,993
Auxly Cannabis Group, Inc. (a)	4,508,549	440,172
Canopy Growth Corp. (a) ^	2,617,512	37,482,772
Charlottes Web Holdings, Inc.	1,395,883	3,302,190
Green Organic Dutchman Holdings Ltd. (a) ^	19,983,083	3,676,809
HEXO Corp. (a) ^	35,381,048	23,316,111
MediPharm Labs Corp. (a) ^	7,497,753	4,955,145
Organigram Holdings, Inc. (a) ^	19,011,805	19,962,395
PharmaCielo Ltd. (a)	862,661	294,777
Sundial Growers, Inc. (a) ^	3,947,897	949,864
Supreme Cannabis Co., Inc. (a) ^	10,079,760	1,021,943
The Flowr Corp. (a) ^	1,185,267	347,155
Tilray, Inc. (a) ^	6,465,484	31,357,597
Valens Groworks Corp. (a)	3,112,192	3,809,750
Village Farms International, Inc. (a) ^	2,519,911	11,541,192
Total Pharmaceuticals		185,850,380
Total Canada		223,580,416

Japan - 3.4%
Tobacco - 3.4%
Japan Tobacco, Inc.	922,776	16,799,222

Mexico - 0.0%
Construction & Engineering - 0.0%
Empresas ICA SAB de CV (a)(b)	155,893	—

Sweden - 3.3%
Tobacco - 3.3%
Swedish Match AB	202,544	16,572,882

United Kingdom - 13.9%
Pharmaceuticals - 7.4%
GW Pharmaceuticals PLC - ADR (a)	375,344	36,539,738
Tobacco - 6.5%
British American Tobacco PLC	459,975	16,485,272
Imperial Brands PLC	911,073	16,076,383
Total Tobacco		32,561,655
Total United Kingdom		69,101,393

The accompanying notes are an integral part of these financial statements.

7

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
United States - 33.5%
Biotechnology - 7.5%
Arena Pharmaceuticals, Inc. (a)	257,829	$19,283,031
Cara Therapeutics, Inc. (a)	647,082	8,234,118
Corbus Pharmaceuticals Holdings, Inc. (a) ^	3,649,648	6,569,366
Zynerba Pharmaceuticals Inc. (a) ^	891,025	2,949,293
Total Biotechnology		37,035,808
Chemicals - 3.2%
Scotts Miracle-Gro Co.	101,724	15,554,617
Paper & Forest Products - 2.9%
Schweitzer-Mauduit International, Inc.	490,912	14,918,816
Specialty Retail - 3.0%
GrowGeneration Corporation	935,811	14,954,260
Tobacco - 16.9%
22nd Century Group, Inc. (a) ^	9,962,568	6,384,014
Altria Group, Inc.	384,757	14,867,011
Philip Morris International, Inc.	206,568	15,490,534
Turning Point Brands, Inc.	483,383	13,486,386
Universal Corp.	378,897	15,868,206
Vector Group Ltd.	1,820,357	17,639,259
Total Tobacco		83,735,410
Total United States		166,198,911
TOTAL COMMON STOCKS (Cost $990,765,082)		492,252,824

COLLATERAL FOR SECURITIES LOANED - 25.5% +
Stock Loan Cash Collateral - 25.5%
Stock Loan Cash Collateral (Cost $126,295,063)		126,295,063

Total Investments (Cost $1,117,060,145) - 124.7%		$618,547,887
Liabilities in Excess of Other Assets - (24.7)%		(122,577,090)
NET ASSETS - 100.0%		$495,970,797

Percentages are stated as a percent of net assets.

AB - Aktiebolag

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust’s fair value hierachy. This security represents $0 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.
+	Total cash collateral has a value of $126,295,063 as of September 30, 2020.
^	All or a portion of this security is out on loan as of September 30, 2020. Total value of securities out on loan is $125,773,187.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P,

The accompanying notes are an integral part of these financial statements.

8

ETFMG Alternative Harvest ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2020

ASSETS
Investments in securities, at value*	$618,547,887
Cash	2,611,354
Foreign Cash	226,012
Receivables:
Securities lending income receivable	640,460
Dividends and interest receivable	730,470
TOTAL ASSETS	622,756,183

LIABILITIES
Collateral received for securities loaned (Note 7)	126,295,063
Payables:
Payable for investments purchased	213,023
Management fees payable	277,300
TOTAL LIABILITIES	126,785,386
NET ASSETS	$495,970,797

NET ASSETS CONSIST OF:
Paid in capital	$1,578,076,062
Total accumulated deficit	(1,082,105,265)
NET ASSETS	$495,970,797

*Identified Cost:
Investments in securities	$1,117,060,145

NET ASSET VALUE PER SHARE:
Net Assets	$495,970,797
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	47,850,000
Net asset value (Net Assets ÷ Shares Outstanding)	$10.37

The accompanying notes are an integral part of these financial statements.

9

ETFMG Alternative Harvest ETF

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

INVESTMENT INCOME
Dividends (Net of Foreign tax withholdings of $322,106)	$9,478,278
Securities Lending Income	33,492,542
TOTAL INVESTMENT INCOME	42,970,820

EXPENSES
Management fees	4,599,419
TOTAL EXPENSES	4,599,419
NET INVESTMENT INCOME	38,371,401

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
In-kind redemptions	(6,727,201)
Investments	(309,545,337)
Foreign currency transactions	(232,176)
(316,504,714)

Net change in unrealized appreciation (depreciation) on:
Investments	(135,956,849)
Foreign currency translations	14,177
(135,942,672)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(452,447,386)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(414,075,985)

The accompanying notes are an integral part of these financial statements.

10

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS
Net investment income	$38,371,401	$31,100,063
Net realized loss on investments and foreign currency transactions	(316,504,714)	(124,564,183)
Net change in unrealized depreciation on investments and foreign currency transactions	(135,942,672)	(487,112,889)
Net decrease in net assets resulting from operations	(414,075,985)	(580,577,009)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:	(37,958,000)	(30,165,500)
Net decrease in net assets resulting from distributions to shareholders	(37,958,000)	(30,165,500)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	203,682,152	1,088,901,300
Cost of shares redeemed	(56,673,991)	(357,641,447)
Transaction Fees (Note 1)	39,219	880,806
Net increase in net assets resulting from shares of beneficial interest	147,047,380	732,140,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	(304,986,605)	121,398,150

NET ASSETS
Beginning of Year	800,957,402	679,559,252
End of Year	$495,970,797	$800,957,402

SHARE ACTIVITY
Shares Sold	13,200,000	32,250,000
Shares Redeemed	(3,800,000)	(10,900,000)
Net increase in shares of beneficial interest outstanding	9,400,000	21,350,000
Beginning Shares	38,450,000	17,100,000
Ending Shares	47,850,000	38,450,000

The accompanying notes are an integral part of these financial statements.

11

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period/year

	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Year Ended September 30,	Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value, beginning of period	$20.83	$39.74	$31.36	$29.64	$25.00

Activity from investment operations:
Net investment income (2)	0.91	1.02	0.37	0.57	0.98
Net realized and unrealized gain (loss) on investments	(10.49)	(18.96)	8.95	4.42	4.59
Total from investment operations	(9.58)	(17.94)	9.32	4.99	5.57

Less distributions from:
Net investment income	(0.88)	(0.97)	(0.74)	(2.56)	(0.93)
Net realized gains	—	—	(0.20)	(0.71)	—
Total distributions	(0.88)	(0.97)	(0.94)	(3.27)	(0.93)

Net asset value, end of period	$10.37	$20.83	$39.74	$31.36	$29.64

Total return (3)(4)	(46.83)%	(45.60)%	33.85%	20.23%	22.63	%(6)

Net assets, at end of period (000s)	$495,971	$800,957	$679,559	$6,271	$2,964

Ratio of net expenses to average net assets (5)	0.75%	0.75%	0.75%	0.79%	0.79%
Ratio of net investment income to average net assets (5)	6.27%	3.26%	1.18%	1.98%	5.88%

Portfolio Turnover Rate	46%	71%	97%	44%	44	%(6)

(1)	Commencement of operations on December 2, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	Annualized for periods less than one year.
(6)	Not annualized.

The accompanying notes are an integral part of these financial statements.

12

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.       ORGANIZATION

ETFMG Alternative Harvest ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund commenced operations on December 2, 2015 as the Tierra XP Latin America Real Estate ETF. Effective December 26, 2017, the Board of Trustees of the Trust approved the following changes to the Fund: a) The Fund’s name was changed to the ETFMG Alternative Harvest ETF; b) the Fund’s underlying index, the Solactive Latin America Real Estate Index, was replaced with the Prime Alternative Harvest Index; c) The Fund’s investment objective was changed to the following: “The ETFMG Alternative Harvest ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index” (the “Index”); and d) the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate related companies in Latin America was eliminated.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges are included in “Transaction Fees” in the Statement of Changes in Net Assets.

2.       SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

13

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Fund held one fair valued security which was valued by the board.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

14

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

The following table presents a summary of the Funds’ assets measured at fair value as of September 30, 2020:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$492,252,824	$—	$—	(a)	$492,252,824
Collateral for Securities Loaned*	—	—	—		126,295,063
Total Investments in Securities	$492,252,824	$—	$—		$618,547,887

^ See Schedule of Investments for classifications by country and industry.

(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Federal Income Taxes - The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s September 30, 2017 – September 30, 2019 tax returns or expected to be taken in the Fund’s September 30, 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Security transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

15

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

Foreign Currency Translations and Transactions - The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the daily rates of exchange, and

(ii)	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Distributions to shareholders – Distributions to shareholders from net investment income are declared and paid by the Fund on a quarterly basis. Distributions to Shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Share Valuation - The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnification – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.       RISK FACTORS

Investing in the ETFMG Alternative Harvest ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Members of the Trump Administration, including former Attorney General Jeff Sessions, have made statements indicating that the Trump Administration intends to take a harsher stance on federal marijuana laws. Any such change in the federal government’s enforcement of current federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate marijuana, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments. The Cannabis Companies and Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

16

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2020 (Continued)

Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. No drug product containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production and the DEA may never issue the registrations required for the commercialization of such products.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Non-U.S. Regulatory Risks of the Marijuana Industry - The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational Risks of the Marijuana Industry - Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana.

Concentration Risk - The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Consumer Staples Sector Risk - The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

17

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Equity Market Risk - The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Non-Diversification Risk - Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Securities Lending Risk - Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Natural Disaster/Epidemic Risk - Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

18

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

4.	MANAGEMENT AND OTHER CONTRACTS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single management fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with its affiliate, ETFMG Financial, LLC (the “Distributor”). The Distributor provides marketing support for the Fund, including distributing marketing materials related to the Fund. Level ETF Ventures, LLC (“Level”) serves as the index provider for the Fund. Level is not affiliated with the Fund or the Advisor.

Ultimus Fund Solutions, LLC (“Ultimus”) acts as sub-administrative and sub-accounting agent of the Fund. For its services in this capacity, Ultimus is entitled to a fee based on the average daily net assets of the Fund and subject to a minimum annual fee. In addition to the asset-based fee, Ultimus is entitled to certain non-material fees, as well as out of pocket expenses. The fee paid to Ultimus is paid out of the investment advisory fee paid to the Adviser by the Fund.

Wedbush Securities Inc. (“Wedbush”), a broker-dealer that is a member of a national securities exchange, as defined in the Exchange Act, serves as the custodian of the Fund. Wedbush holds cash, securities and other assets of the Fund as required by the 1940 Act. In May, 2020, Wedbush acquired a minority, non-voting, equity interest in the parent company of the Advisor, Exchange Traded Managers Group, LLC.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

5.	DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2020, the Fund did not incur any 12b-1 expenses.

19

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

6.	PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2020:

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2020:

Purchases	Sales
$298,003,220	$278,013,154

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

Purchases In-Kind	Sales In-Kind
$193,839,582	$53,338,167

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2020.

7.	SECURITIES LENDING

The Fund may lend up to 33 1⁄3% of the value of the Fund’s total assets to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by Wedbush Securities Inc (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the value of any loaned securities at the time of the loan. The Fund and the Custodian receive compensation in the form of loan fees. The amount of loan fees depends on a number of factors including the type of security, demand to borrow such security and the length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is held by the Custodian in accordance with the custody agreement. The Custodian and its associated persons will receive compensation in connection with the use of the loaned securities of the Fund. The Fund could experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Custodian.

As of September 30, 2020, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Values of Securities on Loan	Fund Collateral Received*
$126,295,063	$126,295,063

*	The securities on loan were collateralized in full with cash, as shown on the Schedule of Investments.

20

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

8.	TAX COMPONENTS OF CAPITAL

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$932,023	$—	$(317,435,569)	$(161,494,108)	$—	$(604,107,611)	$(1,082,105,265)

The difference between book basis and tax basis undistributed net investment income, unrealized depreciation and accumulated net realized losses from investments is attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized depreciation in the table above includes unrealized foreign currency gains of $5,234.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $317,435,569.

At September 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
$128,346,757	$33,147,351	$161,494,108	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains (losses) on in-kind redemptions and tax return updates related to fiscal year ended September 30, 2019, resulted in reclassifications for the year ended September 30, 2020 as follows:

Paid In Capital	Accumulated Earnings (Losses)
$(14,942,397)	$14,942,397

9.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following years was as follows:

Year Ended September 30, 2020		Year Ended September 30, 2019
From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
$38,259,296	$—	$30,165,500	$—

The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $301,296 for year ended September 30, 2020 for the Fund which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

21

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,222,660,732	$25,287,078	$(629,399,923)	$(604,112,845)

11.	LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, ETFMG, were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiffs requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares, and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Fund’s financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than as disclosed in Note 11 above.

22

ETFMG Alternative Harvest ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Alternative Harvest ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ETFMG Alternative Harvest ETF (the “Fund”) (a series of ETF Managers Trust), as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 30, 2020

23

ETFMG Alternative Harvest ETF

EXPENSE EXAMPLE

September 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 through September 30, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period* 4/1/20-9/30/20	Expense Paid During Period** 4/1/20-9/30/20
Actual	$1,000.00	$955.80	$3.67	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

*”Actual” expense information for the Fund is for the period from April 1, 2020 to September 30, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 183/366 (to reflect the period from April 1, 2020 to September 30, 2020). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/366 (to reflect the full half-year period).

** Annualized.

24

ETFMG Alternative Harvest ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmj.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmj.com. Read the prospectus carefully before investing.

25

ETFMG Alternative Harvest ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	11	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)	N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)	N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

26

ETFMG Alternative Harvest ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	11	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017-2018)	11	None

27

ETFMG Alternative Harvest ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)      The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)      The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)      The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)      The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)      The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)      The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

28

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Transfer Agent

Computershare Investor Services

480 Washington Boulevard, Jersey City, New Jersey 07310

Securities Lending Agent

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2020

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Global Cloud Technology ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The funds are a series of ETF Managers Trust.

Wedbush ETFMG TM ETF

September 30, 2020

1

Wedbush ETFMG TM ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these Funds. The following information pertains to the fiscal period from October 1, 2019 to September 30, 2020. During this period, market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty regarding the long-term implications continues to exist. Such disruptions, along with various government orders and precautionary measures such as social distancing, business shutdowns and similar policies, led to a reduction in global economic activity. These policies have also resulted in periods of high market volatility which can adversely affect assets of the Funds and thus respective Fund’s performance. During the reporting period the COVID-19 pandemic contributed to approximately a five-fold increase in volatility for both the broad market (represented by the Chicago Board Options Exchange Volatility Index) as well as the technology sector (represented by the Chicago Board Options Exchange NDX Volatility Index).

Performance Overview

During the 12-month period ended September 2020, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 47.23%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 44.94%. Below is a performance overview for each Fund for the same 12-month period.

Wedbush ETFMG Global Cloud Technology ETF (IVES)*

The Wedbush ETFMG Global Cloud Technology ETF (“IVES”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Cloud Technology Index”).

Over the period, the total return for IVES was 18.58%, while the total return for the Cloud Technology Index was 18.60%. The best performers in IVES, on the basis of contribution to return, were Datadog, Elastic NV, and Sinch AB, while the worst performers were Textron, Workhorse Group, and Boeing.

During the reporting period, IVES saw an average approximate allocation of 28% of its total assets to Software, 26% to Aerospace & Defense and 17% to IT Services.

Wedbush ETFMG Video Game Tech ETF (GAMR)**

The Wedbush ETFMG Video Game Tech ETF (“GAMR”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EE Fund Video Game Tech Index (the “Video Game Index”).

Over the period, the total return for GAMR was 64.12%, while the total return for the Video Game Index was 66.32%. The best performers in GAMR, on the basis of contribution to return, were Bilibili, Stillfront Group AB, and Embracer Group AB, while the worst performers were Konami Holdings, NetDragon Websoft Holdings, and Aeria.

During the reporting period, GAMR saw an average approximate allocation of 69% of its total assets to Entertainment, 7% to Technology Hardware, Storage & Peripherals and 6% to Interactive Media & Services.

2

Wedbush ETFMG TM ETF

You can find further details about IVES and GAMR by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III
Chairman of the Board

*Please be aware that as of Tuesday, April 7, 2020 the following changes went into effect for the ETFMG Drone Economy Strategy ETF (IFLY):

1. The Fund’s name was changed to the Wedbush ETFMG Global Cloud Technology ETF;

2. The Fund’s previous underlying index, the Reality Shares Drone Index (the “Previous Index”), was replaced with the Dan Ives Global Cloud Technology Prime Index; and

3. The Fund’s investment objective was changed to the following: “The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index” (the “Index”).

4. The Fund’s ticker was changed to “IVES”.

**Please be aware that as of Friday, April 17, 2020 the name of the ETFMG Video Game Tech ETF changed to the “Wedbush ETFMG Video Game Tech ETF”.

3

Wedbush ETFMG TM ETF

ETFMG Global Cloud Technology ETF Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2020	1 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/2020)
ETFMG Global Cloud Technology ETF (NAV)	18.58%	13.08%	$17,526
ETFMG Global Cloud Technology ETF (Market)	18.27%	13.09%	$17,534
S&P 500 Index	15.15%	14.58%	$18,612
ETFMG Global Cloud Blended Index	18.60%	12.70%	$17,256

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

4

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

		% of Total
	Security	Investments
1	ETFMG Sit Ultra Short ETF	4.26%
2	GDS Holdings Ltd.	3.85%
3	Elastic NV	3.61%
4	Itochu Techno-Solutions Corp.	3.54%
5	Nice, Ltd.	3.52%
6	Open Text Corp.	3.38%
7	Datadog, Inc.	3.23%
8	Kingsoft Cloud Holdings Ltd.	2.84%
9	Coupa Software, Inc.	2.76%
10	SCSK Corp.	2.65%

Top Ten Holdings 33.64% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

5

Wedbush ETFMG TM ETF

ETFMG Video Game Tech ETF
Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Period Ended September 30, 2020	Return	(3/8/2016)	(9/30/2020)
ETFMG Video Game Tech ETF (NAV)	64.12%	25.89%	$28,602
ETFMG Video Game Tech ETF (Market)	64.78%	26.02%	$28,742
S&P 500 Index	15.15%	14.58%	$18,612
EEFund Video Game Tech Index	66.32%	26.26%	$28,991

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

6

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Top Ten Holdings as of September 30, 2020 (Unaudited)*

		% of Total
	Security	Investments
1	Corsair Gaming, Inc.	2.50%
2	Gravity Co., Ltd.	2.25%
3	Sciplay Corp.	2.11%
4	Stillfront Group AB	2.00%
5	ETFMG Sit Ultra Short ETF	1.91%
6	Unity Software, Inc.	1.89%
7	Paradox Interactive AB	1.89%
8	Gree, Inc.	1.87%
9	Glu Mobile, Inc.	1.86%
10	Zynga, Inc.	1.84%

Top Ten Holdings 20.12% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

7

Wedbush ETFMG TM ETF

Important Disclosures and Key Risk Factors

Past performance is not indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

IVES

The Wedbush ETFMG Global Cloud Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Cloud Technology Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. In addition, many Cloud Technology Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Technology Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud computing companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Technology Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment advisor to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with Wedbush Securities LLC, Prime Indexes or Level ETF Ventures.

8

Wedbush ETFMG TM ETF

GAMR

The Wedbush ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Unlike with an actively managed fund, the Fund’s adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

ETF Managers Group LLC is the investment adviser to the Fund.

The Fund is distributed by ETFMG Financial LLC. ETF Managers Group LLC and ETFMG Financial LLC are wholly owned subsidiaries of Exchange Traded Managers Group LLC (collectively, “ETFMG”). ETFMG is not affiliated with EEFund Management or Wedbush Securities LLC.

9

Wedbush ETFMG TM ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2020 (Unaudited)

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
As a percent of Net Assets:
Australia	3.7%	—%
Canada	4.3	—
Chile	0.4	—
France	—	1.9
Germany	2.1
Israel	4.4	—
Italy	—	0.6
Japan	11.7	16.7
Netherlands	4.5
Norway	—	0.3
Poland	—	1.7
Republic of Korea	0.2	19.0
Singapore	2.0	—
Sweden	2.8	7.6
Switzerland	—	0.3
Taiwan, Province of China	—	4.5
United Kingdom	0.6	5.7
United States	62.8	41.2
Exchange Traded Funds	5.3	2.0
Short-Term and other Net Assets (Liabilities)	(4.8)	(1.5)
	100.0%	100.0%

10

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.5%
Australia - 3.7%
IT Services - 3.7% (d)
Data#3, Ltd.	41,359	$194,329
Megaport, Ltd. (a)	41,008	472,595
NEXTDC, Ltd. (a)	121,638	1,069,874
Total IT Services		1,736,798

Canada - 4.3%
Software - 4.3% (d)
Open Text Corp.	46,795	1,977,862

Chile - 0.4%
IT Services - 0.4% (d)
SONDA SA	232,136	165,448

Germany - 2.1%
Software - 2.1% (d)
Software AG	19,687	971,297

Israel - 4.4%
Software - 4.4% (d)
Nice, Ltd. (a)	9,102	2,056,233

Japan - 11.7%
IT Services - 10.8% (d)
Hennge KK (a)	4,252	272,138
i3 Systems, Inc. (a)	1,339	91,285
Itochu Techno-Solutions Corp.	54,715	2,067,409
NS Solutions Corp.	25,328	778,104
SCSK Corp.	27,852	1,550,194
TechMatrix Corp.	11,855	256,850
Total IT Services		5,015,980
Software - 0.9% (d)
Cybozu, Inc.	14,052	441,019
Total Japan		5,456,999

Netherlands - 4.5%
Software - 4.5% (d)
Elastic NV (a)(b)	19,540	2,108,172

Republic of Korea - 0.2%
Diversified Telecommunication Services - 0.2%
KINX, Inc.	1,300	97,597

Singapore - 2.0%
Real Estate Investment Trusts (REITs) - 2.0%
Keppel DC REIT	437,009	931,611

The accompanying notes are an integral part of these financial statements.

11

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Sweden - 2.8%
Software - 2.8% (d)
Sinch AB (a)	15,776	$1,291,202

United Kingdom - 0.6%
Software - 0.6% (d)
Micro Focus International PLC	90,949	288,815

United States - 62.8%
Communications Equipment - 0.2%
Inseego Corp. (a)(b)	10,732	110,754
IT Services - 20.1% (d)
21Vianet Group, Inc. - ADR (a)	34,883	807,890
Chinasoft International, Ltd.	725,322	524,100
Fastly, Inc. - Class A (a)(b)	11,666	1,092,871
GDS Holdings, Ltd. - ADR (a)(b)	27,497	2,250,080
Kingsoft Cloud Holdings, Ltd. - ADR (a)(b)	56,130	1,657,519
Limelight Networks, Inc. (a)(b)	13,485	77,674
MongoDB, Inc. (a)(b)	6,528	1,511,297
Rackspace Technology, Inc. (a)(b)	22,189	428,026
SUNeVision Holdings, Ltd.	623,363	508,339
Switch, Inc. - Class A	26,574	414,820
Unisys Corp. (a)(b)	6,960	74,263
Total IT Services		9,346,879
Real Estate Investment Trusts (REITs) - 4.1%
CoreSite Realty Corp. (b)	4,702	558,974
CyrusOne, Inc.	12,960	907,589
QTS Realty Trust, Inc. - Class A (b)	6,786	427,654
Total Real Estate Investment Trusts (REITs)		1,894,217

The accompanying notes are an integral part of these financial statements.

12

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Software - 34.8% (d)
8x8, Inc. (a)(b)	11,513	$179,027
Alteryx, Inc. - Class A (a)(b)	7,339	833,343
Anaplan, Inc. (a)	15,499	969,927
Appfolio, Inc. - Class A (a)	3,803	539,303
Appian Corp. (a)(b)	7,716	499,611
Blackbaud, Inc. (b)	5,476	305,725
Box, Inc. - Class A (a)	17,294	300,224
Cloudera, Inc. (a)	34,170	372,111
Cloudflare, Inc. - Class A (a)	33,903	1,392,057
CommVault Systems, Inc. (a)	5,124	209,059
Coupa Software, Inc. (a)	5,874	1,610,886
Datadog, Inc. - Class A (a)	18,500	1,889,960
Domo, Inc. - Class B (a)	3,233	123,921
Dropbox, Inc. - Class A (a)	45,839	882,859
Everbridge, Inc. (a)(b)	3,820	480,289
Jamf Holding Corp. (a)	12,976	488,027
MicroStrategy, Inc. - Class A (a)	1,070	161,099
nCino, Inc. (a)	9,941	792,099
New Relic, Inc. (a)	6,654	375,019
Nutanix, Inc. - Class A (a)(b)	22,308	494,791
PagerDuty, Inc. (a)(b)	8,774	237,863
Smartsheet, Inc. - Class A (a)(b)	13,375	660,993
SolarWinds Corp. (a)(b)	34,641	704,598
Teradata Corp. (a)(b)	12,040	273,308
Xunlei Ltd. - ADR (a)	18,274	62,863
Zendesk, Inc. (a)	12,800	1,317,376
Total Software		16,156,338
Technology Hardware, Storage & Peripherals - 3.6%
NetApp, Inc.	24,619	1,079,298
Pure Storage, Inc. - Class A (a)(b)	29,273	450,511
Super Micro Computer, Inc. (a)	5,843	154,255
Total Technology Hardware, Storage & Peripherals		1,684,064
Total United States		29,192,252
TOTAL COMMON STOCKS (Cost $34,242,175)		46,274,286

The accompanying notes are an integral part of these financial statements.

13

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.7%
ETFMG Sit Ultra Short ETF (e)	50,000	$2,489,250
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	9,482,214	9,482,214
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $11,970,163)		11,971,464

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02%(c)	200,848	200,848
TOTAL SHORT-TERM INVESTMENTS (Cost $200,848)		200,848

Total Investments (Cost $46,413,186) - 125.6%		58,446,598
Liabilities in Excess of Other Assets - (25.6)%		(11,931,107)
TOTAL NET ASSETS - 100.0%		$46,515,491

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of September 30, 2020.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020, the Fund had a significant portion of its assets in the Software & IT Services Industries.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2020

	Shares	Value
COMMON STOCKS - 99.5%
France - 1.9%
Entertainment - 1.9% (d)
Ubisoft Entertainment SA (b)	25,049	$2,263,165

Italy - 0.6%
Entertainment - 0.6% (d)
Digital Bros SpA	27,386	687,130

Japan - 16.7%
Entertainment - 13.2% (d)
Aeria, Inc.	146,431	705,324
Aiming, Inc. (a)(b)	104,740	694,195
Capcom Co., Ltd.	42,786	2,377,338
COLOPL, Inc.	33,880	288,477
DeNa Co., Ltd.	17,250	316,001
Gumi, Inc.	63,234	580,387
GungHo Online Entertainment, Inc.	14,422	308,638
KLab, Inc. (b)	81,617	727,445
Koei Tecmo Holdings Co., Ltd.	7,560	362,714
Konami Holdings Corp.	51,877	2,233,173
Marvelous, Inc.	95,621	725,329
Nexon Co., Ltd.	91,374	2,271,679
Nintendo Co., Ltd.	3,937	2,227,103
Square Enix Holdings Co., Ltd.	34,960	2,307,131
Total Entertainment		16,124,934
Household Durables - 1.0%
Sony Corp. - ADR (b)	16,647	1,277,657
Interactive Media & Services - 2.0%
Gree, Inc.	504,732	2,440,746
Leisure Products - 0.5%
Bandai Namco Holdings, Inc.	4,607	335,877
Sega Sammy Holdings, Inc.	25,309	306,688
Total Leisure Products		642,565
Total Japan		20,485,902

Norway - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Nordic Semiconductor ASA (b)	30,099	309,783

Poland - 1.7%
Entertainment - 1.7% (d)
CD Projekt SA (b)	19,193	2,077,496

The accompanying notes are an integral part of these financial statements.

15

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Republic of Korea - 19.0%
Entertainment - 18.2% (d)
Com2uS Corp.	20,938	$2,051,727
Gravity Co., Ltd. - ADR	20,408	2,925,486
NCSoft Corp.	3,192	2,199,873
Neowiz (b)	89,263	1,961,573
Netmarble Corp.	14,229	2,019,679
Nexon GT Co., Ltd. (b)	145,053	1,891,456
NHN Corp. (b)	32,760	2,084,091
Pearl Abyss Corp. (b)	12,964	2,241,403
Webzen, Inc. (b)	68,800	2,082,531
WeMade Entertainment Co., Ltd.	68,709	2,191,403
Wysiwyg Studios Co., Ltd. (b)	182,175	665,924
Total Entertainment		22,315,146
Hotels, Restaurants & Leisure - 0.5%
ME2ON Co., Ltd. (b)	118,945	648,883
Interactive Media & Services - 0.3%
AfreecaTV Co., Ltd.	6,213	311,845
Total Republic of Korea		23,275,874

Sweden - 7.6%
Entertainment - 6.8% (d)
Embracer Group AB (b)	118,147	2,200,452
G5 Entertainment AB	18,378	770,346
Modern Times Group MTG - Class B	21,771	305,567
Paradox Interactive AB	72,108	2,455,707
Stillfront Group AB (b)	20,800	2,610,495
Total Entertainment		8,342,567
Hotels, Restaurants & Leisure - 0.6%
LeoVegas AB	170,300	722,209
Technology Hardware, Storage & Peripherals - 0.2%
Tobii AB (b)	50,139	296,439
Total Sweden		9,361,215

Switzerland - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Logitech International SA (a)	4,344	335,835

The accompanying notes are an integral part of these financial statements.

16

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Taiwan, Province of China - 4.5%
Entertainment - 1.2% (d)
Gamania Digital Entertainment Co., Ltd.	314,336	$679,422
Softstar Entertainment, Inc. (b)	274,939	756,600
Total Entertainment		1,436,022
Technology Hardware, Storage & Peripherals - 3.3%
Acer, Inc.	365,299	312,804
Asustek Computer, Inc.	35,150	307,663
HTC Corp.	1,247,705	1,232,110
Micro-Star International Co., Ltd.	473,432	2,174,105
Total Technology Hardware, Storage & Peripherals		4,026,682
Total Taiwan, Province of China		5,462,704

United Kingdom - 5.7%
Entertainment - 3.9% (d)
Codemasters Group Holdings PLC (b)	451,847	2,128,109
Frontier Developments PLC (b)	36,122	1,267,798
Team17 Group PLC (b)	147,181	1,321,814
Total Entertainment		4,717,721
IT Services - 1.8%
Keywords Studios PLC	76,927	2,159,967
Total United Kingdom		6,877,688

United States - 41.2%
Computer and Peripheral Equipment Manufacturing - 2.7%
Corsair Gaming, Inc. (b)	161,817	3,252,522
Entertainment - 22.8% (d)
Activision Blizzard, Inc.	28,187	2,281,738
Bilibili, Inc. - ADR (a)(b)	51,087	2,125,219
DouYu International Holdings Ltd. - ADR (a)(b)	139,011	1,836,335
Electronic Arts, Inc. (b)	17,440	2,274,350
HUYA, Inc. - ADR (a)(b)	11,700	280,215
Glu Mobile, Inc. (b)	315,771	2,423,542
iDreamSky Technology Holdings, Ltd. (b)	3,066,813	1,840,076
IGG, Inc.	1,922,491	2,190,385
Leyou Technologies Holdings, Ltd. (b)	5,241,007	2,197,827
NetDragon Websoft Holdings, Ltd.	991,460	2,149,216
NetEase, Inc. - ADR	662	300,992
Sciplay Corp. - Class A (b)	169,843	2,754,852
Sea, Ltd. - ADR (a)(b)	2,163	333,189
Take-Two Interactive Software, Inc. (b)	14,315	2,365,124
Zynga, Inc. - Class A (a)(b)	263,205	2,400,430
Total Entertainment		27,753,490
Household Durables - 0.6%
Turtle Beach Corp. (a)(b)	41,113	748,257

The accompanying notes are an integral part of these financial statements.

17

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
Interactive Media & Services - 3.2%
Alphabet, Inc. - Class C (b)	850	$1,249,160
JOYY, Inc.	4,028	324,939
Momo, Inc. - ADR	21,265	292,606
SINA Corp. (b)	7,565	322,345
Sohu.com, Ltd. - ADR (b)	16,543	328,544
Tencent Holdings, Ltd.	19,350	1,277,092
Total Interactive Media & Services		3,794,686
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Micro Devices, Inc. (a)(b)	16,876	1,383,663
Intel Corp.	26,143	1,353,685
NVIDIA Corp.	2,648	1,433,150
Qualcomm, Inc.	2,660	313,029
Total Semiconductors & Semiconductor Equipment		4,483,527
Software - 4.0%
Cheetah Mobile, Inc. - ADR	360,950	743,557
Kingsoft Corp., Ltd.	60,744	302,934
Microsoft Corp.	6,314	1,328,024
Unity Software, Inc. (b)	28,172	2,458,852
Total Software		4,833,367

Specialty Retail - 1.0%
GameStop Corp. - Class A (a)(b)	115,575	1,178,865
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	11,503	1,332,162
Immersion Corp. (b)	84,395	594,985
Razer, Inc. (b)	8,711,052	1,966,999
Total Technology Hardware, Storage & Peripherals		3,894,146
Total United States		49,938,860
TOTAL COMMON STOCKS (Cost $93,799,184)		121,075,652

The accompanying notes are an integral part of these financial statements.

18

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2020 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 7.1%
ETFMG Sit Ultra Short ETF (e)	50,000	$2,489,250
Mount Vernon Liquid Assets Portfolio, LLC, 0.18% (c)	6,152,606	6,152,606
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $8,656,991)		8,641,856

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 0.02% (c)	546,010	546,010
TOTAL SHORT-TERM INVESTMENTS (Cost $546,010)		546,010

Total Investments (Cost $103,002,185) - 107.0%		130,263,518
Liabilities in Excess of Other Assets - (7.0)%		(8,564,912)
TOTAL NET ASSETS - 100.0%		$121,698,606

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	All or a portion of this security was out on loan as of September 30, 2020.
(b)	Non-income producing security.
(c)	The rate shown is the annualized seven-day yield at September 30, 2020.
(d)	As of September 30, 2020, the Fund had a significant portion of its assets in the Entertainment Industry.
(e)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Wedbush ETFMG TM ETF

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2020

	Wedbush ETFMG Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$55,957,348	$127,774,268
Investments in affiliated securities, at value*	2,489,250	2,489,250
Total Investments in securities, at value	58,446,598	130,263,518
Foreign currency*	—	1,537
Dividends and interest receivable	60,755	58,199
Securities lending income receivable	3,827	12,186
Receivable for investments sold	—	5,705,194
Total Assets	58,511,180	136,040,634

LIABILITIES
Collateral received for securities loaned (Note 7)	11,970,163	8,537,606
Payables:
Payable for investments purchased	—	5,730,056
Management fees payable	25,526	74,366
Total Liabilities	11,995,689	14,342,028
Net Assets	$46,515,491	$121,698,606

NET ASSETS CONSIST OF:
Paid-in Capital	$45,154,628	$112,512,566
Total Distributable Earnings	1,360,863	9,186,040
Net Assets	$46,515,491	$121,698,606

*Identified Cost:

Investments in unaffiliated securities	$43,925,237	$100,497,800
Investments in affiliated securities	2,487,949	2,504,385
Foreign currency	—	1,561

Shares Outstanding^	1,100,000	1,800,000

Net Asset Value, Offering and Redemption Price per Share	$42.29	$67.61

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

20

Wedbush ETFMG TM ETF

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	Wedbush Global Cloud Technology ETF	Wedbush ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $19,171, $64,668)	$288,802	$935,063
Interest	1,210	2,064
Securities lending income	240,750	186,337
Total Investment Income	530,762	1,123,464

Expenses:
Management fees	268,788	672,253
Total Expenses	268,788	672,253
Net Investment Income	261,974	451,211

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(6,217,937)	(114,271)
Affiliated Investments	(49,387)	—
In-Kind redemptions	2,875,609	10,157,604
Foreign currency and foreign currency translation	(30,034)	(16,449)
Net Realized Gain (Loss) on Investments and In-Kind redemptions	(3,421,749)	10,026,884
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	10,336,962	35,845,635
Affiliated Investments	1,301	(15,135)
Foreign currency and foreign currency translation	(1,401)	(24)
Net change in Unrealized Appreciation (Depreciation) of Investments	10,336,862	35,830,476
Net Realized and Unrealized Gain (Loss) on Investments	6,915,113	45,857,360
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,177,087	$46,308,571

The accompanying notes are an integral part of these financial statements.

21

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment income (loss)	$261,974	$326,490
Net realized gain (loss) on investments and In-Kind Redemptions	(3,421,749)	(1,104,431)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	10,336,862	(3,859,005)
Net increase (decrease) in net assets resulting from operations	7,177,087	(4,636,946)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(226,000)	(326,484)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	1,842,050	(8,088,245)
Transaction Fees (See Note 1)	2,150	1,012
Net increase (decrease) in net assets from capital share transactions	1,844,200	(8,087,233)
Total increase (decrease) in net assets	$8,795,287	$(13,050,663)

NET ASSETS
Beginning of Year	37,720,204	50,770,867
End of Year	$46,515,491	$37,720,204

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	350,000	$12,901,765	250,000	$8,965,040
Transaction Fees (See Note 1)	—	2,150	—	1,012
Shares Redeemed	(300,000)	(11,059,715)	(500,000)	(17,053,285)
Net Transactions in Fund Shares	50,000	$1,844,200	(250,000)	$(8,087,233)
Beginning Shares	1,050,000		1,300,000
Ending Shares	1,100,000		1,050,000

The accompanying notes are an integral part of these financial statements.

22

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
OPERATIONS
Net investment gain (loss)	$451,211	$1,178,862
Net realized gain (loss) on investments and In-Kind Redemptions	10,026,884	(14,064,092)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	35,830,476	(3,031,697)
Net increase (decrease) in net assets resulting from operations	46,308,571	(15,916,927)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(726,000)	(1,402,817)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(6,893,375)	(30,318,420)
Transaction Fees (See Note 1)	8,922	29,433
Net increase (decrease) in net assets from capital share transactions	(6,884,453)	(30,288,987)
Total increase (decrease) in net assets	$38,698,118	$(47,608,731)

NET ASSETS
Beginning of Year	83,000,488	130,609,219
End of Year	$121,698,606	$83,000,488

Summary of share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares Sold	400,000	$24,396,890	350,000	$14,348,180
Transaction Fees (See Note 1)	—	8,922	—	29,433
Shares Redeemed	(600,000)	(31,290,265)	(1,100,000)	(44,666,600)
Net Transactions in Fund Shares	(200,000)	$(6,884,453)	(750,000)	$(30,288,987)
Beginning Shares	2,000,000		2,750,000
Ending Shares	1,800,000		2,000,000

The accompanying notes are an integral part of these financial statements.

23

Wedbush ETFMG TM ETF

Wedbush ETFMG Global Cloud Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Period Ended September 30, 2016[1]
Net Asset Value, Beginning of Year/Period	$35.92	$39.05	$36.14	$26.75		$25.00
Income from Investment Operations:
Net investment income [2]	0.26	0.28	0.15	0.27		0.11
Net realized and unrealized gain (loss) on investments	6.34	(3.11)	3.08	9.26		1.68
Total from investment operations	6.60	(2.83)	3.23	9.53		1.79
Less Distributions:
Distributions from net investment income	(0.23)	(0.30)	(0.13)	(0.04)		(0.04)
Net realized gains	—	—	(0.19)	(0.10)		—
Total distributions	(0.23)	(0.30)	(0.32)	(0.14)		(0.04)
Net asset value, end of year/period	$42.29	$35.92	$39.05	$36.14		$26.75
Total Return	18.58%	-7.23%	9.03%	36.39%		7.15%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$46,515	$37,720	$50,771	$37,948		$6,686

Expenses to Average Net Assets before legal expense	0.71%[5]	0.75%	0.75%	0.75%		0.75%[4]
Gross Expenses to Average Net Assets	0.71%[5]	0.75%	0.75%	0.79	%6	0.75%[4]
Net Investment Income to Average Net Assets	0.70%	0.83%	0.42%	0.87%		0.68%[4]
Portfolio Turnover Rate	104%	38%	42%	21%		13%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.
[6]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

24

Wedbush ETFMG TM ETF

Wedbush ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[1]
Net Asset Value, Beginning Year/Period	$41.50	$47.49	44.37	$32.90	$25.00
Income from Investment Operations:
Net investment income [2]	0.25	0.52	0.74	0.33	0.08
Net realized and unrealized gain (loss) on investments	26.26	(5.87)	2.98	11.71	7.82
Total from investment operations	26.51	(5.35)	3.72	12.04	7.90
Less Distributions:
Distributions from net investment income	(0.41)	(0.65)	(0.59)	(0.18)	—
Net realized gains	—	—	(0.03)	(0.39)	—
Total distributions	(0.41)	(0.65)	(0.62)	(0.57)	—
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.01	0.02	—	—
Net asset at end of year/period	$67.61	$41.50	47.49	$44.37	$32.90
Total Return	64.12%	-11.26%	8.38%	37.67%	31.62%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$121,699	$83,000	$130,609	$39,934	$6,581

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%	0.74%[4]
Gross Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.82%[5]	0.74%[4]
Net Investment Income to Average Net Assets	0.51%	1.22%	1.48%	0.86%	0.44%[4]
Portfolio Turnover Rate	53%	38%	42%	49%	10%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense.

The accompanying notes are an integral part of these financial statements.

25

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1 – ORGANIZATION

Wedbush ETFMG Global Cloud Technology ETF (“IVES”) and Wedbush ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are each a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) are registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index (the “Index”). The Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise- based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies.” The Cloud Technology Companies will have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion.

Effective April 17, 2020, the name ETFMG Video Game Tech ETF has changed to the Wedbush ETFMG Video Game Tech ETF.

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
IVES	4/7/2020	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime™ Index NTR.
GAMR	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds currently offer one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

Shares of the Funds are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

26

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Funds’ operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by the Funds may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020, the Funds did not hold any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds has the ability to access.

Level 2  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

27

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Level 3  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2020:

IVES

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$46,274,286	$—	$—	$46,274,286
Short Term Investments	200,848	—	—	200,848
ETFMG Sit Ultra Short ETF**	2,489,250	—	—	—
Investments Purchased with Securities Lending Collateral*	—	—	—	9,482,214
Total Investments in Securities	$48,964,384	$—	$—	$58,446,598

GAMR

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$121,075,652	$—	$—	$121,075,652
Short Term Investments	546,010	—	—	546,010
ETFMG Sit Ultra Short ETF**	2,489,250	—	—	—
Investments Purchased with Securities Lending Collateral*	—	—	—	6,152,606
Total Investments in Securities	$124,110,912	$—	$—	$130,263,518

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

** Investment was purchased with collateral.

B.	Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

28

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

To avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2020 tax returns. The Funds indentify its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Funds on a quarterly basis. Net realized gains on securities of the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

29

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

G.	Share Valuation. The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset values per share.

H.	Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in Wedbush Global Cloud Technology ETF and the Wedbush Video Game Tech ETF may involve certain risks, as discussed in each Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Funds’ or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, each Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

30

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under the circumstances, the Funds may have difficulty achieving their investment objectives which may adversely impact performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Funds’ Sponsor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures and can impact the ability of the Funds to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have significant impact on a Fund’s performance, resulting in losses to the Funds.

NOTE 4 – MANAGEMENT AND OTHER CONTRACTS

Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an agreement with its affiliate, ETFMG Financial, LLC to serve as distributor to the Funds (the “Distributor”). The Distributor provides marketing support for the Funds, including distributing marketing materials related to the Funds.

Exchange Traded Managers Group, LLC (the “Parent”), the parent company of the Advisor, has entered into a licensing and marketing support agreement with Wedbush Securities, Inc. (“Wedbush”). Pursuant to agreement, Wedbush licenses its name for the use of the Advisor, consults with the Advisor and prepares educational materials, research materials, and updates on the industry and sectors relevant to the Funds. Wedbush may also provide support in connection with phone calls, appearances, and written content relating to the marketing of the Funds. In May, 2020, Wedbush acquired a minority, non-voting, equity interest in the Parent.

Level ETF Ventures, LLC serves as the index provider for GAMR and reality Shares, LLC serves as the index provider for IVES.

IVES	0.68%
GAMR	0.75%

31

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). Wedbush Securities Inc. (“Wedbush”) has entered into a licensing and marketing support agreement with Exchange Traded Managers Group LLC, the parent company of the Adviser (the “Wedbush Agreement”). Pursuant to the Wedbush Agreement, Wedbush has agreed to (i) license the name Wedbush for the use of the Adviser; (ii) consult with the Adviser and prepare educational materials, research materials, and updates on regulation of the global video gaming technology and global cloud computing ecosystem; and (iii) provide support in connection with phone calls, appearances, and written content relating to the marketing of IVES and GAMR. Wedbush will also assumes the obligation of the Adviser to pay certain expenses of IVES and GAMR. Although Wedbush has agreed to be responsible for the payment of certain expenses of IVES and GAMR, the Adviser retains the ultimate obligation to the Funds to pay such expenses. Wedbush is not affiliated with GAMR, IVES, the Adviser, the Funds’ distributor or any of their respective affiliates. Wedbush does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, Wedbush is not involved in the maintenance of the Index and does not otherwise act in the capacity of an index provider. Level ETF Ventures, LLC serves as the index provider for GAMR and IVES.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Funds, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2020, the Funds did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2020:

	Purchases	Sales

IVES	$41,350,821	$39,773,393
GAMR	$52,548,881	$48,046,275

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2020:

	Purchases In-Kind	Sales In- Kind

IVES	$12,370,825	$9,594,404
GAMR	$18,975,355	$28,039,637

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2020.

32

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 331/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type earns of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2020, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations, either directly on behalf of each Fund or through one or more joint accounts, money market funds, or short-term bond funds, including those advised by or affiliated with the Advisor; however, all such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Other investment companies in which a Fund may invest cash collateral can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund, and which may be received in full or in part by the Advisor. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by other investment companies in which the Fund invests (as disclosed in the Prospectus, as applicable). The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2020, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
IVES	$11,971,464	$11,970,163
GAMR	8,641,856	8,537,606

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, and ETFMG Sit Ultra Short ETF, as shown on the Schedule of Investments.

33

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
IVES	$46,702,361	$12,236,018	$(491,781)	$11,744,237
GAMR	107,515,556	31,424,288	(8,676,326)	22,747,962

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
IVES	$134,746	$—	$134,746	$(10,518,120)	$1,360,863
GAMR	930,834	—	930,834	(14,492,756)	9,186,040

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2020, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
IVES	$(1,596,689)	$(8,921,431)	Indefinite
GAMR	(4,527,161)	(9,964,588)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2020.

	Late Year Ordinary Loss	Post- October Capital Loss
IVES	$—	$—
GAMR	—	—

34

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
IVES	$(1,762,415)	$1,762,415
GAMR	(7,864,737)	7,864,737

The tax character of distributions paid during the year ended September 30, 2020, and the year ended September 30, 2019 were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
IVES	$226,000	—	$326,484	—
GAMR	726,000	—	1,402,817	—

NOTE 9 – INVESTMENTS IN AFFILIATES

Wedbush ETFMG Global Cloud Technology ETF

Wedbush ETFMG Global Cloud Technology ETF owned 5% or more of the voting securities of the following companies during the year ended September 30, 2020. ETFMG Sit Ultra Short ETF is deemed to be an affiliate of the Fund as defined by the 1940 Act as of the year ended September 30, 2020. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
ETFMG Sit Ultra Short
ETF *	$—	3,744,377	(1,207,041)	$(49,387)	$1,301	$—	$2,489,250	50,000

Wedbush ETFMG Video Game Tech ETF

Wedbush ETFMG Video Game Tech ETF owned 5% or more of the voting securities of the following company during the year ended September 30, 2020. ETFMG Sit Ultra Short ETF is deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2020. Transactions during the period in this security was as follows:

Security Name	Value at September 30, 2019	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at September 30, 2020	Ending Shares
ETFMG Sit Ultra Short
ETF *	$—	2,504,385	—	$—	$(15,135)	$—	$2,489,250	50,000

*Affiliate as of September 30, 2020.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

35

Wedbush ETFMG TM ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2020 (Continued)

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser were defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleged claims based on disputes arising out of contractual relationships with the Adviser relating to certain series of the Trust. The action sought damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other claims.

The Adviser and its parent, Exchange Traded Managers Group, LLC (“ETFMG”), were defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. (“Nasdaq”) captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv 08252. This action arose out of the same facts and circumstances, and relates to the same series of the Trust, as the New Jersey litigation and asserted claims for breach of contract, conversion and certain other claims. The matter was the subject of a bench trial in May 2019, and on December 20, 2019, the Court issued an Opinion and Order awarding compensatory damages to Plaintiff in the amount of $78,403,172.36, plus prejudgment interest. The Court also denied Plaintiff’s requests for punitive damages and equitable relief.

On May 1, 2020, Nasdaq, PureShares LLC (“PureShares”), and ETFMG announced a global settlement that resolves all claims in both the PureShares action and the Nasdaq action. The settlement is subject to future negotiations and approvals among independent third parties. As part of the settlement, Nasdaq and ETFMG have agreed to certain cash payments from ETFMG to Nasdaq and PureShares,and have executed an asset purchase agreement to transfer certain ETFMG intellectual property and related assets, to a Nasdaq affiliate. The Adviser does not believe that the resolution of these matters will have a material adverse effect on the Funds’ financial statements. If the events set forth in the settlement agreement do not occur, and a subsequent settlement is not reached, the resulting conditions may adversely affect the Adviser’s future operations.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

36

Wedbush ETFMG TM ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of Wedbush ETFMG Global Cloud Technology ETF
and Wedbush ETFMG Video Game Tech ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Wedbush ETFMG Global Cloud Technology ETF and Wedbush ETFMG Video Game Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York
November 30, 2020

37

Wedbush ETFMG TM ETF

Expense Example

Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 for the period of time as indicated in the table below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During the Period ^	Annualized Expense Ratio During the Period April 1, 2020 to September 30, 2020
Wedbush ETFMG Video
Game Tech ETF
Actual	$1,000.00	$1,583.70	$4.84	0.75%
Hypothetical (5% annual)	$1,000.00	$1,021.25	3.79	0.75%
Wedbush ETFMG Global Cloud Technology ETF^^
Actual	$1,000.00	$1,537.30	$4.50	0.71%
Hypothetical (5% annual)	$1,000.00	$1,021.45	$3.59	0.71%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the period from April 1, 2020 to September 30, 2020).

^^Effective April 7, 2020, the Fund’s expense ratio was reduced to 0.68%.

38

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
IVES	78.85%
GAMR	63.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Fund Name	Dividends Received Deduction
IVES	40.02%
GAMR	11.05%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
IVES	0.00%
GAMR	0.00%

During the year ended September 30, 2020, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/20
GAMR	$1,021,980	$64,668	$0.56776649	$0.03592684	1,800,000

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

39

Wedbush ETFMG TM ETF

SUPPLEMENTARY INFORMATION

September 30, 2020 (Unaudited) (Continued)

Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT is available on the website of the SEC at www.sec.gov.Each Fund’s portfolio holdings are posted on their website at www.etfmgfunds.com daily.”

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmgfunds.com. Read the prospectus carefully before investing.

40

Wedbush ETFMG TM ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III* (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer of Exchange Traded Managers Group LLC (since 2013); ETF Managers Group LLC (since 2016); ETFMG Financial LLC (since 2017); ETF Managers Capital LLC (commodity pool operator) (since 2014); and Chief Executive Officer (2012- 2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	12	None
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer and Treasurer of Exchange Traded Managers Group LLC (since 2015); ETF Managers Group LLC (since 2016); and ETF Managers Capital LLC (commodity pool operator) (since 2015)	N/A	N/A
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer of ETFMG Financial LLC (since 2017); ETF Managers Group LLC (since 2016); ETF Managers Capital LLC (since 2016); and Partner, Crow & Cushing (law firm) (2007-2016).	N/A	N/A
Matthew J. Bromberg (1973)	Assistant Secretary (since 2020)	General Counsel and Secretary of Exchange Traded Managers Group LLC (since 2020); ETF Managers Group LLC (since 2020); ETFMG Financial LLC (since 2020); ETF Managers Capital LLC (since 2020); Partner of Dorsey & Whitney LLP (law firm) (2019-2020); General Counsel of WBI Investments, Inc. (2016-2019); Millington Securities, Inc. (2016-2019); and Partner of Reed Smith (law firm) (2015-2016)	N/A	N/A
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

41

Wedbush ETFMG TM ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	12	None
Eric Weigel (1960)	Trustee (since 2020)	Senior Portfolio Manager, Little House Capital (2019-present); Managing Partner, Global Focus Capital LLC (2013-present); Chief Investment Officer, Insight Financial Strategist LLC (2017- 2018)	12	None

42

Wedbush ETFMG TM ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)  is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

43

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust's level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$261,100	$215,500
Audit-Related Fees	N/A	N/A
Tax Fees	$46,850	$45,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	$10,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title)  /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date December 9, 2020

By (Signature and Title)* /s/ John Flanagan
John Flanagan, Principal Financial Officer/Treasurer

Date December 9, 2020

* Print the name and title of each signing officer under his or her signature.